Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document And Entity Information [Abstract]
Document Type	20-F
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Entity Registrant Name	Dryships Inc.
Entity Central Index Key	0001308858
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Well Known Seasoned Issuer	Yes
Entity Common Stock Shares Outstanding	413,762,244
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CURRENT ASSETS:
Cash and cash equivalents	$ 341,950	$ 251,143
Restricted cash (Note 2)	223,133	72,765
Trade accounts receivable, net of allowance for doubtful receivables of $18,420 and $14,685	174,985	139,971
Due from related parties (Note 4)	40,686	26,146
Other current assets (Note 5)	122,775	80,052
Total current assets	903,529	570,077
FIXED ASSETS, NET:
Advances for vessels and drillships under construction and acquisitions (Note 6)	1,201,807	1,027,889
Vessels, net (Note 7)	2,059,570	1,956,270
Drilling rigs, drillships, machinery and equipment, net (Note 7)	4,446,730	4,587,916
Total fixed assets, net	7,708,107	7,572,075
OTHER NON-CURRENT ASSETS:
Financial instruments (Note 12)	996	0
Restricted cash (Note 2)	155,375	332,801
Intangible assets, net (Note 9)	7,619	9,062
Above-market acquired time charter and drilling contracts (Note 9)	19,575	40,102
Other non-current assets (Note 10)	83,290	97,572
Total other non-current assets	266,855	479,537
Total assets	8,878,491	8,621,689
CURRENT LIABILITIES:
Current portion of long-term debt (Note 11)	1,102,085	429,149
Accounts payable and other current liabilities	130,728	58,774
Accrued liabilities	177,114	119,838
Due to related parties (Note 4)	4,750	7,518
Deferred revenue	73,008	40,880
Financial instruments (Note 12)	85,844	100,104
Total current liabilities	1,573,529	756,263
NON-CURRENT LIABILITIES
Long-term debt, net of current portion (Note 11)	3,284,630	3,812,686
Financial instruments (Note 12)	63,096	102,346
Deferred revenue	71,815	9,172
Pension liability (Note 15)	4,057	2,546
Other non-current liabilities	13,345	14
Total non-current liabilities	3,436,943	3,926,764
COMMITMENTS AND CONTINGENCIES (Note 16)	0	0
STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value; 500,000,000 shares authorized at December 31, 2011 and 2012; 100,000,000 shares designated as Series A Convertible preferred stock; 0 shares of Series A Convertible Preferred Stock issued and outstanding at December 31, 2011 and 2012, respectively (Note 13)	0	0
Common stock, $0.01 par value; 1,000,000,000 shares authorized at December 31, 2011 and 2012; 424,762,094 and 424,762,244 shares issued and outstanding at December 31, 2011 and 2012, respectively (Note 13)	4,247	4,247
Treasury stock; $0.01 par value; 1,000,000 and 11,000,000 shares at December 31, 2011 and 2012, respectively (Note 11)	(110)	(10)
Additional paid-in capital (Note 13)	2,837,525	2,908,950
Accumulated other comprehensive loss (Note 17)	(9,175)	(28,610)
Retained earnings	13,973	260,751
Total Dryships Inc. stockholders' equity	2,846,460	3,145,328
Non controlling interests	1,021,559	793,334
Total equity	3,868,019	3,938,662
Total liabilities and stockholders' equity	$ 8,878,491	$ 8,621,689

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Consolidated Balance Sheets
Allowance for doubtful receivables	$ 14,685	$ 18,420
Preferred stock par value	$ 0.01	$ 0.01
Statement [Line Items]
Preferred stock shares authorized	500,000,000	500,000,000
Common stock par value	$ 0.01	$ 0.01
Common stock shares authorized	1,000,000,000	1,000,000,000
Common stock shares issued	424,762,244	424,762,094
Common stock shares outstanding	424,762,244	424,762,094
Treasury stock par value	$ 0.01	$ 0.01
Treasury stock, shares	11,000,000	1,000,000
Series A Preferred Stock [Member]
Statement [Line Items]
Preferred stock shares authorized	100,000,000	100,000,000
Issuance of preferred stock, shares	0	0
Preferred stock shares outstanding	0	0

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Voyage revenues (including amortization of above market acquired time charters)	$ 268,236	$ 378,013	$ 457,804
Leasing revenues	0	112,118	141,211
Service revenues (including amortization of above market acquired drilling contracts), net	941,903	587,531	260,730
Total Revenues (Note 2 and 19)	1,210,139	1,077,662	859,745
OPERATING EXPENSES/ (INCOME):
Voyage expenses (Note 2)	30,012	20,573	27,433
Vessels, drilling rigs and drillships operating expenses	649,722	373,122	190,614
Depreciation and amortization (Note 7 and 9)	335,458	274,281	192,891
Loss/(gain) on sale of assets, net	1,179	3,357	(9,435)
Gain on contract cancellation (Note 7)	0	(6,202)	0
Contract termination fees and forfeiture of vessels under construction deposits (Note 6)	41,339	0	0
Vessel impairment charge (Note 7 and 12)	0	144,688	3,588
Gain from vessel insurance proceeds (Note 7)	0	(25,064)	0
General and administrative expenses	145,935	123,247	88,576
Legal settlements and other, net (Note 16.1)	(9,360)	0	0
Operating income	15,854	169,660	366,078
OTHER INCOME / (EXPENSES):
Interest and finance costs (Note 18)	(210,128)	(146,173)	(66,825)
Interest income	4,203	16,575	21,866
Loss on interest rate swaps (Note 12)	(54,073)	(68,943)	(120,505)
Other, net (Note 12)	(492)	9,023	10,272
Gain Loss On Forward Freight Agreements	0	0	0
Total expenses, net	(260,490)	(189,518)	(155,192)
INCOME /(LOSS) BEFORE INCOME TAXES	(244,636)	(19,858)	210,886
Less: Income taxes (Note 21)	(43,957)	(27,428)	(20,436)
NET INCOME/ (LOSS)	(288,593)	(47,286)	190,450
Less: Net (income)/loss attributable to non controllin interests	41,815	(22,842)	(2,123)
NET INCOME/ (LOSS) ATTRIBUTABLE TO DRYSHIPS INC.	(246,778)	(70,128)	188,327
NET INCOME/ (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS (Note 13)	$ (246,778)	$ (74,594)	$ 172,564
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, BASIC (Note 20)	$ (0.65)	$ (0.21)	$ 0.64
WEIGHTED AVERAGE NUMBER OF COMMON SHARES, BASIC (Note 20)	380,159,088	355,144,764	268,858,688
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, DILUTED (Note 20)	$ (0.65)	$ (0.21)	$ 0.61
WEIGHTED AVERAGE NUMBER OF COMMON SHARES, DILUTED (Note 20)	380,159,088	355,144,764	305,425,852

Consolidated Statements of Comprehensive Income/(loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements of Comprehensive Income/ (loss)
Net income/(loss)	$ (288,593)	$ (47,286)	$ 190,450
Other comprehensive income/ (loss):
Unrealized gain/(loss) on cash flows hedges	0	0	(5,495)
Realized gain/(loss) on cash flows hedges associated with capitalized interest	0	0	(11,539)
Unrealized gain/ (loss) on senior unsecured notes	2,059	(1,350)	0
Reclassification of gain associated with senior unsecured notes to Consolidated Statement of Operations, net	(709)	0	0
Reclassification of losses on previously designated cash flow hedges to Consolidated Statement of Operations, net	22,904	13,088	0
Reclassification of realized losses associated with capitalized interest to Consolidated Statement of Operations, net	549	368	0
Actuarial gains/ (losses)	(637)	(942)	425
Other comprehensive income/ (loss)	24,166	11,164	(16,609)
Comprehensive income/loss	(264,427)	(36,122)	173,841
Less: comprehensive (income)/loss attributable to non controlling interests	34,215	(23,862)	(2,309)
Comprehensive income/ (loss) attributable to Dryships Inc.	$ (230,212)	$ (59,984)	$ 171,532

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data	Total	Series A Convertible Preferred Stock	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Dryships Inc. Stockholders Equity	Non controlling interests
BALANCE value, at Dec. 31, 2009	$ 2,812,542	$ 522	$ 2,803		$ 2,681,974	$ (33,399)	$ 160,642	$ 2,812,542
BALANCE shares, at Dec. 31, 2009		52,238,806	280,326,271
Net income/ (loss)	190,450						188,327	188,327	2,123
Issuance of non-vested shares, value			45		(45)
Issuance of non-vested shares, shares			4,504,800
Equity component of convertible notes and other	74,500				74,500			74,500
Issuance of subsidiary shares to non-controlling interest	488,301				(164,223)	11,131		(153,092)	641,393
Issuance of common/ preferred stock, value	341,874		848		341,026			341,874
Issuance of common/ preferred stock, shares			84,818,706
Acquisition of subsidiary shares from non-controlling interest	(15,729)				(16,038)	309		(15,729)
Other comprehensive income/(loss)	(16,609)					(16,795)		(16,795)	186
Amortization of stock based compensation	24,200				24,200			24,200
Dividends on preferred stock					13,624		(13,624)
BALANCE value, at Dec. 31, 2010	3,899,529	522	3,696		2,955,018	(38,754)	335,345	3,255,827	643,702
BALANCE shares, at Dec. 31, 2010		52,238,806	369,649,777
Net income/ (loss)	(47,286)						(70,128)	(70,128)	22,842
Issuance of non-vested shares, value			90		(90)
Issuance of non-vested shares, shares			9,016,800
Issuance of treasury stock, value				(10)	10
Issuance of treasury stock, shares				(1,000,000)
Issuance of subsidiary shares to non-controlling interest	48,687				(77,083)	1,852		(75,231)	123,918
Issuance of common/ preferred stock, value		65			(65)
Issuance of common/ preferred stock, shares		6,532,979
Conversion of preferred stock into common stock, value		(587)	461		126
Conversion of preferred stock into common stock, shares		(58,771,785)	46,095,517
Other comprehensive income/(loss)	11,164					8,292		8,292	2,872
Amortization of stock based compensation	26,568				26,568			26,568
Dividends on preferred stock					4,466		(4,466)
BALANCE value, at Dec. 31, 2011	3,938,662		4,247	(10)	2,908,950	(28,610)	260,751	3,145,328	793,334
BALANCE shares, at Dec. 31, 2011			424,762,094	(1,000,000)
Net income/ (loss)	(288,593)						(246,778)	(246,778)	(41,815)
Issuance of non-vested shares, shares			150
Issuance of treasury stock, value				(100)	100
Issuance of treasury stock, shares				(10,000,000)
Issuance of subsidiary shares to non-controlling interest	180,485				(84,629)	2,869		(81,760)	262,245
Other comprehensive income/(loss)	24,166					16,566		16,566	7,600
Amortization of stock based compensation	13,299				13,104			13,104	195
BALANCE value, at Dec. 31, 2012	$ 3,868,019		$ 4,247	$ (110)	$ 2,837,525	$ (9,175)	$ 13,973	$ 2,846,460	$ 1,021,559
BALANCE shares, at Dec. 31, 2012			424,762,244	(11,000,000)

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows from Operating Activities:
Net income/ (loss)	$ (288,593)	$ (47,286)	$ 190,450
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	335,458	274,281	192,891
Commitments fees on undrawn line of credit	0	0	6,376
Amortization, write off of deferred financing fees	20,548	24,926	10,866
Amortization of convertible senior notes debt discount	38,855	34,144	26,516
Amortization of fair value of acquired time charters and drilling contracts	20,527	7,534	(5,557)
Amortization of cash flow hedge reserve	22,904	13,088	(11,539)
Vessel impairment charge	0	144,688	3,588
Loss/(gain) on sale of assets, net	1,179	3,357	(9,435)
Gain on contract cancellation	0	(6,202)	0
Gain on vessel insurance proceeds	0	(25,064)	0
Gain on sale of notes	(709)	(1,406)	0
Forfeitures of advances for vessel acquisitions	19,939	0	0
Amortization of stock based compensation	13,299	26,568	24,200
Interest income on restricted cash	0	(4,318)	(6,205)
Change in fair value of derivatives	(54,506)	(38,155)	48,439
Security deposits for derivatives	24,550	45,500	(37,900)
Amortization of free lubricants benefit	(14)	(15)	(24)
Changes in operating assets and liabilities:
Trade accounts receivable	(33,469)	(114,420)	41,477
Due from related parties	(14,540)	(5,211)	6,610
Other current and non-current assets	(58,277)	(52,013)	(6,208)
Accounts payable and other current and non-current liabilities	40,224	29,567	(10,336)
Pension liability	874	1,002	1,415
Accrued liabilities	57,277	45,561	14,133
Due to related parties	(2,768)	(5,805)	0
Deferred revenue	94,771	(1,116)	(2,956)
Net Cash Provided by Operating Activities	237,529	349,205	476,801
Cash Flows from Investing Activities:
Vessel insurance proceeds	0	58,200	0
Business acquisitions, net of cash acquired	0	(58,743)	0
Purchase of notes	0	(75,000)	0
Sale of notes	18,709	58,406	0
Advances for vessel acquisitions/rigs and drillships under construction	(276,956)	(2,221,427)	(890,098)
Delivery payment for rig / drillships under construction	0	0	(294,569)
Option for future construction of rigs/ drillships	0	0	(99,024)
Vessel acquisitions and improvements	(177,724)	0	(43,448)
Drilling rigs, drillships equipment and other improvements	(97,868)	(78,480)	(10,136)
Proceeds from sale of vessels and contract cancellation	116,834	119,059	73,317
Increase in restricted cash	0	0	(416,790)
Decrease in restricted cash	27,058	375,591	0
Net Cash Used in Investing Activities	(389,947)	(1,822,394)	(1,680,748)
Cash Flows from Financing Activities:
Proceeds from issuance of convertible notes	0	0	237,202
Proceeds from long-term credit facilities, term loans and senior notes	966,103	2,555,102	8,250
Proceeds from short-term credit facility	0	0	300,000
Payments of short term credit facility	0	(300,000)	(247,717)
Principal payments and repayments of long-term debt	(867,932)	(877,793)	(217,726)
Net proceeds from common stock issuance	0	0	341,774
Net proceeds from sale in ownerships of subsidiary	180,485	0	488,301
Proceeds from share-lending arrangement	0	0	100
Payment of financing costs, net	(35,431)	(44,507)	(7,876)
Net Cash Provided by Financing Activities	243,225	1,332,802	902,308
Net increase/ (decrease) in cash and cash equivalents	90,807	(140,387)	(301,639)
Cash and cash equivalents at beginning of year	251,143	391,530	693,169
Cash and cash equivalents at end of year	341,950	251,143	391,530
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest, net of amount capitalized	118,606	34,117	58,851
Income taxes	45,450	23,199	19,803
Non cash financing and investing activities:
Issuance of non-vested shares	0	90	45
Difference between the consideration received and the equity attributed to non-controlling interest	0	0	153,092
Fair value of preferred share dividend	$ 0	$ 4,466	$ 13,624

Basis of Presentation and General Information	12 Months Ended
Dec. 31, 2012
Basis of Presentation and General Information
Basis of Presentation and General Information
DRYSHIPS INC.
Notes to Consolidated Financial Statements
For the years ended December 31, 2010, 2011 and 2012
(Expressed in thousands of United States Dollars – except for share and per share data, unless otherwise stated)

1. Basis of Presentation and General Information:

The accompanying consolidated financial statements include the accounts of DryShips Inc., its subsidiaries and consolidated Variable Interest Entities (“VIEs”) (collectively, the “Company” or “DryShips”). DryShips was formed on September 9, 2004 under the laws of the Republic of the Marshall Islands. The Company is a provider of international seaborne drycargo and oil transportation services and deepwater drilling rig services.

Customers individually accounting for more than 10% of the Company's voyage revenues and drilling rig revenues during the years ended December 31, 2010, 2011 and 2012 were as follows:

	Year ended December 31,

	2010	2011	2012

Customer A – Drilling rig segment	26%	21%	-
Customer B – Drilling rig segment	20%	12%	38%
Customer C – Drilling rig segment	-	-	14%
Customer D – Drilling rig segment	-	24%	-

Certain prior period amounts have been reclassified to conform to the current year presentation including: a) the reclassification of part of deferred mobilization expenses and deferred revenue from current assets and current liabilities, respectively, to non-current assets and non-current liabilities, b) the reclassification of foreign exchange gains/losses in the Statement of operations from "General and administrative expenses" to "Other, net" and c) the reclassification of consultancy fees in the Statement of operations from "Interest and finance costs" to "General and administrative expenses ".

Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Significant Accounting Policies

2. Significant Accounting policies:

(a)Principles of consolidation: The accompanying consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”) and include the accounts and operating results of DryShips, its wholly-owned subsidiaries and its VIEs. As of December 31, 2012, the Company consolidated 100% one VIE for which it is deemed to be the primary beneficiary, i.e. it has a controlling financial interest in this entity. The VIE's total assets and liabilities, as of December 31, 2012, were $25,474 and $26,764 respectively, while total liabilities exceeded total assets by $1,290.

A VIE is an entity that in general does not have equity investors with voting rights or that has equity investors that do not provide sufficient financial resources for the entity to support its activities. A controlling financial interest in a VIE is present when a company has the power to direct the activities of a VIE that most significantly impact the entity's economic performance and absorbs a majority of an entity's expected losses, receives a majority of an entity's expected residual returns, or both.

All intercompany balances and transactions have been eliminated in consolidation. Where necessary, comparatives have been reclassified to conform to changes in presentation in the current year.

(b) Business combinations: The Company uses the acquisition method of accounting under the authoritative guidance on business combinations, which requires an acquirer in a business combination to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at their fair values at the acquisition date. The costs of the acquisition and any related restructuring costs are to be recognized separately in the Consolidated Statements of Operations. The acquired company's operating results are included in the Company's consolidated financial statements starting on the date of acquisition.

The purchase price is equivalent to the fair value of the consideration transferred and liabilities incurred, including liabilities related to contingent consideration. Tangible and identifiable intangible assets acquired and liabilities assumed as of the date of acquisition are recorded at the acquisition date fair value. Goodwill is recognized for the excess of purchase price over the net fair value of assets acquired and liabilities assumed. When the fair value of net assets acquired exceeds the fair value of consideration transferred plus any non-controlling interest in the acquiree, the excess is recognized as a gain.

(c) Intangible assets: The Company's finite-lived acquired intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

Intangible assets/liabilities	Years
Tradenames	10
Software	10
Fair value of above market acquired time charters/ drilling contracts	Over remaining contract term
Fair value of below market acquired time charters / drilling contracts	Over remaining contract term

In accordance with guidance related to Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates the potential impairment of finite-lived acquired intangible assets when there are indicators of impairment. The finite-lived intangibles are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable based on estimates of future undiscounted cash flows. In the event of impairment, the asset is written down to its fair value. An impairment loss, if any, is measured as the amount by which the carrying amount of the asset exceeds its fair value. For finite-lived intangible assets, no impairment was recognized during any period presented.

(d) Use of estimates: The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Comprehensive income/(loss): The Company's comprehensive income/(loss) is comprised of net income, actuarial gains/losses related to the adoption and implementation of ASC 715, “Compensation-Retirement Benefits”, as well as losses in the fair value of the derivatives that qualify for hedge accounting in accordance with ASC 815 “Derivatives and Hedging” and realized gains/losses on cash flow hedges associated with capitalized interest in accordance with ASC 815-30-35-38 “Derivatives and Hedging”.

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-05, "Comprehensive Income, Presentation of Comprehensive Income (Topic 220)", which revises the manner in which entities present comprehensive income in their financial statements. The amendments in this ASU were adopted by the Company in the December 31, 2011 consolidated financial statements and, as a result, the consolidated financial statements for the year ended December 31, 2010 were revised to include a separate statement of comprehensive income and to exclude the components of other comprehensive income from the statement of stockholders' equity.

(f) Cash and cash equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

(g) Restricted cash: Restricted cash may include: (i) cash collateral required under the Company's financing swap and forward freight arrangements (“FFAs”), (ii) retention accounts which can only be used to fund the loan installments coming due, (iii) minimum liquidity collateral requirements or minimum required cash deposits, as defined in the Company's loan agreements, (iv) taxes withheld from employees and deposited in designated bank accounts, and (v) amounts pledged as collateral for bank guarantees to suppliers.

(h) Trade accounts receivable net: The amount shown as trade accounts receivable, at each balance sheet date, includes receivables from customers for hire of vessels, drilling rigs and drillships, freight and demurrage billings, net of allowance for doubtful receivables. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate allowance for doubtful receivables.

(i) Short-term investments: Short-term investments generally represent investments in time deposits, which have maturities in excess of three months but less than twelve months. These investments are accounted for at cost.

(j) Concentration of credit risk: Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents; trade accounts receivable and derivative contracts (interest rate swaps, foreign currency contracts and forward freight agreements). The maximum exposure to loss due to credit risk is the book value at the balance sheet date. The Company places its cash and cash equivalents, consisting mostly of bank deposits, with qualified financial institutions.

The Company performs periodic evaluations of the relative credit standing of those financial institutions. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties. The Company's major customers are oil companies, which reduces its credit risk. When considered necessary, additional arrangements are put in place to minimize credit risk, such as letters of credit or other forms of payment guarantees. The Company limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customers' financial condition and generally does not require collateral for its trade accounts receivable. The Company has made advances for the construction of vessels and drillships to the yards. The ownership of the vessels and drillships is transferred from the yard to the Company at delivery. The credit risk of the advances is, to a large extent, reduced through refund guarantees issued by financial institutions.

As of December 31, 2012, cumulative installment payments made to the yards amounted to approximately $1,054,049 for the vessels and drillships under construction. These installment payments are, to a large extent, secured with irrevocable letters of guarantee, covering pre-delivery installments if the contract is rescinded in accordance with the terms of the contract. The irrevocable letters of guarantee are issued by financial institutions.

 (k) Advances for vessels and drillships under construction: This represents amounts expended by the Company in accordance with the terms of the construction contracts for vessels and drillships as well as other expenses incurred directly or under a management agreement with a related party in connection with on site supervision. In addition, interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. The carrying value of vessels and drillships under construction (“Newbuildings”) represents the accumulated costs at the balance sheet date. Cost components include payments for yard installments and variation orders, commissions to related party, construction supervision, equipment, spare parts, capitalized interest, costs related to first time mobilization and commissioning costs. No charge for depreciation is made until commissioning of the newbuilding has been completed and it is ready for its intended use.

(l) Capitalized interest: Interest expense is capitalized during the construction period of rigs, drillships and vessels based on accumulated expenditures for the applicable project at the Company's current rate of borrowing. The amount of interest expense capitalized in an accounting period is determined by applying an interest rate (“the capitalization rate”) to the average amount of accumulated expenditures for the asset during the period. The capitalization rates used in an accounting period are based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts in excess of actual interest expense incurred in the period. If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate applied to such excess is a weighted average of the rates applicable to other borrowings of the Company. Capitalized interest expense for the years ended December 31, 2010, 2011 and 2012 amounted to $78,451, $76,068 and $58,967, respectively (Note 18).

(m) Insurance claims: The Company records insurance claim recoveries for insured losses incurred on damages to fixed assets, loss of hire and for insured crew medical expenses under “Other current assets”. Insurance claims are recorded, net of any deductible amounts, at the time the Company's fixed assets suffer insured damages, loss due to the vessel/ drilling unit being wholly or partially deprived of income as a consequence of damage to the unit or when crew medical expenses are incurred, recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed following the insurance claim.

(n) Inventories: Inventories consist of consumable bunkers (if any), lubricants and victualling stores, which are stated at the lower of cost or market value and are recorded under ”Other current assets”. Cost is determined by the first in, first out method.

(o) Foreign currency translation: The functional currency of the Company is the U.S. Dollar since the Company operates in international shipping and drilling markets and therefore, primarily transacts business in U.S. Dollars. The Company's accounting records are maintained in U.S. Dollars. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated into U.S. Dollars at the year-end exchange rates. Resulting gains or losses are included in “Other, net” in the accompanying consolidated statements of operations.

(p) Fixed assets, net:

(i) Drybulk and tanker carrier vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements, delivery expenses and other expenditures to prepare the vessel for its initial voyage). Subsequent expenditures for major improvements are also capitalized when they appreciably extend the useful life, increase the earning capacity or improve the efficiency or safety of the vessels. The cost of each of the Company's vessels is depreciated beginning when the vessel is ready for its intended use, on a straight-line basis over the vessel's remaining economic useful life, after considering the estimated residual value. Vessel's residual value is equal to the product of its lightweight tonnage and estimated scrap rate per ton. In general, management estimates the useful life of the Company's vessels to be 25 years from the date of initial delivery from the shipyard. When regulations place limitations over the ability of a vessel to trade on a worldwide basis, its remaining useful life is adjusted at the date such regulations are adopted.

(ii) Drilling rigs and drillships are stated at cost less accumulated depreciation. Such costs include the cost of adding or replacing parts of drilling rig or drillship machinery and equipment when the cost is incurred, if the recognition criteria are met. The recognition criteria require that the cost incurred extends the useful life of a drilling rig or drillship. The carrying amounts of those parts that are replaced are written off and the cost of the new parts is capitalized. Depreciation is calculated on a straight-line basis over the useful life of the assets after considering the estimated residual value as follows: bare deck 30 years and other asset parts 5 to 15 years. The residual values of the drilling rigs and drillships are estimated at $35 million and $50 million, respectively.

(iii) IT and office equipment are recorded at cost and are depreciated on a straight-line basis over 5 years.

(q) Long lived assets held for sale: The Company classifies long lived assets and disposal groups as being held for sale in accordance with ASC 360, “Property, Plant and Equipment”, when: (i) management has committed to a plan to sell the long lived assets; (ii) the long lived assets are available for immediate sale in their present condition; (iii) an active program to locate a buyer and other actions required to complete the plan to sell the long lived assets have been initiated; (iv) the sale of the long lived assets is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year; and (v) the long lived assets are being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long lived assets classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These long lived assets are not depreciated once they meet the criteria to be classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has yet to complete a time charter or drilling contract, it is considered that the held for sale criteria discussed in guidance are not met until the time charter or drilling contract has been completed as the vessel/rig is not available for immediate sale. As a result, such vessels/rigs are not classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has no time charter or drilling contract to complete or a contract that is transferable to a buyer, it is considered that the held for sale criteria discussed in the guidance are met. As a result such vessels/rigs are classified as held for sale. Furthermore, in the period a long-lived asset meets the held for sale criteria, a loss is recognized for any reduction of the long-lived asset's carrying amount to its fair value less cost to sell. No such adjustments were identified for the years ended December 31, 2010 and 2012, while for 2011 an impairment of $5,917 was recognized in the accompanying consolidated statement of operations relating to one long live asset which was held for sale as of June 30, 2011.

(r) Fair value of above/below market acquired time charter or drilling contracts: In a business combination the Company identifies assets acquired or liabilities assumed and records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters or drilling contracts assumed when a vessel and/or rig is acquired. The value of the asset or liability at the date of delivery of a vessel or drilling rig/drillship is based on the difference between the current fair values of a contract with similar characteristics as the time charter or drilling contract assumed and the net present value of future contractual cash flows from the contract assumed. When the present value of the time charter or drilling contract assumed is greater than the current fair value of such contract, the difference is recorded as “Fair value of above market acquired time charter/drilling contracts”. When the opposite situation occurs, the difference is recorded as “Fair value of below market acquired time charter/drilling contracts”. Such assets and liabilities are amortized as a reduction of, or an increase in revenue, respectively over the period of the time charter or drilling contract assumed.

(s) Impairment of long-lived assets: The Company reviews for impairment long-lived assets and intangible long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on an asset by asset basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and the fair value of the asset. The Company evaluates the carrying amounts of its vessels, rigs and drillships by obtaining vessel, rigs and drillships appraisals to determine if events have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, the Company reviews certain indicators of potential impairment, such as undiscounted projected operating cash flows, vessel, rigs and drillships sales and purchases, business plans and overall market conditions. In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels', rigs and drillships, future performance, with the significant assumptions being related to charter and drilling rates, fleet utilization, operating expenses, capital expenditures, residual value and the estimated remaining useful life of each vessel, rig and drillship. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations. To the extent impairment indicators are present, the Company determines undiscounted projected net operating cash flows for each vessel, rig and drillship and compares them to their carrying value. The projected net operating cash flows are determined by considering the charter revenues and drilling revenues from existing time charters and drilling contracts for the fixed fleet days and an estimated daily time charter equivalent for the unfixed days. The Company estimates the daily time charter equivalent for the unfixed days based on the most recent ten year historical average for similar vessels and utilizing available market data for time charter and spot market rates and forward freight agreements over the remaining estimated life of the vessel, assumed to be 25 years from the delivery of the vessel from the shipyard, net of brokerage commissions, expected outflows for vessels' maintenance and vessel operating expenses (including planned drydocking and special survey expenditures), assuming an average annual inflation rate of 2% and fleet utilization of 98%. The salvage value used in the impairment test is estimated to be $250 per light weight ton (LWT) for vessels, while $35,000 and $50,000 for drilling rigs and drillships respectively, in accordance with the Company's vessels' depreciation policy. If the Company's estimate of undiscounted future cash flows for any vessel is lower than the vessel's carrying value, the carrying value is written down, by recording a charge to operations, to the vessel's fair market value if the fair market value is lower than the vessel's carrying value.

The Company's analysis for the year ended December 31, 2012, which also involved sensitivity tests on the time charter rates, drilling rates and fleet utilization (being the most sensitive inputs to variances), allowing for variances ranging from 97.5% to 92.5% depending on vessel type on time charter rates, indicated no impairment on any of its vessels, drilling rigs and drillships. Although the Company believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are highly subjective. There can be no assurance as to how long charter rates and vessel values will remain at their currently low levels or whether they will improve by any significant degree. Charter rates may remain at depressed levels for some time which could adversely affect the Company's revenue and profitability, and future assessments of vessel impairment. While for the drilling segment there can be no assurance as to how long drilling rates and drilling rigs/drillships values will remain at their currently high levels or whether they will improve or the opposite by any significant degree. As a result of the impairment review, the Company determined that the carrying amounts of its assets were recoverable and therefore, concluded that no impairment loss was necessary for 2010, 2011 and 2012. However, due to Company's decision to sell certain vessels during the years and/or subsequent to the balance sheet dates and based on the agreed-upon sales price, an impairment charge relating to assets held for use of $3,588, $144,688 and $0, for each of the years ended December 31, 2010, 2011 and 2012, respectively, was recognized (Notes 7 and 12).

(t) Dry-docking costs: The Company follows the direct expense method of accounting for dry-docking costs whereby costs are expensed in the period incurred for the vessels, drilling rigs and drillships.

(u) Class costs: The Company follows the direct expense method of accounting for periodic class costs incurred during special surveys of drilling rigs and drillships, normally every five years. Class costs and other maintenance costs are expensed in the period incurred and included in "Vessels, drilling rigs and drillships operating expenses”.

 (v) Deferred financing costs: Deferred financing costs include fees, commissions and legal expenses associated with the Company's long- term debt. These costs are amortized over the life of the related debt using the effective interest method and are included in interest expense. Unamortized fees relating to loans repaid or refinanced as debt extinguishments are expensed as interest and finance costs in the period the repayment or extinguishment is made. Arrangement fees paid to lenders for loans which the Company has not drawn down are capitalized and included in other current and non-current assets. Amortization and write offs for each of the years ended December 31, 2010, 2011 and 2012 amounted to $8,249, $21,952 and $17,565, respectively (Note 15).

(w) Convertible senior notes: In accordance with ASC Topic 470-20, “Debt with Conversion and Other Options,” for convertible debt instruments that contain cash settlement options upon conversion at the option of the issuer, the Company determines the carrying amounts of the liability and equity components of its convertible notes by first determining the carrying amount of the liability component of the convertible notes by measuring the fair value of a similar liability that does not have an associated equity component. The carrying amount of the equity component representing the embedded conversion option is then determined by deducting the fair value of the liability component from the total proceeds. The resulting debt discount is amortized to interest cost using the effective interest method over the period the debt is expected to be outstanding as an additional non-cash interest expense. Transaction costs associated with the instrument are allocated pro-rata between the debt and equity components (Note 11).

(x) Revenue and related expenses:

(i)       Drybulk carrier and tanker vessels:

Time and bareboat charters: The Company generates its revenues from charterers for the charter hire of its vessels, which are considered to be operating lease arrangements. Vessels are chartered using time and bareboat charters and where a contract exists, the price is fixed, service is provided and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably on a straight-line basis over the duration of the period of each time charter as adjusted for the off-hire days that the vessel spends undergoing repairs, maintenance and upgrade work depending on the condition and specification of the vessel.

Voyage charters: Voyage charter is a charter where a contract is made in the spot market for the use of a vessel for a specific voyage for a specified freight rate per ton. If a charter agreement exists and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably during the duration of the period of each voyage. A voyage is deemed to commence upon the completion of discharge of the vessel's previous cargo and is deemed to end upon the completion of discharge of the current cargo. Demurrage income represents payments by a charterer to a vessel owner when loading or discharging time exceeds the stipulated time in the voyage charter and is recognized ratably as earned during the related voyage charter's duration period.

Pooling arrangements: For vessels operating in pooling arrangements, the Company earns a portion of total revenues generated by the pool, net of expenses incurred by the pool. The amount allocated to each pool participant vessel, including the Company's vessels, is determined in accordance with an agreed-upon formula, which is determined by points awarded to each vessel in the pool based on the vessel's age, design and other performance characteristics. Revenue under pooling arrangements is accounted for on the accrual basis and is recognized when an agreement with the pool exists, price is fixed, service is provided and the collectability is reasonably assured.

The allocation of such net revenue may be subject to future adjustments by the pool however, historically, such changes have not been material.

Voyage related and vessel operating costs: Voyage related and vessel operating costs are expensed as incurred. Under a time charter, specified voyage costs, such as fuel and port charges are paid by the charterer and other non-specified voyage expenses, such as commissions, are paid by the Company. Vessel operating costs including crews, maintenance and insurance are paid by the Company. Under voyage charter arrangements, voyage expenses, primarily consisting of commissions, port, canal and bunker expenses that are unique to a particular charter, are paid for by the Company, except for commissions, which are either paid for by the Company or are deducted from the freight revenue. All voyage and vessel operating expenses are expensed as incurred, except for commissions. Commissions are deferred and amortized over the related voyage charter period to the extent revenue has been deferred since commissions are earned as the Company's revenues are earned. Under a bareboat charter, the charterer assumes responsibility for all voyage and vessel operating expenses and risk of operation.

Deferred voyage revenue: Deferred voyage revenue primarily relates to cash advances received from charterers. These amounts are recognized as revenue over the voyage or charter period.

(ii)       Drilling rigs and drillships:

Revenues: The Company's services and deliverables are generally sold based upon contracts with its customers that include fixed or determinable prices. The Company recognizes revenue when delivery occurs, as directed by its customer, or the customer assumes control of physical use of the asset and collectability is reasonably assured. The Company evaluates if there are multiple deliverables within its contracts and whether the agreement conveys the right to use the drill rigs and drillships for a stated period of time and meets the criteria for lease accounting, in addition to providing a drilling services element, which is generally compensated for by day rates. In connection with drilling contracts, the Company may also receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to the drilling rigs or drillships and day rate or fixed price mobilization and demobilization fees. Revenues are recorded net of agents' commissions. There are two types of drilling contracts: well contracts and term contracts.

(a) Well contracts: Well contracts are contracts under which the assignment is to drill a certain number of wells. Revenue from day-rate based compensation for drilling operations is recognized in the period during which the services are rendered at the rates established in the contracts. All mobilization revenues, direct incremental expenses of mobilization and contributions from customers for capital improvements are initially deferred and recognized as revenues and expenses, as applicable over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization revenues and expenses are recognized over the demobilization period. All revenues for well contracts are recognized as “Service revenues” in the statement of operations.

(b) Term contracts: Term contracts are contracts under which the assignment is to operate the unit for a specified period of time. For these types of contracts the Company determines whether the arrangement is a multiple element arrangement containing both a lease element and drilling services element. For revenues derived from contracts that contain a lease, the lease elements are recognized as “Leasing revenues” in the statement of operations on a basis approximating straight line over the lease period. The drilling services element is recognized as “Service revenues” in the period in which the services are rendered at estimated fair value. Revenues related to the drilling element of mobilization and direct incremental expenses of drilling services are deferred and recognized over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization fees and expenses are recognized over the demobilization period. Contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling contract.

(y) Earnings/(loss) per common share: Basic earnings/ (loss) per common share are computed by dividing net income/ (loss) available to common stockholders by the weighted average number of common shares outstanding during the year. Diluted earnings/ (loss) per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised. Dilution has been computed by the treasury stock method whereby all of the Company's dilutive securities are assumed to be exercised or converted and the proceeds used to repurchase common shares at the weighted average market price of the Company's common stock during the relevant periods. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings/ (loss) per share computation.

(z) Segment reporting: The Company determined that it operates under three reportable segments, as a provider of drybulk commodities transportation services for the steel, electric utility, construction and agri-food industries (drybulk segment), as a provider of ultra deep water drilling services (drilling segment) and as a provider of transportation services of crude and refined petroleum cargoes (tanker segment). The accounting policies applied to the reportable segments are the same as those used in the preparation of the Company's consolidated financial statements.

(aa) Financial instruments: The Company designates its derivatives based upon guidance on ASC 815, “Derivatives and Hedging” which establishes accounting and reporting requirements for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The guidance on accounting for certain derivative instruments and certain hedging activities requires all derivative instruments to be recorded on the balance sheet as either an asset or liability measured at its fair value, with changes in fair value recognized in earnings unless specific hedge accounting criteria are met.

(i)       Hedge accounting: At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy undertaken for the hedge. The documentation includes identification of the hedging instrument, hedged item or transaction, the nature of the risk being hedged and how the entity will assess the hedging instrument's effectiveness in offsetting exposure to changes in the hedged item's cash flows attributable to the hedged risk. Such hedges are expected to be highly effective in achieving offsetting changes in cash flows and are assessed on an ongoing basis to determine whether they actually have been highly effective throughout the financial reporting periods for which they were designated.

The Company is party to interest swap agreements where it receives a floating interest rate and pays a fixed interest rate for a certain period in exchange. Contracts which meet the strict criteria for hedge accounting are accounted for as cash flow hedges. A cash flow hedge is a hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability, or a highly probable forecasted transaction that could affect profit or loss.

The effective portion of the gain or loss on the hedging instrument is recognized directly as a component of “Accumulated other comprehensive income/(loss)” in equity, while any ineffective portion, if any, is recognized immediately in current period earnings.

The Company discontinues cash flow hedge accounting if the hedging instrument expires and it no longer meets the criteria for hedge accounting or designation is revoked by the Company. At that time, any cumulative gain or loss on the hedging instrument recognized in equity is kept in equity until the forecasted transaction occurs. When the forecasted transaction occurs, any cumulative gain or loss on the hedging instrument is recognized in the statement of operations. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the year as financial income or expense.

(ii)       Other derivatives: Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in current period earnings.

(ab) Fair value measurements: The Company follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” which defines, and provides guidance as to the measurement of, fair value. ASC 820 creates a hierarchy of measurement and indicates that, when possible, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets and the lowest priority (Level 3) to unobservable data, for example, the reporting entity's own data. Under the standard, fair value measurements are separately disclosed by level within the fair value hierarchy (Note12).

(ac) Stock-based compensation: Stock-based compensation represents vested and non-vested common stock granted to employees and directors, for their services. The Company calculates total compensation expense for the award based on its fair value on the grant date and amortizes the total compensation on an accelerated basis over the vesting period of the award or service period (Note 14).

(ad) Income taxes: Income taxes have been provided for based upon the tax laws and rates in effect in the countries in which the Company's operations are conducted and income is earned. There is no expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes because the countries in which the Company operates have taxation regimes that vary not only with respect to the nominal rate, but also in terms of the availability of deductions, credits and other benefits. Variations also arise because income earned and taxed in any particular country or countries may fluctuate from year to year. Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities using the applicable jurisdictional tax in effect at the year end. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense.

(ae) Pension liability: The Company has eight retirement plans, of which five are managed and funded through Norwegian life insurance companies and three through international life insurance companies. The projected benefit obligations are calculated based on the projected unit credit method and compared with the fair value of pension assets.

Because a significant portion of the pension liability will not be paid until well into the future, numerous assumptions have to be made when estimating the pension liability at the balance sheet date. The assumptions may be split into two categories; actuarial assumptions and financial assumptions. The actuarial assumptions are unbiased, mutually compatible and represent the Company's best estimates of the variables. The financial assumptions are based on market expectations at the balance sheet date, for the period over which the obligations are to be settled. Due to the long-term nature of the pension obligations, they are discounted to present value.

The funded status or net amount of the projected benefit obligation and pension asset (net pension liability or net pension asset) of each of its defined benefit plans, is recorded in the balance sheet under the caption “Pension liability” with an offsetting amount in “Accumulated other comprehensive income/(loss)” for any amounts of actuary gains of losses or prior service cost that has not been amortized to income. Net pension costs (benefit earned during the period including interest on the projected benefit obligation, less estimated return on pension assets and amortization of accumulated changes in estimates) are included in “General and administrative expenses” and “Vessel, drilling rigs and drillships operating expenses”. Actuarial gains and losses are recognized as income or expense when the net cumulative unrecognized actuarial gains and losses for each individual plan at the end of the previous reporting year exceed 10% of the higher of the present value of the defined benefit obligation and the fair value of plan assets at that date. These gains and losses are recognized over the expected average remaining working lives of the employees participating in the plans.

(af) Commitments and contingencies: Provisions are recognized when the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and a reliable estimate of the amount of the obligation can be made. Provisions are reviewed at each balance sheet date.

(ag) Recent accounting pronouncements: There are no recent accounting pronouncements issued in 2012, whose adoption would have a material impact on the Company's consolidated financial statements in the current year or are expected to have a material impact on future years.

Going Concern	12 Months Ended
Dec. 31, 2012
Disclosure Text Block [Abstract]
Going concern

 3. Going concern

As of December 31, 2011, the Company was in compliance, had waivers or had the ability to remedy breaches, if any, of financial covenants related to its credit facilities.

As of December 31, 2012, the drilling segment was in compliance with its financial covenants while the shipping segment was in breach of certain financial covenants, mainly the interest coverage ratio, contained in the Company's loan agreements relating to $769,098 of the Company's debt. Even though as of the date of approval of the consolidated financial statements none of the lenders have declared an Event of Default under the loan agreements, these breaches constitute events of default and may result in the lenders requiring immediate repayment of the loans. As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements of the shipping segment, the Company has classified the respective bank loans amounting to $941,339 as current liabilities (Note 11). As a result, the Company reports a working capital deficit of $670,000 at December 31, 2012.

In addition and as further discussed in Note 16 the Company's construction installments under its shipbuilding contracts amount to $1,545,571 for 2013. On February 4, 2013, Ocean Rig UDW Inc. (“Ocean Rig”) completed syndication of a $1.35 billion syndicated secured term loan facility to partially finance the construction costs of the Ocean Rig Mylos, the Ocean Rig Skyros and the Ocean Rig Athena. In addition, on February 14, 2013, the Company completed a public offering of an aggregate of 7,500,000 common shares of Ocean Rig owned by DryShips and received approximately $123,188 of net proceeds from the public offering.

The Company is currently in negotiations with its lenders to obtain waivers, waiver extensions or to restructure the affected debt. Management expects that the lenders will not demand payment of the loans before their maturity, provided that the Company pays scheduled loan installments and accumulated or accrued interest as they fall due under the existing credit facilities. Management plans to settle the loan interest and scheduled loan repayments with cash expected to be generated from operations and from financing activities.

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern, except for the current classification of the shipping segment's debt discussed in Note 11.

Transactions with Related Parties	12 Months Ended
Dec. 31, 2012
Transactions with Related Parties
Transactions with Related Parties
4. Transactions with Related Parties:

The amounts included in the accompanying consolidated balance sheets and consolidated statements of operations are as follows:

	December 31, 2011		December 31, 2012
Balance Sheet
Due to related party - Cardiff Marine Inc.	$(671)		$(2,080)
Due to related party - Tri-Ocean Heidmar	(43)		(43)
Due to related party - TMS Dry	(6,804)		-
Due to related party -Cardiff Tankers	-		(2)
Due to related party –Fabiana	-		(918)
Due to related party -Vivid	-		(1,707)
Due to related party - Total	(7,518)		(4,750)

Due from related party - TMS Bulkers	19,579		30,473
Due from related party - TMS Tankers	6,324		9,270
Due from related party - Sigma and Blue Fin pool	243		943
Due from related party - Total	26,146		40,686

Advances for vessels and drillships under construction - Cardiff/TMS Bulkers/ TMS Tankers, for the year	8,484		7,648
Vessels, drilling rigs, drillships, machinery and equipment, net - Cardiff/TMS Tankers, for the year/period	9,195		7,472
Accounts payable and other current liabilities - Sigma Pool	111		-
Trade Accounts Receivable- Accrued Receivables- Sigma and Blue Fin pools	549		818
Other current assets - Sigma and Blue Fin pool	3,635		2,658
Other non-current assets - Sigma and Blue Fin pool	675		275
Other non-current assets - TMS Dry	$4,140		$-

	Year ended December 31,
Statement of Operations	2010	2011	2012
Voyage Revenues - Sigma and Blue Fin pool	-	12,655	27,306
Voyage expenses - Cardiff Marine Inc.	(5,614)	-	-
Voyage expenses - TMS Tankers	-	(158)	(507)
Voyage expenses - TMS Bulkers	-	(4,420)	(3,166)
Voyage expenses - TMS Dry	-	(236)	-
Voyage expenses – Cardiff Tankers	-	-	(166)
Gain on sale of assets - commisions - Cardiff Marine Inc.	(772)	-	-
Gain on sale of assets – commisions- TMS Bulkers	-	(1,166)	(1,180)
Contract termination fees and forfeiture of vessel deposits	-	-	(300)
General and administrative expenses:
Consultancy fees – Fabiana Services S.A.	(7,598)	(3,779)	(4,397)
Management fees - Cardiff Marine Inc	(20,139)	-	-
Management fees - TMS Tankers	-	(2,293)	(5,151)
Management fees - TMS Bulkers	-	(26,771)	(26,518)
Management fees - TMS Dry	-	(1,602)	-
Consultancy fees – Vivid	(1,700)	(5,958)	(14,201)
SOX fees - Cardiff Marine Inc	(1,983)	-	-
Rent	(12)	(29)	(41)
Amortization of CEO stock based compensation	(24,009)	(26,447)	(12,663)

          (Per day and per quarter information in the note below is expressed in United States Dollars/Euros)

TMS Bulkers Ltd. - TMS Tankers Ltd.:

Effective January 1, 2011, each of the Company's drybulk vessel-owning subsidiaries entered into new management agreements with TMS Bulkers Ltd. (“TMS Bulkers”), which replaced the Company's management agreements with Cardiff Marine Inc. (“Cardiff” or the “Manager”), a related technical and commercial management company incorporated in Liberia, that were effective as of September 1, 2010 through December 31, 2010 and each of the Company's tanker ship-owning subsidiaries entered into new management agreements with TMS Tankers Ltd. (“TMS Tankers”) together the “Managers”. The Managers are beneficially majority owned by George Economou.

TMS Bulkers provides comprehensive drybulk ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Bulkers' commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance. Each new vessel management agreement provides for a fixed management fee, the same fee as was charged by Cardiff under the Company's previous management agreements effective from September 1, 2010, of Euro 1,500 ($1,979 based on the Euro/U.S. Dollar exchange rate at December 31, 2012) per vessel per day, which is payable in equal monthly installments in advance and is automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012 the fixed management fee was adjusted by 3% to Euro 1,545 ($2,039 based on the Euro/U.S. Dollar exchange rate at December 31, 2012).

If TMS Bulkers is requested to supervise the construction of a newbuilding vessel, in lieu of the management fee, the Company will pay TMS Bulkers an upfront fee equal to 10% of the budgeted supervision cost. For any additional attendance above the budgeted superintendent expenses, the Company will be charged extra at a standard rate of Euro 500 (or $660 based on the Euro/U.S. Dollar exchange rate as of December 31, 2012) per day.

TMS Tankers provides comprehensive tanker ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Tankers' commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance. Under the management agreements, TMS Tankers is entitled to a construction supervisory fee of 10% of the budget for the vessels under construction, payable up front in lieu of the fixed management fee. Once the vessel is operating, TMS Tankers is entitled to a daily management fee per vessel of Euro 1,700 ($2,243 based on the Euro/U.S. Dollar exchange rate at December 31, 2012), payable in equal monthly installments in advance and automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012 the fixed management fee was adjusted by 3% to Euro 1,751 ($2,311 based on the Euro/U.S. Dollar exchange rate at December 31, 2012).

Under their respective agreements, the Managers are also entitled to (i) a discretionary incentive fee, (ii) a commission of 1.25% on charter hire agreements that are arranged by the Managers; and (iii) a commission of 1% of the purchase price on sales or purchases of vessels in the Company's fleet that are arranged by the Managers.

In the event that the management agreements are terminated for any reason other than a default by the Managers, the Company will be required to pay the management fee for a further period of three calendar months as from the date of termination.

In the event of a change of control of the Company's ownership the Company will be required to pay the Managers a termination payment, representing an amount equal to the estimated remaining fees payable to the Managers under the then current term of the agreement which such payment shall not be less than the fees for a period of 36 months and not more than a period of 48 months.

Each management agreement has an initial term of five years and will be automatically renewed for a five year period and thereafter extended in five year increments, unless the Company provides notice of termination in the fourth quarter of the year immediately preceding the end of the respective term.

Transactions with TMS Bulkers and TMS Tankers in Euros were settled on the basis of the average U.S. Dollar rate on the invoice date.

TMS Dry Ltd.: OceanFreight Inc. (“OceanFreight”) which was acquired by the Company on August 24, 2011, contracted the technical and commercial management of its drybulk vessels to TMS Dry Ltd. (“TMS Dry”), a related party entity beneficially majority owned by the Company's Chairman, President and Chief Executive Officer, Mr. George Economou.

TMS Dry was engaged under separate vessel management agreements directly by OceanFreight's wholly-owned, vessel - owning subsidiaries. Under the vessel management agreements, OceanFreight paid a daily management fee per vessel, covering also superintendent's fee per vessel plus expenses for any services performed relating to evaluation of the vessel's physical condition, supervision of shipboard activities or attendance upon repairs and drydockings. At the beginning of each calendar year, these fees were adjusted upwards according to the Greek consumer price index by not less than 3% and not more than 5%. In the event that the management agreements were terminated for any reason other than TMS Dry's default, OceanFreight was required (i) to pay management fees for a further period of three calendar months as from the date of termination; and (ii) to pay an equitable proportion of any severance crew costs which materialized as per applicable Collective Bargaining Agreement (CBA). TMS Dry was entitled to a daily management fee per vessel of Euro 1,500 ($1,979 based on the Euro/U.S. Dollar exchange rate at December 31, 2012) for the drybulk vessels. TMS Dry was also entitled to (i) a discretionary incentive fee; (ii) extra superintendents' fees of Euro 500 ($660 based on the Euro/U.S. Dollar exchange rate at December 31, 2012) per day; (iii) a commission of 1.25% on charter hire agreements; and (iv) a commission of 1% of the purchase price on sale or purchases of vessels in OceanFreight's fleet. Furthermore, TMS Dry was entitled to a supervision fee payable upfront for vessels under construction equal to 10% of the approved annual budget for supervision costs in lieu of the fixed management fee.

On July 25, 2011, OceanFreight, TMS Dry and TMS Bulkers entered into an agreement providing for the termination of the management agreements with TMS Dry upon completion of the merger (Note 8). Under this agreement TMS Dry received (a) $6,600 due to the change of control and waived its contractual entitlement to seek fees for three years; and (b) $2,400 commission due to the merger transaction. Effective January 1, 2012, the Company entered into novation agreements for each of the eleven OceanFreight vessels and hulls with TMS Bulkers. The terms are identical to those in the previous management agreements with TMS Dry, taking into account, the adjustments in TMS Bulkers in 2012.

Transactions with TMS Dry in Euros were settled on the basis of the average USD rate on the invoice date.

Drillship Management Agreements with Cardiff: Effective December 21, 2010, the Company terminated its management agreements with Cardiff pursuant to which Cardiff provided supervisory services in connection with the construction of the drillships Ocean Rig Corcovado and Ocean Rig Olympia. The Company had paid Cardiff a management fee of $40 per month per drillship for the Ocean Rig Corcovado and Ocean Rig Olympia. The management agreements also provided for: (i) a chartering commission of 1.25% on revenue earned; (ii) a commission of 1% on the shipyard payments or purchase price paid for drillships; (iii) a commission of 1% on loan financing or refinancing; and (iv) a commission of 2% on insurance premiums. These agreements were replaced by the consulting agreement with Vivid Finance Limited, the Global Services Agreement and the New Global Services Agreement with Cardiff discussed below.

Global Services Agreement: On December 1, 2010, the Company entered into a Global Services Agreement with Cardiff, effective December 21, 2010, pursuant to which the Company engaged Cardiff to act as consultant on matters of chartering and sale and purchase transactions for the offshore drilling units operated by the Company's majority-owned subsidiary, Ocean Rig. Under the Global Services Agreement, Cardiff, or its subcontractor, (i) provided consulting services related to the identification, sourcing, negotiation and arrangement of new employment for offshore assets of the Company and its subsidiaries, including the Company's drilling units; and (ii) identified, sourced, negotiated and arranged the sale or purchase of the offshore assets of the Company and its subsidiaries, including the Company's drilling units. In consideration of such services, the Company paid Cardiff a fee of 1.0% in connection with employment arrangements and 0.75% in connection with sale and purchase activities. For the year ended December 31, 2011, the Company paid $2,357 as fees related to the Global Services Agreement regarding employment arrangements. For the year ended December 31, 2012, the Company paid $6,193 and $960 as fees related to the Global Services Agreement regarding employment arrangements and sale or purchase activities, respectively.

Effective January 1, 2013, the Company terminated the Global Services Agreement with Cardiff. The Global Services Agreement has been replaced by the New Global Services Agreement, effective January 1, 2013, between Ocean Rig Management Inc. (“Ocean Rig Management”), a wholly-owned subsidiary of Ocean Rig and Cardiff Oil & Gas Management (to be renamed Cardiff Drilling Inc.) (“Cardiff Drilling”), a company controlled by the Company's Chairman, President and Chief Executive Officer, Mr. George Economou, on the same terms and conditions as in the previous Global Services Agreement between the Company and Cardiff, except that under the New Global Services Agreement, Ocean Rig is obligated to pay directly the fees of 1.0% in consideration of employment arrangements under the agreement and $0.75% in consideration of purchase and sale activities under the agreement, whereas under the Global Services Agreement, those fees were paid by DryShips Inc.

Transactions with Cardiff in Euros were settled on the basis of the average USD rate on the invoice date.

Cardiff Marine Inc.: The operations of the Company's drybulk vessels were managed, prior to January 1, 2011, by Cardiff, a related technical and commercial management company incorporated in Liberia. The Manager also acted as the Company's charter and sales and purchase broker. The Manager is beneficially majority-owned by George Economou the Company's Chairman and Chief Executive Officer and members of his immediate family.

Up to August 31, 2010, the Company paid a management fee of Euro 607 ($801 at the Euro/U.S. Dollar exchange rate on December 31, 2012) per day, per vessel to Cardiff. In addition, the management agreements provided for payment by the Company to Cardiff of: (i) a fee of Euro 106 ($140 at the Euro/U.S. Dollar exchange rate on December 31, 2012) per day per vessel for services in connection with compliance with Section 404 of the Sarbanes-Oxley Act of 2002; (ii) Euro 527 ($695 at the Euro/U.S. Dollar exchange rate on December 31, 2012) for superintendent visits on board vessels in excess of five days per annum, per vessel, for each additional day, per superintendent; (iii) chartering commission of 1.25% on all freight, hire and demurrage revenues; (iv) a commission of 1.00% on all gross sale proceeds or purchase price paid for vessels; (v) a quarterly fee of $250,000 for services in relation to the financial reporting requirements of the Company under Securities and Exchange Commission rules and the establishment and monitoring of internal controls over financial reporting; and (vi) a commission of 0.2% on derivative agreements and loan financing or refinancing.

Cardiff also provided commercial operations and freight collection services in exchange for a fee of Euro 91 ($120 at the Euro/U.S. Dollar exchange rate on December 31, 2012) per day, per vessel. Cardiff provided insurance services and obtained insurance policies for the vessels for a fee of 5% on the total insurance premiums per vessel. Furthermore, if required, Cardiff also handled and settled all claims arising out of its duties under the management agreements (other than insurance and salvage claims) in exchange for a fee of Euro 158 ($208 at the Euro/U.S. Dollar exchange rate on December 31, 2012) per person, per day of eight hours.

Cardiff provided the Company with financial accounts services in exchange for a fee of Euro 121 ($160 at the Euro/U.S. Dollar exchange rate on December 31, 2012) per day, per vessel. The Company also paid Cardiff a quarterly fee of Euro 263,626 ($347,986 at the Euro/U.S. Dollar exchange rate on December 31, 2012) for services rendered by Cardiff in connection with the Company's financial accounting services. Pursuant to the terms of the management agreements, all fees payable to Cardiff were adjusted upwards or downwards based on the year-on-year increase or decrease in the Greek consumer price index.

Effective September 1, 2010 and up to December 31, 2010, each drybulk ship-owning company entered into new management agreements with Cardiff. Cardiff provided comprehensive ship management services including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. Cardiff's commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance.

Each new vessel management agreement provided for a fixed management fee of Euro 1,500 ($1,979 based on the exchange rate at December 31, 2012) per vessel per day which was payable in equal monthly installments in advance and was automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. If the Company requested that Cardiff supervise the construction of a newbuilding vessel then in lieu of the fixed management fee, the Company would pay Cardiff an upfront fee equal to 10% of the supervision cost budget for such vessel. For any additional attendance above the budgeted superintendent expenses, the Company would be charged extra at a standard rate of Euro 500 ($660 based on the exchange rate of December 31, 2012) per day. In addition, the Company would pay a commission to Cardiff of 1.25% of all monies earned by the vessel and a 1% purchase and sale commission. The management agreements further provided that in the Company's discretion, it would pay Cardiff an annual performance incentive fee.

Each new vessel management agreement had a term of five years and would be automatically renewed for a five year period and thereafter extended in five year increments if notice of termination was not provided by the Company in the fourth quarter of the year immediately preceding the end of the respective term. Moreover, effective September 1, 2010, the Company terminated the agreement according to which a quarterly fee of $250,000 was payable to Cardiff for services in relation to financial reporting requirements and monitoring of internal controls.

George Economou: As the Company's Chairman, Chief Executive Officer (“CEO”) and principal shareholder, with a 14.4% shareholding, George Economou has the ability to exert influence over the operations of the Company. A company controlled by Dryships' Chairman, President and CEO, Mr. George Economou, purchased 2,869,428 common shares, or 2.38% of Ocean Rig common shares, in the private offering that was completed on December 21, 2010. The offering price was $17.50 per share. The price per share paid was the same as that paid by other investors taking part in the private offering (Note 13). In April 2012, companies affiliated with the Company's Chairman and CEO purchased a total of 2,185,000 common shares of Ocean Rig in the public offering by Ocean Rig of common shares of Ocean Rig owned by DryShips, that was completed on April 17, 2012 (Note 13).

Fabiana Services S.A.: Under the consultancy agreements effective from February 3, 2005, between the Company and Fabiana Services S.A. (“Fabiana”), a related party entity incorporated in the Marshall Islands, Fabiana provides consultancy services relating to the services of George Economou in his capacity as Chief Executive Officer of the Company (Note 14).

On January 25, 2010, the Compensation Committee approved that a bonus in the form of 4,500,000 shares of the Company's common stock, with par value $0.01, be granted to Fabiana for the contribution of George Economou for Chief Executive Officer's services rendered during 2009 as well as for anticipated services during the years 2010, 2011 and 2012. The shares vest over a period of three years, with 1,000,000 shares vesting on the grant date; 1,000,000 shares vesting on December 31, 2010 and 2011 respectively; and 1,500,000 shares vesting on December 31, 2012. In addition, the annual remuneration to be awarded to Fabiana under the consultancy agreement was increased to Euro 2.7 million ($3.6 million based on the exchange rate as of December 31, 2012).

On January 12, 2011, the Compensation Committee approved a $4 million bonus and 9,000,000 shares of the Company's common stock payable for CEO services rendered during 2010. The shares were granted to Fabiana and vest over a period of eight years, with 1,000,000 shares to vest on the grant date and 1,000,000 shares to vest annually on December 31, 2011, through 2018, respectively.

Basset Holdings Inc.: Under the Consultancy Agreement effective from June 1, 2012, between Ocean Rig and Basset Holdings Inc. ("Basset"), a related party entity incorporated in the Republic of Marshall Islands, Basset provides consultancy services relating to the services of Mr. Anthony Kandylidis in his capacity as Executive Vice-President of Ocean Rig. The annual remuneration to be awarded to Basset under the consultancy agreement is Euro 0.9 million ($1.2 million based on the Euro/U.S. Dollar exchange rate as of December 31, 2012). For the year ended December 31, 2012, the Company incurred costs of $2,491, including a sign on bonus of Euro 1.5 million ($1.8 million based on the Euro/U.S. Dollar exchange rate at the date that the transaction was recorded) related to this agreement.

Cardiff Tankers Inc.: Under certain charter agreements for the Company's tankers, Cardiff Tankers Inc. ("Cardiff Tankers"), a related party entity incorporated in the Republic of the Marshall Islands, is entitled to a 1.25% commission on the charter hire agreements.

Vivid Finance Limited: Under the consultancy agreement effective from September 1, 2010 between the Company and Vivid Finance Limited (“Vivid”), a company controlled by the Chairman, President and Chief Executive Officer of the Company Mr. George Economou, Vivid provides the Company with financing-related services such as (i) negotiating and arranging new loan and credit facilities, interest rate swap agreements, foreign currency contracts and forward exchange contracts, (ii) renegotiating existing loan facilities and other debt instruments, and (iii) the raising of equity or debt in the capital markets. In exchange for its services, Vivid is entitled to a fee equal to 0.20% on the total transaction amount. The consultancy agreement has a term of five years and may be terminated (i) at the end of its term unless extended by mutual agreement of the parties; (ii) at any time by the mutual agreement of the parties; and (iii) by the Company after providing written notice to Vivid at least 30 days prior to the actual termination date.

Effective January 1, 2013 the Company, amended the agreement with Vivid to limit the scope of the services provided under the agreement to DryShips Inc. and its subsidiaries or affiliates, except for Ocean Rig and its subsidiaries. In essence, post-amendment, the consultancy agreement between the DryShips Inc. and Vivid is in effect for the Company's tanker and drybulk shipping segments only.

Effective January 1, 2013, Ocean Rig Management Inc., a wholly-owned subsidiary of Ocean Rig, entered into a new consultancy agreement with Vivid, on the same terms and conditions as in the consultancy agreement, dated as of September 1, 2010, between DryShips Inc. and Vivid, except that under the new agreement, Ocean Rig is obligated to pay directly the fee of 0.20% to Vivid on the total transaction amount in consideration of the services provided by Vivid in respect of Ocean Rig's offshore drilling business, whereas under the consultancy agreement between DryShips Inc. and Vivid, this fee was paid by DryShips Inc.

Legal services: Mr. Savvas D. Georghiades, a member of the Ocean Rig's board of directors, provides legal services to certain subsidiaries through his law firm, Savvas D. Georghiades, Law Office. In the years ended December 31, 2010, 2011 and 2012, the Company expensed and paid fees amounting to Euro 94,235 ($125 based on the Euro/U.S. Dollar exchange rate at December 31, 2010), Euro 47,390 ($61 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) and Euro 41,623 ($55 based on the Euro/U.S. Dollar exchange rate at December 31, 2012), respectively. No balance is due to Mr. Savvas D. Georghiades as of December 31, 2012 and 2011.

Lease Agreement: The Company leased office space in Athens, Greece from a son of George Economou until December 31, 2012.

Sigma Tankers Inc. pool and Blue Fin Tankers Inc. pool: Tankers Calida and Belmar are employed in the Sigma Tankers Inc. pool (“Sigma”) while tanker Lipari is employed in the Blue Fin Tankers Inc. pool (“Blue Fin”). Sigma and Blue Fin are spot market pools managed by Heidmar Inc. George Economou is a member of the Board of Directors of Heidmar Inc.

Steel Wheel Investments Limited: Under an agreement between OceanFreight and Steel Wheel Investments Limited (“Steel Wheel”), a company controlled by the OceanFreight's former Chief Executive Officer, Mr. Antony Kandylidis, Steel Wheel provided consulting services to OceanFreight in connection with the duties of OceanFreight's Chief Executive Officer for an annual fee plus a discretionary cash bonus which had been approved by the Compensation Committee of OceanFreight. Such fees and bonuses for the year ended December 31, 2011, amounted to Euro 318,082 ($420 based on the Euro/U.S. Dollar exchange rate at December 31, 2012).

On July 25, 2011, OceanFreight and Steel Wheel signed an addendum to the initial consultancy agreement providing for the termination of the agreement upon completion of OceanFreight's merger with Dryships discussed above. Following the termination of the agreement Steel Wheel received $3,807 (Euro 2.7 million) as provided in the related change of control clause.

Other Current assets	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Other Current assets

5. Other Current assets

The amount of other current assets shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31,	December 31,
	2011	2012
Inventories	$15,681	$29,272
Deferred mobilization expenses	38,052	46,407
Prepayments and advances	15,750	18,220
Swap cash collateral	0	8,000
Other	10,569	20,876
	$80,052	$122,775

Advances for Vessels and Drillships under Construction and Acquisitions	12 Months Ended
Dec. 31, 2012
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Vessels and Rigs under Construction and Acquisitions

6. Advances for Vessels and Drillships under Construction and Acquisitions:

The amounts shown in the accompanying consolidated balance sheets include milestone payments relating to the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2.

As of December 31, 2011 and 2012, the movement of the advances for vessels and drillships under construction and acquisitions are set forth below:

	December 31,
	2011	2012
Balance at beginning of year	$2,072,699	$1,027,889
Advances for vessels/drillships under construction and related costs	2,632,660	524,511
Advances forfeited due to cancellation of vessels under construction	-	(19,939)
Vessels/drillships delivered	(3,677,470)	(330,654)
Balance at end of year	$1,027,889	$1,201,807

On February 17, 2010, the Company placed an order for two 76,000 dwt Panamax dry bulk vessels, namely hull number H1637A and H1638A, with an established Chinese shipyard, for a price of $33,050 each. The vessel Woolloomooloo (ex. H1637A) and Raraka (ex. H1638A) were delivered on February 6, 2012 and March 2, 2012, respectively.

On April 12, 2011, the Company concluded an order with an established Chinese shipyard for two 176,000 dwt drybulk vessels, namely hull number H1241 and H1242, for an aggregated price of $54,164 per vessel. The vessels are expected to be delivered in the second quarter of 2013.

On December 16, 2011, the Company placed an order for four 75,900 dwt Panamax ice class bulk vessels, namely hull number H1259, H1260, H1261 and H1262, with an established Chinese shipyard, for a price of $34,000 each. The vessels are expected to be delivered between the second quarter of 2014 and the fourth quarter of 2014.

In connection with OceanFreight's acquisition (Note 8), the Company acquired the orders for five Very Large Ore Carriers, or VLOCs with an established Chinese shipyard. On September 10,2012 the vessel Fakarava was delivered to the company while the remaining four VLOCs are scheduled for delivery between the second quarter of 2013 and the first quarter of 2014.

On November 22, 2010, the Company placed an order for twelve tanker vessels (six Aframax and six Suezmax), with an established Korean shipyard, for a total consideration of $771,000. On January 18, 2011, March 23, 2011, April 29, 2011 and October 7, 2011, the Company took delivery of its newbuilding tankers Saga, Vilamoura, Daytona and Belmar, respectively. On January 3, 2012, April 25, 2012 and May 31, 2012, the Company took delivery of its newbuilding tankers Calida, Lipari and Petalidi, respectively, while on January 8, 2013, January 15, 2013 and January 31, 2013, the Company took delivery of its newbuilding tankers Alicante, Mareta and Bordeira.

On December 27, 2012, the Company entered into two novation agreements with an unrelated party for the sale of the remaining two newbuilding tankers Esperona and Blanca. The total consideration of $41,339, including capitalized expenses, included in “Contract termination fees and forfeiture of vessel deposits” in the accompanying consolidated statement of operations consists mainly of the forfeiture of $19,939 in deposits (including capitalized expenses) for the acquisition of the tanker vessels already made by the Company and $10,700 in cash consideration for each newbuilding tanker.

On January 3, 2011, March 30, 2011, July 28, 2011 and September 30, 2011, the Company's majority owned subsidiary, Ocean Rig, took delivery of its newbuilding drillships Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos, respectively.

On April 18, 2011, April, 27, 2011, June 23, 2011 and September 20, 2012, pursuant to the option contract with Samsung Heavy Industries Co Ltd. (“Samsung”), (Note 10), the Company's majority owned subsidiary, Ocean Rig exercised four of its six newbuilding drillship options, and entered into shipbuilding contracts for four seventh generation ultra-deepwater drillships, namely Ocean Rig Mylos, Ocean Rig Skyros, Ocean Rig Athena, and Ocean Rig Apollo for a total contractual cost of approximately $608,000, per drillship for the initial three and $622,756 for the last one. To date the Company paid $879,387 to the shipyard in connection with the exercise of these options. Delivery of these hulls is scheduled for July 2013, October 2013, November 2013 and January 2015, respectively.

Vessels, Drilling Rigs, Drillships, Machinery and Equipment	12 Months Ended
Dec. 31, 2012
Vessels, Drilling Rigs, Drillships, Machinery And Equipment [Abstract]
Vessels, Drilling Rigs, Drillships, Machinery And Equipment
7. Vessels, Drilling Rigs, Drillships, Machinery and Equipment:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

Vessels:

	Cost	Accumulated	Net Book
		Depreciation	Value

Balance, December 31, 2010	$2,328,845	(410,879)	1,917,966
Additions/transfers from vessels under construction	441,155	-	441,155
Vessel disposals	(116,600)	1,157	(115,443)
Vessel total constructive loss	(35,261)	2,125	(33,136)
Depreciation	-	(109,584)	(109,584)
Vessel impairment charge	(253,432)	108,744	(144,688)

Balance, December 31, 2011	$2,364,707	$(408,437)	$1,956,270
Additions/transfers from vessels under construction	330,654	-	330,654
Vessel disposals	(132,950)	15,249	(117,701)
Depreciation	-	(109,653)	(109,653)
Balance, December 31, 2012	$2,562,411	$(502,841)	$2,059,570

During 2008, the cancellation of the sale of the vessel Lacerta resulted in a gain of $6,202 that was recognized during 2011 (Note 16).

During 2010, the vessel Amalfi was delivered at a total cost of $43,448 while the vessels Delray, Iguana and Xanadu were sold for net proceeds of $73,317, resulting in net gain of $10,893. In addition, during 2010, the Company concluded a Memorandum of Agreement for the sale of vessel Primera for $26,500. The vessel was delivered to her new owners at April 4, 2011, realizing a total loss of $622. The Company performed an impairment review on the Primera as of December 31, 2010, to determine whether the change in the circumstances indicated that the carrying amount of the asset may not be recoverable. The Company's review indicated that future undiscounted operating cash flows for the vessel Primera, including revenues from the existing charter through the expected date of sale and the agreed-upon sale price, were below its carrying amount, and accordingly a vessel impairment charge of approximately $3,588 was recognized and reflected in the accompanying consolidated statement of operations for the year ended December 31, 2010.

On March 17, 2011, the Company's vessel Oliva, was ran aground and sank in the South Atlantic Ocean. The vessel was declared a total actual loss and the Company has collected all of the insurance proceeds amounting to $25,064.

On July 1, 2011 and August 24, 2011, the Company concluded Memoranda of Agreement for the sale of the vessels, Conquistador and Toro and on July 15, 2011, for the sale of vessels Brisbane and Samsara. An impairment loss of $106,187 was recognized in the statement of operations. The vessels Conquistador, Brisbane, Samsara and Toro were delivered to their new owners on July 25, 2011, September 6, 2011, August 24, 2011 and October 14, 2011, respectively, realizing a loss of $1,449.

During the second quarter of 2011, the Company concluded a Memorandum of Agreement for the sale of vessel La Jolla for a sale price of $20,200. The Company classified the vessel La Jolla as “held for sale” in the June 30, 2011, consolidated balance sheet, as all criteria required for its classification as “Vessel held for sale” were met and an impairment loss of $5,917 was recognized as a result of the reduction of the vessel's carrying amount to its fair value less cost to sell. The vessel was delivered to her new owners at September 21, 2011, realizing a loss of $527.

On February 10, 2012, the Company concluded two Memoranda of Agreement for the sale of vessels Avoca and Padre and on March 16, 2012, for the sale of vessel Positano, for a sale price of $118,000 in the aggregate. The Company did not classify the above vessels as “held for sale” in the accompanying consolidated balance sheet as of December 31, 2011, as all criteria required for their classification as “Vessels held for sale” were not met. An impairment loss of $32,584 in the aggregate, was recognized, as a result of the reduction of the vessels' carrying amount to their fair value. The vessels Avoca and Padre were delivered to their new owners on February 22, 2012 and February 24, 2012, respectively, realizing a loss of $1,511. The vessel Positano was delivered to her new owners on May 4, 2012, realizing a gain of $492.

Vessel cost at December 31, 2011, includes $187,000, representing the fair value of OceanFreight's vessels at the acquisition date (Note 8).

Drilling rigs, drillships, machinery and equipment:

	Cost	Accumulated	Net Book
		Depreciation	Value
Balance, December 31, 2010	$1,441,630	$(192,297)	$1,249,333
Additions	3,502,233	-	3,502,233
Disposals	(1,147)	381	(766)
Depreciation	-	(162,884)	(162,884)
Balance, December 31, 2011	$4,942,716	$(354,800)	$4,587,916
Additions	82,940	-	82,940
Disposals	(4,148)	3,835	(313)
Depreciation	-	(223,813)	(223,813)
Balance, December, 2012	$5,021,508	$(574,778)	$4,446,730

As of December 31, 2012, all of the Company's operating vessels, drilling rigs and drillships, except the vessel Saldhana, have been pledged as collateral to secure the bank loans and Ocean Rig's 6.5% senior secured notes (Note 11).

Acquisition of OceanFreight	12 Months Ended
Dec. 31, 2012
Acquisition of OceanFreight [Abstract]
Acquisition of OceanFreight

8. Acquisition of OceanFreight:

On July 26, 2011, DryShips and OceanFreight, entered into a definitive merger agreement for a subsidiary of DryShips to acquire the outstanding shares of OceanFreight for consideration per share of $19.85, consisting of $11.25 in cash and 0.52326 of a share of common stock of Ocean Rig.

Simultaneously with the execution of the merger agreement described above, a subsidiary of the Company, entities controlled by Mr. Kandylidis and OceanFreight entered into a separate purchase agreement, pursuant to which the subsidiary of DryShips acquired 3,000,856, or approximately 50.5%, of the outstanding shares of OceanFreight common stock from entities controlled by Mr. Kandylidis, for the same consideration per share that the OceanFreight shareholders will receive in the merger. This transaction closed on August 24, 2011.

The acquisition of the majority voting common shares of OceanFreight was accounted for under the purchase method of accounting. The Company began consolidating OceanFreight from August 24, 2011 (the acquisition date of OceanFreight), as of which date the results of operations of OceanFreight are included in the accompanying consolidated statement of operations for the year ended December 31, 2011. The preliminary purchase price allocation is as follows:

Assets:
Current assets	$12,353
Vessels	187,000
Vessels under construction	31,822
Above-market acquired time charters	47,320
Other non-current assets	7,589
Total assets acquired	286,084

Liabilities:
Current liabilities, excluding current portion of long-term bank debt and current portion of financial instruments	23,774
Bank debt, including current portion of $26,524	137,711
Financial Instruments, including current portion of $5,990	9,017
Non controlling interest	57,257
Total liabilities	227,759

Net assets acquired	$58,325

Cash consideration	$33,760
Consideration paid in Ocean Rig UDW's shares (1,570,226 shares exchanged)*	24,565
Total consideration	$58,325

* Closing price of Ocean Rig common shares as of August 24, 2011 used for the determination of the consideration paid.

The Company recorded the allocation of the purchase price to the assets acquired and liabilities assumed based on the fair values as of August 24, 2011.

The carrying amounts of vessels and vessels under construction of $300,540 and $94,922, respectively were reduced by fair value adjustments of $113,540 and $63,100, respectively as of the acquisition date. In connection with the acquisition, the Company acquired charter out contracts for the future time-chartered services of OceanFreight, some of which extend from January 2012 to December 2019.

These contracts include fixed day rates that are above day rates available as of the acquisition date. After determining the aggregate fair values of these time-chartered contracts as of the acquisition date, the Company recorded the respective contract fair values on the consolidated balance sheet as non-current assets under “Above market acquired time charters”. These will be amortized into revenues using the straight-line method over the respective contract periods (1 to 8 years based on the respective contracts). The amount amortized as of December 31, 2011 amounted to $7,218.

.

	Amortization schedule
	Amount Acquired	Amortization as of December 31, 2011	2012	2013	2014	2015	2016 and thereafter
Above-market acquired time charters	$47,320	$7,218	$17,012	$11,928	$7,957	$1,299	$1,906

All above fair values were based upon available market data using management estimates and assumptions. The preliminary purchase price allocation was prepared by the Company, assisted by a third party expert, based on management estimates and assumptions, making use of available market data and taking into consideration third party valuations of fleet and newbuildings acquired, performed on a charter free basis.

On November 3, 2011, the merger was completed, upon the approval by shareholders of OceanFreight at a special meeting of shareholders held on November 3, 2011. Following the completion of the merger, OceanFreight is a wholly-owned subsidiary of DryShips. Under the terms of the merger agreement, OceanFreight shareholders received $11.25 in cash and 0.52326 of a share of Ocean Rig's common stock per share of OceanFreight's common stock previously owned. The Company transferred $66,895 in cash and $48,687 in the form of shares of Ocean Rig's common stock as the total consideration for the acquisition of OceanFreight.

The following pro forma consolidated financial information reflects the results of operations for the year ended December 31, 2010 and 2011, as if the acquisition of OceanFreight had occurred at the beginning of fiscal 2010 and after giving effect to purchase accounting adjustments and to the accounting changes described above, which are mainly related to vessels' depreciation and above-market time charters amortization. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of the beginning of fiscal 2010. In addition, these results are not intended to be a projection of future results and do not reflect any synergies that might be achieved from the combined operations.

Year ended December 31,
	2010	2011
Pro forma revenues	$ 947,846	$ 1,107,854
Pro forma operating income	$ 318,873	$ 173,188
Pro forma net income/ (loss)	$ 121,120	$ (58,225)
Pro forma per share amounts:
Basic net income/ (loss) per share	$ 0.39	$ (0.24)

The amounts of revenues and net losses following the acquisition of OceanFreight on August 24, 2011 included in the consolidated statement of operations for the year ended December 31, 2011 were $11,801 and $59, respectively. The Company applied the guidance in ASC 810-10-45-23, and recorded the difference between the value of the consideration paid and the amount by which the non-controlling interests were adjusted (determined at $11,552 being the difference between the fair value of the shares transferred and the carrying amount of Ocean Rig's net assets acquired by the non-controlling interests at the dates of the acquisition of a majority stake and completion of the acquisition through the merger) as a debit to “Additional Paid-in Capital”. In addition, the Company applied the guidance in ASC 810-10-45-24 and adjusted the carrying amount of Ocean Rig's accumulated other comprehensive loss by $926, through a corresponding charge to APIC in order to reflect the change in the ownership interest in the subsidiary.

Intangible Asset and Liabilities	12 Months Ended
Dec. 31, 2012
Intangible Assets and Liabilities [Abstract]
Intangible Assets and Liabilities

9. Intangible Assets and Liabilities:

The Company's identified finite-lived intangible assets associated with trade names, software, above-market and below-market acquired time charters and drilling contracts are being amortized over their useful lives. Trade names and software are included in “Intangible assets, net” in the accompanying consolidated balance sheets net of accumulated amortization. Above-market and below-market acquired time charters and drilling contracts are presented separately in the accompanying consolidated balance sheets, net of accumulated amortization.

						Amortization Schedule
	Amount Acquired	Accumulated amortization as of December 31, 2011	Amortization for the year ended December 31, 2012	2013	2014	2015	2016	2017 and thereafter

Trade names	$9,145	$3,555	$878	$877	$877	$877	$877	$1,204
Software	5,888	2,416	565	565	565	565	565	647

Total Intangible Assets, net	$15,033	$5,971	$1,443	$1,442	$1,442	$1,442	$1,442	$1,851

Above-market acquired time charters and drilling contracts	$62,373	$22,271	$20,527	$10,759	$ 7,443	$ 1,373	-	-

Other non current assets	12 Months Ended
Dec. 31, 2012
Other Non Current Assets [Abstract]
Other Non Current Assets
10. Other non-current assets:

The amounts included in the accompanying consolidated balance sheets are as follows:

	December 31,
	2011	2012
Security deposits for derivatives	$33,100	$550
Option for construction of drillships	24,756	-
Deferred mobilization expenses	24,176	53,615
Other	15,540	29,125
	$97,572	$83,290

As of December 31, 2011, security deposits of $33,100 for the Ocean Rig Mykonos, were recorded as “Other non- current assets” in the accompanying consolidated balance sheet. These deposits were required by the counterparties to the Company's interest rate swap agreements. Following the commencement of operations of the Ocean Rig Mykonos, during the second quarter of 2012, these deposits were no longer required.

As of December 31, 2012, security deposits of $550 for the tankers Saga and Vilamoura, were recorded as "Other non-current assets" in the accompanying consolidated balance sheet due to the market loss in the swap agreements as of December 31, 2012.

On November 22, 2010, the Company, entered into an option contract with Samsung for the construction of up to four ultra-deepwater drillships, which will be "sister-ships" to the Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and the Ocean Rig Mykonos, with certain upgrades to vessel design and specifications. The option agreement required Dryships to pay a non-refundable slot reservation fee of $24,756 per drillship, with such fee to be applied towards the drillship contract price if the options are exercised. The option agreement was novated by the Company to Ocean Rig on December 30, 2010.

During 2011, the Company exercised three of the above options and as a result, the slot reservation fee for the three options exercised amounting to $74,268 was transferred to “Advances for vessels and drillships under construction and acquisitions”. On May 16, 2011, Ocean Rig entered into an addendum to the option contract for the construction of up to two additional drillships with the same contract terms, conditions and specifications as the four optional drillships under the original agreement.

On September 20, 2012, Ocean Rig exercised an option for the construction of a 7th generation drillship at Samsung and as a result the remainder slot reservation fee for the option exercised amounting to $24,756 was transferred from "Other non-current assets" to "Advances for vessels and drillships under construction". As at December 31, 2012, Ocean Rig has extended the date by which it must exercise the remaining options under the contract to March 31, 2013.

Long-term Debt	12 Months Ended
Dec. 31, 2012
Long-term Debt [Abstract]
Long-term Debt
11. Long-term Debt:

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31, 2011	December 31, 2012

5% Convertible Senior Unsecured Notes	$700,000	$700,000
9.5% Ocean Rig Senior Unsecured Notes	500,000	500,000
6.5% Drill Rigs Senior Secured Notes	-	800,000
Loan Facilities - Drybulk Segment	841,453	716,354
Loan Facilities - Tanker Segment	130,048	224,985
Loan Facilities - Drilling Segment	2,279,167	1,607,500
Less: Deferred financing costs	(192,183)	(162,124)
Less: Dryships participation in Ocean Rig Senior Notes	(18,000)	-
Add: Valuation of Dryships participation in Ocean Rig Senior Notes	1,350	-
Total debt	4,241,835	4,386,715
Less: Current portion	(429,149)	(1,102,085)
Long-term portion	$3,812,686	$3,284,630

Convertible Senior Notes and Related Borrow Facility

In November 2009, the Company issued $400,000 aggregate principal amount of 5% Convertible unsecured Senior Notes (the “Notes”), which are due December 1, 2014. The full over allotment option granted was exercised and an additional $60,000 Notes were purchased. Accordingly, $460,000 in aggregate principal amount of Notes were sold, resulting in aggregate net proceeds of approximately $447,810 after the underwriter commissions.

The holders may convert their Notes at any time on or after June 1, 2014 but prior to maturity. However, holders may also convert their Notes prior to June 1, 2014 under the following circumstances: (1) if the closing price of the common stock reaches and remains at or above 130% of the conversion price of $7.19 per share of common stock or 139.0821 share of common stock per $1,000 aggregate principal amount of Notes, in effect on that last trading day for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs; (2) during the ten consecutive trading-day period after any five consecutive trading-day period in which the trading price per $1,000 principal amount of the Notes for each day of that period was less than 98% of the closing price of the Company's common stock multiplied by then applicable conversion rate; or (3) if specified distributions to holders of the Company's common stock are made or specified corporate transactions occur. The Notes are unsecured and pay interest semi-annually at a rate of 5% per annum commencing June 1, 2010.

As the Notes contain a cash settlement option upon conversion at the option of the issuer, the Company has applied the guidance for “Accounting for Convertible Debt Instruments That May be Settled in Cash Upon Conversion (Including Partial Cash Settlement)”, and therefore, on the day of the Note issuance, bifurcated the $460,000 principal amount of the Notes into liability and equity components of $341,156 and $118,844, respectively, by first determining the carrying amount of the liability component of the Notes by measuring the fair value of a similar liability that does not have an associated equity component. The equity component was calculated by deducting the fair value of the liability component from the total proceeds received at issuance. Additionally, the guidance requires the Company to accrete the discount of $118,844 to the principal amount of the Notes over the term of the Notes. The Company's interest expense associated with this Note accretion is based on an effective interest rate of 12%.

In April 2010, the Company issued $220,000 aggregate principal amount of Notes, which are due December 1, 2014. These Notes were offered as additional Notes under the indenture, as supplemented by a supplemental indenture, pursuant to which the Company previously issued $460,000 aggregate principal amount of Notes due December 1, 2014 in November 2009. The terms of the Notes offered in April other than their issue date and public offering price, are identical to the Notes issued in November 2009.

The full over allotment option granted was exercised and an additional $20,000 aggregate principal amount of Notes were purchased. Accordingly, $240,000 in aggregate principal amount of Notes were sold, resulting in aggregate net proceeds of approximately $237,202 after the underwriter commissions. On the day of the Note issuance, the Company bifurcated the $240,000 principal amount of the Notes into the liability and equity components of $168,483 and $71,517, respectively, by first determining the carrying amount of the liability component of the Notes by measuring the fair value of a similar liability that does not have an associated equity component. The equity component was calculated by deducting the fair value of the liability component from the total proceeds received at issuance. Additionally, the Company is required to accrete the discount of $71,517 to the principal amount of the Notes over the term of the Notes. The Company's interest expense associated with this Note accretion is based on an effective interest rate of 14%.

In conjunction with the public offering of 5% Notes described above, the Company also entered into share lending agreements with an affiliate of the underwriter of the offering, or the share borrower, pursuant to which the Company loaned the share borrower approximately 36,100,000 shares of the Company's common stock. Under the share lending agreements, the share borrower is required to return the borrowed shares when the Notes are no longer outstanding. The Company did not receive any proceeds from the sale of the borrowed shares by the share borrower, but the Company did receive a nominal lending fee of $0.01 per share from the share borrower for the use of the borrowed shares. During 2011 and 2012 the share borrower returned 1,000,000 and 10,000,000 loaned shares, respectively. Subsequent to December 31, 2012, the share borrower returned 10,000,000 loaned shares. The returned loaned shares were not retired and are included as treasury stock in the accompanying balance sheet as of December 31, 2011 and 2012.

The fair value of the outstanding loaned shares as of December 31, 2011 and 2012 was $70,200 and $40,160, respectively. On the day of the Notes issuance the fair value of the share lending agreements was determined to be $14,476, based on a 5.5% interest rate of the Notes without the share lending agreement and was recorded as debt issuance cost. Amortization of the issuance costs associated with the share lending agreement recorded as interest expense during the years ended December 31, 2010, 2011 and 2012 was $2,617, $2,974 and $2,983, respectively. The unamortized balance as of December 31, 2011 and 2012 was $8,690 and $5,707, respectively.

Effective September 19, 2011 the applicable conversion price has been changed to $6.9 per share. The previous conversion price of $7.19 per share was adjusted downward in connection with the Company's partial spin off of Ocean Rig (Note 13). Since the Company's stock price was below the Notes conversion price of $6.9 as of December 31, 2012, the if-converted value did not exceed the principal amount of the Notes.

The total interest expense related to the Notes in the Company's consolidated statements of operations for the years ended December 31, 2010, 2011 and 2012 was $57,681, $69,144 and $73,855, of which $26,516, $34,144 and $38,855, respectively are non-cash amortization of the discount on the liability component and $31,165, $35,000 and $35,000, respectively are the contractual interest payable semi-annually at a coupon rate of 5% per year. At December 31, 2011 and 2012 the net carrying amount of the liability component and unamortized discount were $572,113 and $610,969, respectively and $127,887 and $89,031, respectively.

The Company's interest expense associated with the $460,000 aggregate principal amount and $240,000 aggregate principal amount of Notes is accretive based on an effective interest rate of 12% and 14%, respectively.

Ocean Rig's 9.5% senior unsecured notes due 2016

On April 27, 2011, Ocean Rig issued $500,000 aggregate principal amount of its 9.5% senior unsecured notes due 2016 (the “OCR UDW Notes”) offered in a private placement, resulting in net proceeds of approximately $487.5 million. The OCR UDW Notes are unsecured obligations and rank senior in right of payment to any future subordinated indebtedness and equally in right of payment to all of its existing and future unsecured senior indebtedness.

The OCR UDW Notes are not guaranteed by any of the Company's subsidiaries. Upon a change of control, which occurs if 50% or more of Ocean Rig's shares are acquired by any person or group other than DryShips or its affiliates, the noteholders will have an option to require Ocean Rig to purchase all outstanding notes at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase.

On April 26, 2011, DryShips agreed to purchase from three unaffiliated companies OCR UDW Notes in the total aggregate principal amount of $75,000. During the period from May 19, 2011 to July 27, 2011, the Company sold to third parties these senior unsecured notes with notional amount of $57,000 resulting in a gain of $1,406. The remaining $18,000 senior unsecured notes were measured at fair value as of December 31, 2011 and a loss of $1,350 was recorded in “Other comprehensive income”. During the period from March 15, 2012 to March 30, 2012, the remaining $18,000 of senior unsecured notes were also sold to third parties with a notional amount of $18,000 resulting in a gain of $709.

Ocean Rig's 6.5% senior secured notes due 2017

On September 20, 2012, Ocean Rig's wholly owned subsidiary Drill Rigs Holdings Inc. (“the Issuer”), issued $800,000 aggregate principal amount of 6.50% Senior Secured Notes due 2017 (the “Drill Rigs Notes”) offered in a private offering, resulting in net proceeds of approximately $781,965. Ocean Rig used a portion of the net proceeds of the notes to repay the full amount outstanding under its $1,040,000 senior secured credit facility as at September 20, 2012. The Drill Rigs Notes are secured obligations and rank senior in right of payment to any future subordinated indebtedness and equally in right of payment to all of its existing and future unsecured senior indebtedness.

The Drill Rigs Notes are fully and unconditionally guaranteed by Ocean Rig and certain of its existing and future subsidiaries (collectively, the “Issuer Subsidiary Guarantors” and, together with Ocean Rig, the “Guarantors”).

Upon a change of control, which occurs if 50% or more of Ocean Rig's shares are acquired by any person or group other than DryShips or its affiliates, the Issuer will be required to make an offer to repurchase the notes at a price equal to 101% of the principal amount thereof, plus any accrued and unpaid interest thereon to the date of repurchase. On or after October 1, 2015, the Issuer may, at its option, redeem all or a portion of the notes, at one time or from time to time at 103.25% (from October 1, 2012 to September 30, 2016) or 100% (October 1, 2016 and thereafter) of the principal amount thereof, plus any accrued and unpaid interest thereon to the date of redemption.

The Drill Rigs Notes and the Drill Rigs Notes guarantees are secured, on a first priority basis, by a security interest in the Issuer's two semi-submersible offshore drilling rigs, the Leiv Eiriksson and the Eirik Raude, and certain other assets of the Issuer and the Issuer Subsidiary Guarantors, and by a pledge of the stock of the Issuer and the Issuer Subsidiary Guarantors, subject to certain exceptions.

Term bank loans and credit facilities

The bank loans are payable in U.S. Dollars in quarterly and semi-annual installments with balloon payments due at maturity between January 2015 and September 2024. Interest rates on the outstanding loans as at December 31, 2012 are based on LIBOR plus a margin, except for an amount of $458,333 from the Loan facilities which are based on a fixed rate.

On January 4, 2012, the Company entered into a supplemental agreement for the term bank loan dated July 23, 2008 and the vessel Woolloomooloo was pledged as collateral to secure the bank loan.

On February 9, 2012, the Company entered into two supplemental agreements for the facility dated March 31, 2006 for a shortfall in the security cover ratio and pledged 10,000,000 of its shares of Ocean Rig as additional security. The share pledge expired on March 31, 2012.

On February 14, 2012, the Company entered into a secured credit facility of up to $122,580 to partially finance the acquisition cost of vessel Fakarava and construction costs relating to two of its VLOCs under construction, which are scheduled for delivery in the first half of 2013. The facility bears interest at LIBOR plus a margin and is repayable in forty eight installments. The facility is secured with guarantees from Cardiff and the Company. The Company has drawn down an amount of $38,000 related to the vessel Fakarava. The drawdown of the two remaining vessels under construction is contingent upon they have acceptable charters, as defined in the loan agreement.

On March 19, 2012, the Company entered into a loan facility of up to $87,654 to partially finance the acquisition cost of vessel Raraka and the newbuildings H1241 and H1242. The loan bears interest at LIBOR plus a margin and is repayable in thirty-two quarterly installments plus a balloon payment payable with the last installment. The Company has drawn down an amount of $19,065 related to the vessel Raraka (ex H1638). The remaining portion of the loan, to finance the newbuildings H1241 and H1242 is still unsecured.

On May 9, 2012, Ocean Rig, through its wholly owned subsidiary Drillships Holdings Inc., signed an amendment under its $800,000 secured term loan agreement with Nordea Finland Plc. to, among other things, terminate the guarantee by DryShips and remove the related covenants and the cross-acceleration provisions relating to the DryShips' indebtedness for its drybulk carrier and tanker fleet and Ocean Rig's indebtedness under its other credit facilities. As a result of the amendment, a default by DryShips under one of its loan agreements for its drybulk carrier and tanker fleet or a default by Ocean Rig under one of its other credit facilities and the acceleration of the related debt will no longer result in a cross-default under the $800,000 secured term loan agreement that would provide the lenders with the right to accelerate the outstanding debt under the loan agreement. In addition, under the terms of the loan agreement, as amended, (i) Ocean Rig is permitted to buy back its own common shares; (ii) Drillships Holdings Inc., is able to pay dividends to Ocean Rig as its shareholder; and (iii) Ocean Rig is permitted to pay dividends or make any other distributions to its shareholders up to 50% of its net income, provided it maintained minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash in the previous year from the date of the dividend, distribution or buy back of share capital and provide evidence to the lenders through cash flow forecasts that Ocean Rig will maintain such level for the next 12 months. The amendment also provides for a reduction in the amount of minimum free cash required to be maintained by Drillships Holdings Inc. from $75,000 to $50,000. Under the original and the amended agreements, Ocean Rig is also required to maintain minimum free cash of $100,000.

On May 14, 2012, Ocean Rig signed amendments to its two $495,000 credit facilities with Deutsche Bank Luxembourg S.A. as agent (the "Deutsche Bank Credit Facilities") to, among other things, remove the payment guarantee of DryShips, subject to reinstatement as discussed below and remove the financial covenants for DryShips and the cross-default provision relating to the DryShips' outstanding indebtedness for its drybulk carrier and tanker fleet. As a result of the amendments, a default by DryShips under one of its loan agreements for its drybulk carrier and tanker fleet will not result in a crossdefault under the Deutsche Bank Credit Facilities that would provide Ocean Rig's lenders thereunder with the right to accelerate Ocean Rig's outstanding debt under these facilities.

In addition, the amendments also removed the automatic prepayment mechanism under the Deutsche Bank Credit Facilities. Ocean Rig is also required to increase its debt service reserve account by an aggregate amount of $57,000 beginning September 2014. Furthermore, under the amended Deutsche Bank Credit Facilities, Ocean Rig is permitted to pay dividends, make distributions and effect redemptions or returns of share capital up to 50% of net income, provided it maintains minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash evidenced through cash flow forecasts for the next 12 months following the date of the dividend, distribution or redemption or return of share capital. Under the terms of the amended Deutsche Bank Credit Facilities, in the event of a breach by Ocean Rig of the financial covenants, the unconditional and irrevocable payment guarantees of DryShips will be reinstated; pursuant to which DryShips will be obligated to pay, upon demand by the lenders, any amount outstanding under the loans upon a failure by Ocean Rig to pay such amount.

In addition, DryShips will be required to indemnify the lenders in respect of any losses they incur in respect of any amounts due under the loans that are not recoverable from DryShips under the guarantees and that Ocean Rig fails to pay. The amount payable by DryShips under the guarantees will be limited to $214,000 with respect to the facility for the Ocean Rig Poseidon and $225,000 with respect to the facility for the Ocean Rig Mykonos, in each case plus any other amounts that become payable in connection therewith under the guarantees. The guarantees do not include any financial covenants applicable to DryShips or cross-default provisions in relation to DryShips' indebtedness for its drybulk carrier and tanker fleet.

On May 18, 2012, Ocean Rig signed an amendment under its $1,040,000 credit facility with DNB Bank ASA as agent, to amend the facility to, among other things, replace the cross-acceleration clause relating to DryShips' indebtedness with cross-acceleration clause to Ocean Rig's indebtedness under its other credit facilities. In September 2012, the outstanding balance of the loan has been fully repaid from the proceeds of the offering of the Drill Rigs Notes as discussed above.

On August 31, 2012, the Company entered into a supplemental agreement relating to the term bank loan dated July 23, 2008, for a shortfall in the security cover ratio and made a prepayment of $9,125.

On September 27, 2012, the Company entered into two supplemental agreements relating to the credit facility dated March 31, 2006, to cure a shortfall in the security cover ratio and pledged 7,800,000 of its shares of Ocean Rig as additional security. The share pledge expires on June 30, 2013.

On October 24, 2012, the Company entered into a secured term bank loan of up to $107,669 to partially finance the construction costs relating to the newbuilding tankers Alicante, Mareta and Bordeira which were delivered in January 2013. The facility bears interest at LIBOR plus a margin and is repayable in twenty-four semi-annual installments. During January 2013, the Company drew an amount of $100,856, related to the delivery of the above three tankers.

On December 20, 2012, the Company obtained two waiver letters relating to the two term bank loans dated October 5, 2007 and March 13, 2008, to amend certain terms and cure a shortfall in the security cover ratio. The waivers expire on December 31, 2013. These waivers are subject to definite documentation.

The aggregate available undrawn amounts under the Company's facilities at December 31, 2011 and 2012 were $109,037 and $189,389, respectively. As of December 31, 2012, the Company is required to pay a quarterly commitment fee ranging from 0.25% to 1.08%, per annum of its undrawn portion of the line of credit.

The weighted-average interest rates on the above outstanding debt were: 4.80%, 5.45% and 6.35% for the years ended December 31, 2010, 2011 and 2012, respectively.

The table below presents the movement for bank loans and notes throughout 2012:

Loan	Loan agreement date	Original Amount	December 31, 2011	New Loans	Repayments	December 31, 2012
Term Bank Loan	October 2, 2007	35,000	17,500	-	-	17,500
Term Bank Loan	December 4, 2007	101,150	14,284	-	(14,284)	-
Term Bank Loan	October 5, 2007	90,000	61,500	-	(4,500)	57,000
Term Bank Loan	June 20, 2008	103,200	31,600	-	(4,350)	27,250
Term Bank Loan	May 13, 2008	125,000	51,000	-	(23,515)	27,485
Term Bank Loan	May 5, 2008	90,000	48,000	-	(6,000)	42,000
Term Bank Loan	November 16, 2007	47,000	20,000	-	(2,000)	18,000
Term Bank Loan	July 23, 2008	126,400	85,350	-	(21,525)	63,825
Term Bank Loan	March 13, 2008	130,000	38,265	-	(5,350)	32,915
Term Bank Loan	February 7, 2011	70,000	66,500	-	(4,667)	61,833
Term Bank Loan	April 20\, 2011	32,313	31,236	-	(2,154)	29,082
Term Bank Loan	October 26, 2011	141,350	32,313	109,038	(7,281)	134,070
Term Bank Loan	April 15, 2011	800,000	766,667	-	(66,667)	700,000
Term Bank Loan	October 24, 2012	107,669	-	-	-	-
Credit Facility	March 31, 2006	753,637	344,373	-	(72,803)	271,570
Credit Facility	September 17, 2008	1,040,000	522,500	-	(522,500)	-
Credit Facility	March 19, 2012	87,654	-	19,065	(894)	18,171
Credit Facility	July 18, 2008	1,125,000	990,000	-	(82,500)	907,500
Credit Facility	February 14, 2012	122,580	-	38,000	(420)	37,580
Credit Facility	September 18, 2007	325,000	129,580	-	(26,522)	103,058
5% Convertible Senior Unsecured Notes	November 21, 2009	460,000	700,000	-	-	700,000
9.5% Ocean Rig's Senior Unsecured Notes	April 27, 2011	500,000	483,350	16,650	-	500,000
6.5% Drill Rigs Senior Secured Notes	September 20, 2012	800,000	-	800,000	-	800,000
			$4,434,018	982,753	(867,932)	4,548,839

The above loans and secured notes are secured by a first priority mortgage over the vessels, rigs and drillships, corporate guarantee, a first assignment of all freights, earnings, insurances and requisition compensation. The loans contain covenants including restrictions, without the bank's prior consent, as to changes in management and ownership of the vessels, additional indebtedness and mortgaging of vessels, change in the general nature of the Company's business. In addition, some of the vessels owning companies are not permitted to pay any dividends to DryShips nor DryShips to its shareholders without the lender's prior consent. The loans also contain certain financial covenants relating to the Company's financial position, operating performance and liquidity, including maintaining working capital above certain level. The Company's secured credit facilities impose operating and negative covenants on the Company and its subsidiaries. These covenants may limit the Dryships' subsidiaries' ability to, among other things, without the relevant lenders' prior consent (i) incur additional indebtedness, (ii) change the flag, class or management of the vessel mortgaged under such facility, (iii) create or permit to exist liens on their assets, (iv) make loans, (v) make investments or capital expenditures, and (vi) undergo a change in ownership or control.

As of December 31, 2012, the shipping segment was not in compliance with certain loan-to-value ratios contained in certain of its loan agreements. These loan-to-value ratio shortfalls do not constitute events of default that would automatically trigger the full repayment of the loan. Based on the loan agreements, loan-to-value shortfalls may be remedied by the Company by providing additional collateral or repaying the amount of the shortfall. In addition, as of December 31, 2012, the shipping segment was in breach of certain financial covenants, mainly the interest coverage ratio, contained in the Company's loan agreements relating to $769,098 of the Company's debt (Note 3). As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements of the shipping segment and in accordance with guidance related to the classification of obligations that are callable by the creditor, the Company has classified all of its shipping segment's bank loans in breach amounting to $941,339 as current at December 31, 2012.

As of December 31, 2012, the drilling segment was in compliance with all its financial covenants.

Total interest incurred on long-term debt and amortization of debt issuance costs, including capitalized interest, for the years ended December 31 2010, 2011 and 2012 amounted to $107,293, $178,040 and $222,635, respectively. These amounts net of capitalized interest are included in “Interest and finance costs” in the accompanying consolidated statements of operations.

The annual principal payments required to be made after December 31, 2012, including balloon payments, totaling $4,548,839 due through September 2024, are as follows:

2013	$1,118,005
2014	876,667
2015	176,667
2016	1,110,000
2017	910,000
2018 and thereafter	357,500
Total principal payments	4,548,839
Less: Financing fees and equity component of notes	(162,124)
Total debt	$4,386,715

Financial Instruments and Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Financial Instruments and Fair Value Measurements [Abstract]
Financial Instruments And Fair Value Measurements

12. Financial Instruments and Fair Value Measurements:

ASC 815, “Derivatives and Hedging” requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the statement of financial position. Effective January 1, 2011 the Company removed the designation of the cash flow hedges and discontinued hedge accounting for the associated interest rate swaps.

The Company recognizes all derivative instruments as either assets or liabilities at fair value on its consolidated balance sheets.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income/ (loss) and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in the accompanying consolidated statement of operations. Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in the accompanying consolidated statement of operations.

The Company enters into interest rate swap transactions to manage interest costs and risk associated with changing interest rates with respect to its variable interest rate loans and credit facilities. The Company entered into FFAs and foreign currency forward contracts in order to manage risks associated with fluctuations in charter rates and foreign currencies, respectively. All of the Company's derivative transactions are entered into for risk management purposes.

12.1 Interest rate swaps, cap and floor agreements: As of December 31, 2010, the Company had outstanding 34 interest rate swap, cap and floor agreements, of $2.5 billion notional amount. As of December 31, 2011 and 2012, the Company had outstanding 29 and 43 interest rate swap, cap and floor agreements, of $2.6 billion and $4.6 billion notional amount, respectively, maturing from March 2013 through November 2017. The amounts as of December 31, 2011, include two interest rate swaps resulting from the acquisition of OceanFreight. As of December 31, 2010, 31 of these agreements did not qualify for hedge accounting and, as such, changes in their fair values were included in the accompanying consolidated statement of operations, while three contracts did qualify for hedge accounting and, as such, changes in their fair values were included in “Accumulated other comprehensive income/(loss)”. Effective January 1, 2011, the Company removed the designation of the cash flow hedges and discontinued hedge accounting for the associated interest rate swaps. As a result, as of December 31, 2011 and 2012, these agreements do not qualify for hedge accounting and, as such, changes in their fair values are included in the accompanying consolidated statement of operations. In accordance with ASC 815-30-40 the unrealized loss accumulated in “Accumulated other comprehensive income/(loss)” for previously designated cash flow hedges, which as of December 31, 2010, amounted to $35,992, is being reclassified into earnings in the same period or periods during which the hedged forecasted transaction affects earnings. During the year ended December 31, 2012, an amount of $22,904 was reclassified into the statement of operations. Included in the $22,904 is an amount of $13,088 that was transferred to the consolidated statements of operations immediately as a result of the early loan repayment of $1,040,000 credit facility, discussed in Note 11, which ended the forecasted transaction.

Apart from the unrealized loss discussed above, as of December 31, 2010, “Accumulated other comprehensive income/(loss)” also included realized losses on cash flow hedges associated with interest capitalized during prior years under “Advances for vessels and drillships under construction and acquisitions” amounting to $16,463, which according to ASC 815-30-35 is being reclassified into earnings in the same period or periods during which the hedged forecasted transaction affects earnings. As a result, during the years ended December 31, 2011 and 2012 and following the delivery of four drillships discussed in Note 6, the amounts of $368 and $549, respectively were reclassified into the statement of operations.

The estimated net amount of cash flow hedge losses at December 31, 2012 that will be reclassified into earnings within the next twelve months is $548.

The fair value of the above mentioned agreements equates to the amount that would be paid by the Company if the agreements were transferred to a third party at the reporting date, taking into account current interest rates and creditworthiness of both the financial instrument counterparty and the Company.

The change in the fair value of such agreements which do not qualify for hedge accounting for the years ended December 31, 2010, 2011 and 2012, amounted to a loss of $56,627, a gain of $28,566 and a gain of $54,506, respectively and is reflected under “Loss on interest rate swaps” in the accompanying consolidated statement of operations, while the change in fair value of the agreements that qualified for hedge accounting for the year ended December 31, 2010 amounted to a loss of $17,034 and is reflected under “Accumulated Other Comprehensive Loss” in the accompanying consolidated statements of stockholders' equity.

As of December 31, 2011 and 2012, security deposits of $33,100 and $8,000, respectively were provided as security by the Company. The Company has deposited also a cash collateral of $6,000 that is classified as current restricted cash. These amounts are expected to be released upon the delivery of Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena (Note 6).

As of December 31, 2012, security deposits of $550 for the tankers Saga and Vilamoura, were recorded as "Other non-current assets" in the accompanying consolidated balance sheet due to the market loss in the respective swap agreements as of December 31, 2012.

12.2 Forward freight agreements: The Company has been trading in the FFA market since May 2009. FFA trading generally has not qualified as hedge accounting and as such the trading of FFAs could lead to material fluctuations in the Company's reported results from operations on a period to period basis.

As of December 31, 2011 and 2012, the Company had zero open FFAs, respectively. None of the “mark to market” positions of the open FFA contracts qualified for hedge accounting treatment. The change in the fair value of such agreements for the years ended December 31, 2010, 2011 and 2012 amounted to a gain of $7,084, a gain of $1,063 and $0, respectively and is reflected under “Other, net” in the accompanying consolidated statement of operations.

12.3 Foreign currency forward contracts: As of December 31, 2010, the Company had twelve forward contracts to sell $28 million for NOK 174 million. As of December 31, 2011 and 2012 the Company had no outstanding forward contracts.

The change in the fair value of such agreements for the years ended December 31, 2010, 2011 and 2012 amounted to a gain of $1,104, a loss of $1,538 and $0, respectively and is reflected under “Other, net” in the accompanying consolidated statement of operations.

Tabular disclosure of financial instruments is as follows:

Fair Values of Derivative Instruments in the Statement of Financial Position:

		Asset Derivatives			Liability Derivatives
Derivatives not designated as hedging instruments	Balance Sheet Location	December 31,	December 31,	Balance Sheet Location	December 31,	December 31,
		2011	2012		2011	2012
		Fair value	Fair value		Fair value	Fair value
Interest rate swaps	Financial instruments current assets	$-	$-	Financial instruments-current liabilities	$100,104	$85,844
Interest rate swaps	Financial instruments-non-current assets	-	996	Financial instruments non-current liabilities	102,346	63,096

Total derivatives not designated as hedging instruments		$-	$996		$202,450	$148,940
Total derivatives		$-	$996	Total derivatives	$202,450	$148,940

The Effect of Derivative Instruments on the Statement of Stockholders’ Equity:

	Amount of Gain/(Loss) Recognized in other comprehensive income/ (loss) on Derivatives (Effective Portion)
Derivatives designated for cash flow hedging relationships	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2012

Interest rate swaps - Unrealized gains/(losses)	$(5,495)	$-	-
Interest rate swaps - Realized losses associated with capitalized interest	(11,539)	-	-
Total	$(17,034)	$-	-

No portion of the cash flow hedges shown above was ineffective during 2010.

During the years ended December 31, 2010, 2011 and 2012, the losses transferred from other comprehensive income/ (loss) to the statement of operations were $9,901, $13,456 and $23,453, respectively. The estimated net amount of existing losses at December 31, 2012 that will be reclassified into earnings within the next twelve months related with cash flow hedges is $548.

		Amount of Gain/(Loss)

Derivatives not designated as hedging instruments	Location of Gain or (Loss) Recognized	Year ended December 2010	Year ended December 2011	Year ended December 2012

Interest rate swaps	Loss on interest rate swaps	$(120,505)	$(68,943)	(54,073)
Forward freight agreements	Other, net	(3,008)	1,016	-
Foreign currency forward contracts	Other, net	1,104	(1,538)	-
Total		$(122,409)	$(69,465)	(54,073)

The carrying amounts of cash and cash equivalents, restricted cash, trade accounts receivable and accounts payable and other current liabilities reported in the consolidated balance sheets approximate their respective fair values because of the short term nature of these accounts. The fair value of credit facilities is estimated based on current rates offered to the Company for similar debt of the same remaining maturities. Additionally, the Company considers its creditworthiness in determining the fair value of the credit facilities. The carrying value approximates the fair market value for the floating rate loans. The fair value of the interest rate swaps was determined using a discounted cash flow method based on market-based LIBOR swap yield curves, taking into account current interest rates and the creditworthiness of both the financial instrument counterparty and the Company. The fair value of the FFAs was determined based on quoted rates. The fair value of foreign currency forward contracts was based on the forward exchange rates. The Convertible Senior Notes, the OCR UDW Notes and the Drill Rigs Notes, have a fixed rate and their estimated fair values were determined through Level 2 inputs of the fair value hierarchy (quoted price in the over-the counter-market). The fair value of the loan that has a fixed rate is estimated through Level 2 of the fair value hierarchy by discounting future cash flows using rates currently available for debt with similar terms, credit risk and remaining maturities. The estimated fair value of the above Convertible Senior Notes, OCR UDW Notes, Drill Rigs Notes and loans at December 31, 2012, are approximately $544,250, $519,065, $798,000 and $511,453, respectively, compared to a carrying amount net of financing fees of $601,000, $491,704, $781,001 and $450,433, respectively.

The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

The following table summarizes the valuation of assets and liabilities measured at fair value on a recurring basis as of the valuation date.

	December 31, 2011	Quoted Prices in Active Markets for Identical Assets/ Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Interest rate swaps - liability position	(202,450)	0	$(202,450)	$0
Total	(202,450)	0	(202,450)	0

	December 31, 2012	Quoted Prices in Active Markets for Identical Assets/ Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Interest rate swaps – asset position	$996	$0	$996	$0
Interest rate swaps - liability position	(148,940)	0	$(148,940)	$0
Total	$(147,944)	$0	$(147,944)	$0

The following table summarizes the valuation of assets measured at fair value on a non-recurring basis as of the valuation date.
	December 31, 2011	Quoted Prices in Active Markets for Identical Assets/ Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Gains/ (Losses)
Non-Recurring measurements
Long lived assets held and used	82,550	0	82,550	0	(32,584)
Total	82,550	0	82,550	0	(32,584)

In accordance with the provisions of relevant guidance, two long-lived assets held and used with a carrying amount of $115,134 were written down to their fair values as determined based on the agreed sale price, resulting in an impairment charge of $32,584, which was included in the accompanying consolidated statement of operations for the year ended December 31, 2011.

Common Stock and Additional Paid-in Capital	12 Months Ended
Dec. 31, 2012
Common Stock and Additional Paid-in Capital
Common Stock and Additional Paid-in Capital

13. Common Stock and Additional Paid-in Capital

Net Income Attributable to Dryships Inc and Transfers from the Non-controlling Interest:

The following table represents the effects of any changes in DryShips Inc. ownership interest in a subsidiary on the equity attributable to the shareholders of DryShips Inc.

	Year ended December 31,

	2010	2011	2012

Net income/ (loss) attributable to Dryships Inc.	$ 188,327	$ (70,128)	$ (246,778)
Transfers to the non-controlling interest:
Decrease in Dryships Inc. equity for reduction in subsidiary ownership	(153,092)	(75,231)	$ (81,760)
Net transfers to the non-controlling interest	(153,092)	(75,231)	$ (81,760)
Net income/(loss) attributable to Dryships Inc. and transfers to/from the non-controlling interest	$ 35,235	$ (145,359)	$ (328,538)

Issuance of common shares

Concurrently with the offering of the Notes discussed in Note 11, the Company entered into share lending agreements and issued 26,100,000 shares of common stock in November 2009 and 10,000,000 in April 2010, respectively, which it subsequently loaned to the underwriter pursuant to the share lending agreements. The Company received a one time loan fee of $0.01 per share.

In September 2010, the Company filed a universal shelf registration statement on Form F-3 relating to the offer and sale of up to $350,000 of the Company's common shares. Under this offering, the Company issued 74,818,706 of common stock. The net proceeds, after deducting commissions, amounted to $342,300.

Issuance of Series A preferred stock

On July 15, 2009, the Company issued 52,238,806 shares of its Series A Convertible Preferred Stock ('Preferred Stock') under its agreement to acquire the remaining 25% of the total issued and outstanding capital stock of Ocean Rig. The aggregate face value of these shares was $280,000 and the fair value of the Preferred Stock was determined by management to be $268,000.

The Company determined that the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig was more reliably measurable than the fair value of the preferred stock issued. The Company determined that $318,000 was the fair value of the 25% of the outstanding common shares of Ocean Rig in accordance with fair value guidance by weighting the fair values derived using the following three valuation methods: (i) Fair value of the net assets of Ocean Rig; (ii) Discounted cash flow method; and (iii) Comparable company approach. Based on the foregoing, the Company recorded the preferred stock at $268,000, which was calculated as the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig of $318,000 less cash consideration of $50,000.

The changes in the Company's ownership interest in Ocean Rig did not represent a change in control and therefore the Company accounted for this transaction as an equity transaction with no gain or loss recorded in the statement of operations or comprehensive income. The difference between the fair value of the 25% of the total issued and outstanding capital stock of Ocean Rig and the amount the non-controlling interest was recognized as equity attributable to the parent.

The Preferred Stock accrued cumulative dividends on a quarterly basis at an annual rate of 6.75% of the aggregate face value. Dividends were payable in preferred stock or cash, if cash dividends had been declared on common stock. Such accrued dividends were payable in additional shares of preferred stock immediately prior to any conversion.

Each share of this instrument mandatorily converts into shares of the Company's common stock proportionally, upon the contractual delivery of each of the four newbuilding ultra deepwater drillships at a premium of 127.5% of the original purchase price. Furthermore, each share of this instrument can also be converted into shares of the Company's common stock at any time at the option of the holder at a conversion rate of 1.0:0.7.

During 2011 and following each delivery of the Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos, the shares of Preferred Stock held by each holder, amounting to a total of 52,238,806 were converted, at the conversion price, into a total 40,971,612 shares of common stock. On each delivery date of the above drillships, the cumulative accrued stock dividend was converted into a total of 6,532,979 shares of Preferred Stock, which following the delivery of the last drilliship, were converted at the conversion price, into 5,123,905 shares of common stock.

Private placement

On December 21, 2010, the Company completed the sale of an aggregate of 28,571,428 of Ocean Rig common shares (representing approximately 22% of Ocean Rig's outstanding common stock) through a private offering, at the offering price of $17.50 per share. The Company received approximately $488,301 of net proceeds from the private offering. The net assets of Ocean Rig as of December 21, 2010 amounted to $2,427,121. At the date of the transaction, the carrying amounts of Ocean Rig's assets and liabilities did not require fair value adjustments. The difference between the consideration received and the amount attributed to the non-controlling interests which amounted to $153,092 was recognized in equity attributable to the controlling interest.

Sale of Ocean Rig shares

On April 17, 2012, the Company completed a public offering of an aggregate of 11,500,000 common shares of Ocean Rig owned by DryShips. The Company received approximately $180,485 of net proceeds from the public offering. The net assets of Ocean Rig as of April 17, 2012 amounted to $3,003,954. At the date of the transaction, the carrying amounts of Ocean Rig's assets and liabilities did not require fair value adjustments. The difference between the net consideration received and the amount attributed to the non-controlling interests which amounted to $81,760 was recognized in equity attributable to the controlling interest.

Treasury stock

During September 2011 and April 2012, the share borrower described in Note 11 returned to the Company an aggregate of 11,000,000 loaned shares of the Company's common stock, which were not retired and are held as treasury stock.

Repurchase program

On December 6, 2011, Ocean Rig announced that its board of directors had approved a repurchase program for up to a total of $500,000 of its common shares and 9.5% senior unsecured notes due 2016 (Note 11). Ocean Rig's common shares and unsecured notes may be purchased under the program from time to time through December 31, 2013. As of December 31, 2012 Ocean Rig had not purchased any common shares or unsecured notes under the program described above.

Partial Spin-off

On August 2, 2011, the Company's Board of Directors approved the partial spin-off of its interest in Ocean Rig. On October 5, 2011, the Company completed the partial spin off of the Ocean Rig by distributing an aggregate of 2,967,291 of the Ocean Rig common shares after giving effect to the treatment of fractional shares, on a pro rata basis to DryShips' shareholders as of the record date of September 21, 2011, or $60,191, as an adjustment to “Additional Paid-in Capital” being the carrying amount of Ocean Rig's net assets transferred, with a corresponding credit to non-controlling interests. “Additional Paid-in Capital” was similarly adjusted by $926 for the portion of the accumulated other comprehensive loss transferred to the non-controlling interests. In lieu of fractional shares, DryShips' transfer agent aggregated all fractional shares that would otherwise be distributable to DryShips' shareholders and sold a total of 105 common shares on behalf of those shareholders who would otherwise be entitled to receive a fractional share of the Ocean Rig's common stock. Following the distribution, each such shareholder received a cash payment in an amount equal to its pro rata share of the total net proceeds of the sale of fractional shares. On October 19, 2011, an amount of 255,036 shares of the total shares that were distributed in the partial spin off were returned to Dryships pursuant to the Share Lending Agreements, dated April 21, 2010 and November 19, 2009, by and between DryShips and Deutsche Bank AG, London Branch, as share borrower (Note 11).

At December 31, 2011, the balance of non-controlling interests was also adjusted by $3,488, with an equal offset (debit) in “Additional Paid-in Capital”, to reflect the exact percentage (rounded to the second decimal) of non-controlling interests as of that date.

Stockholders Rights Agreement

As of January 18, 2008, the Company entered into a Stockholders Rights Agreement (the “Agreement”). Under the Agreement, the Company's Board of Directors declared a dividend payable of one preferred share purchase right, (“Right”), to purchase one one-thousandth of a share of the Company's Series A Participating Preferred Stock for each outstanding common share. Each Right entitles the registered holder, upon the occurrence of certain events, to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock or additional shares of common stock. As of December 31, 2012, no exercise of any Rights had occurred. As of July 9, 2009, an amendment was effected to the Agreement to reflect the issuance of Series A Convertible Preferred Stock.

Equity Incentive Plan	12 Months Ended
Dec. 31, 2012
Equity Incentive Plan [Abstract]
Equity incentive plan

14. Equity incentive plan:

On January 16, 2008, the Company's Board of Directors approved the 2008 Equity Incentive Plan (the “Plan”). Under the Plan, officers, key employees and directors are eligible to receive awards of stock options, stock appreciation rights, restricted stock, restricted stock units, phantom stock units and unrestricted stock. On January 25, 2010, the Company's Board of Directors amended the 2008 Equity Incentive Plan to provide that a total of 21,834,055 common shares be reserved for issuance.

On March 5, 2008, 1,000,000 shares of non-vested common stock out of the 1,834,055 shares then reserved under the Plan were granted to Fabiana, an entity that offers consultancy services to the Chief Executive Officer, George Economou. The shares vested quarterly in eight equal installments with the first installment of 125,000 common shares vesting on May 28, 2008. The stock-based compensation was recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of $75.09 per share. As of December 31, 2012, the shares have vested in full.

On October 2, 2008, the Company's Board of Directors and Compensation Committee approved grants for the non-executive directors of the Company. On October 2, 2008, 9,000 shares of non-vested common stock and 9,000 shares of vested common stock were granted to the non-executive directors. The non-vested common stock vested evenly over a three-year period with the first vesting date commencing on January 1, 2009. For the director vested and non-vested stock, the fair value of each share on the grant date was $33.59. As of December 31, 2012, these shares have vested in full.

On March 12, 2009, 70,621 shares of non-vested common stock out of the 1,834,055 shares then reserved under the Plan were granted to an executive of the Company. The shares vested in annual installments of 42,373 and 28,248 shares on March 1, 2010 and 2011, respectively. The fair value of each share on the grant date was $3.54. As of December 31, 2012, the shares have vested in full.

On January 25, 2010, 4,500,000 shares of non-vested common stock out of 21,834,055 shares reserved under the Plan were granted to Fabiana as a bonus for the contribution of George Economou for CEO services rendered during 2009 as well as for anticipated services during the years 2010, 2011 and 2012. The shares shall vest over a period of three years, with 1,000,000 shares vesting on the grant date; 1,000,000 shares vesting on December 31, 2010 and 2011, respectively; and 1,500,000 shares vesting on December 31, 2012. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of $6.05 per share. As of December 31, 2012, the shares have vested in full.

On March 5, 2010, 2,000 shares of non-vested common stock and 1,000 shares of vested common stock out of the 21,834,055 shares reserved under Plan were granted to an executive of the Company. The shares vested in annual installments of 1,000 shares on March 5, 2010, December 31, 2010 and 2011, respectively. The shares were issued during July 2010 and the fair value of each share, on the grant date, was $5.66. As of December 31, 2012, the shares have vested in full.

On January 12, 2011, 9,000,000 shares of the non-vested common stock out of 21,834,055 shares reserved under the Plan were granted to Fabiana as a bonus for the contribution of George Economou for CEO rendered during 2010. The shares were granted to Fabiana and vest over a period of eight years, with 1,000,000 shares vesting on the grant date and 1,000,000 shares vesting annually on December 31, 2011, through 2018, respectively. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of $5.50 per share. As of December 31, 2012, 3,000,000 of these shares have vested.

On February 4, 2011, 15,000 shares of non-vested common stock out of the 21,834,055 shares reserved under Plan were granted to an executive of the Company. The shares vest on a pro-rata basis over a period of three years from the date of the non-vested stock award agreement. The fair value of each share, on the grant date, was $5.01. As of December 31, 2012, 10,000 of these shares have vested.

A summary of the status of the Company's non vested shares as of December 31, 2010, 2011 and 2012 and movement for the years ended December 31, 2010, 2011 and 2012, is presented below. There were no shares forfeited in 2011 and 2012, while 3,600 shares were forfeited during 2010.

	Number of non vested shares	Weighted average grant date fair value per non vested shares
Balance December 31, 2009	202,971	$48.69
Granted	4,503,000	6.05
Forfeited	(3,600)	33.59
Vested	(2,171,173)	10.00
Balance December 31, 2010	2,531,198	$6.04
Granted	9,015,000	5.50
Vested	(3,036,048)	5.68
Balance December 31, 2011	8,510,150	5.60
Vested	(2,505,150)	5.83
Balance December 31, 2012	6,005,000	5.50

	Number of vested shares	Weighted average grant date fair value per vested shares
As at December 31, 2009	885,650	$74.59
Granted and vested	2,002,000	6.05
Non vested shares granted in prior years and vested 2010	169,173	56.73
As at December 31, 2010	3,056,823	$28.71
Granted and vested	2,005,000	5.50
Non vested shares granted in prior years and vested 2011	1,031,048	6.03
As at December 31, 2011	6,092,871	17.23
Non vested shares granted in prior years and vested 2012	2,505,150	5.83
As at December 31, 2012	8,598,021	13.91

As of December 31, 2010, 2011 and 2012, there was $9,414, $32,413 and $19,725, respectively, of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a weighted-average period of six years. The amounts of $24,200, $26,568 and $12,686 are recorded in “General and administrative expenses”, in the accompanying consolidated statement of operations for the years ended December 31, 2010, 2011 and 2012 respectively. The total fair value of shares vested during the years ended December 31, 2010, 2011 and 2012 were $12,466, $9,658 and $4,008, respectively.

Ocean Rig UDW Inc.

On February 14, 2012, Ocean Rig's Compensation Committee approved the grant of 112,950 shares of non-vested common stock to officers and key employees of Ocean Rig`s subsidiary, Ocean Rig AS, as a bonus for their services rendered during 2011. The shares vest over a period of three years. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the shares on the grant date of $16.50 per share.

On March 21, 2012, Ocean Rig's Board of Directors approved the 2012 Equity Incentive Plan (the "Plan") and reserved a total of 2,000,000 common shares. Under the Plan, officers, key employees, and directors are eligible to receive awards of stock options, stock appreciation rights, restricted stock, restricted stock units, phantom stock units and unrestricted stock.

On May 15, 2012, Ocean Rig's Compensation Committee approved the grant of: a) 4,500 shares of non-vested common stock to an officer as an additional bonus for his services rendered during 2011 and b) 28,200 shares to new recruited employees as a sign-up stock bonus. The shares vest over a period of three years, one third on each of December 31, 2012, 2013 and 2014. The stock-based compensation is being recognized to expenses over the vesting period and based on the fair value of the Ocean Rig shares on the grant date of $15.92 per share.

On December 5, 2012, 7,500 shares awarded to an officer of Ocean Rig. The fair value of the shares on the grant date was $15.75 and the shares will vest in March 2013.

As of December 31, 2012 there are 2,500 of these shares have vested, while 77,150 shares were forfeited due to employees resignations.

A summary of the status of Ocean Rig's non vested shares as of December 31, 2012 and movement during the year then ended, is presented below.

	Number of	Weighted average grant
	non vested shares	date fair value per
		non vested shares
Balance December 31, 2011
Granted	153,150	16.34
Forfeited	(77,150)	16.27
Vested	(2,500)	16.42
Balance December 31, 2012	73,500	$16.39

As of December 31, 2012, there was $633 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted by Ocean Rig. That cost is expected to be recognized over a period of three years. An amount of $613 represents the stock based compensation expense for the period and is recorded in "General and administrative expenses", in the accompanying consolidated statement of operations for the year ended December 31, 2012.

Pension liability	12 Months Ended
Dec. 31, 2012
Pension liability [Abstract]
Pension liability

15. Pension liabilitiy:

As of December 31, 2012, the Company's majority owned subsidiary, Ocean Rig has three pension benefit plans, out of eight defined benefit and contribution plans for 44 onshore employees managed and funded through Norwegian life insurance companies. The pension scheme is in compliance with the Norwegian law on required occupational pension.

The Company uses a January 1 measurement date for net periodic pension cost and a December 31 measurement date for benefit obligations and plan assets.

For defined benefit pension plans, the benefit obligation is the projected benefit obligation, the actuarial present value, as of the Company's December 31 measurement date, of all benefits attributed by the pension benefit formula to employee service rendered to that date. The amount for benefit to be paid depends on a number of future events incorporated into the pension benefit formula, including estimates of the average life of employees/survivors and average years of service rendered. It is measured based on assumptions concerning future interest rates and future employee compensation levels.

The following table presents the change in the projected benefit obligation for the years ended December 31:

	2011	2012

Benefit obligation at January 1	$8,097	$9,920
Service cost for benefits earned	1,445	1,440
Interest cost	329	259
Actuarial gains	539	20
Benefits paid	(87)	(60)
Payroll tax of employer contribution	(57)	(92)
Foreign currency exchange rate changes	(346)	799

Benefit obligation at end of year	$9,920	$12,286

The following table presents the change in the value of plan assets for the years ended December 31, 2011 and 2012 and the plans’ funded status at December 31:

	2011	2012

Fair value of plan assets at January 1	$7,495	$7,374
Expected return on plan assets	356	242
Actual return on plan assets	(604)	(542)
Employer contributions	406	655
Settlement	(87)	(60)
Foreign currency exchange rate changes	(192)	560

Fair value of plan assets at end of year	$7,374	$8,229

Unfunded status at end of year	$2,456	$4,057

Amounts included in Accumulated other comprehensive income/ (loss) that have not yet been recognized in net periodic benefit cost at December 31 are listed below:

	2010	2011	2012

Net actuarial loss	$3046	$2104	$1467
Prior service cost	-	-	-
Defined benefit plan adjustment, net of tax $0	$3046	$2104	$1467

The accumulated benefit obligation for the pension plans represents the actuarial present value of benefit based on employee service and compensation as of a certain date and does not include an assumption about future compensation levels. The accumulated benefit obligation for the pension plans at December 31, 2011 and 2012, was $7,037 and $8,887, respectively.

 The net periodic pension cost recognized in the consolidated statements of operations was $2,008, $1,534 and $ 1,641 for the years ended December 31, 2010, 2011 and 2012, respectively.

The following table presents the components of net periodic pension cost:

	Year ended December 31,
	2010	2011	2012

Expected return on plan assets	$(395)	$(356)	$(242)
Service cost	2,021	1,445	1,440
Interest cost	334	329	259
Amortization of actuarial loss	47	116	184
Settlement	1	-	-

Net periodic pension cost	$2,008	$1,534	$1,641

The table below presents the components of changes in Plan Assets and Benefit Obligations recognized in Accumulated other comprehensive income/ (loss):

	Year ended December 31,
	2010	2011	2012

Net actuarial loss/ (gain)	$1,101	$234	$(581)
Prior service cost (credit)	(1,020)	1,133	276
Amortization of actuarial loss	(506)	(425)	942

Total defined benefit plan adjustments net of tax $0	$(425)	$942	$637

The estimated net loss for pension benefits that will be amortized from “Accumulated other comprehensive income/(loss)” into the periodic benefit cost for the next fiscal year is $226.

Pension obligations are actuarially determined and are affected by assumptions including expected return on plan assets. As of December 31, 2012, contributions amounting to $655 in total, have been made to the defined benefit pension plan.

The Company evaluates assumptions regarding the estimated long-term rate of return on plan assets based on historical experience and future expectations on investment returns, which are calculated by an unaffiliated investment advisor utilizing the asset allocation classes held by the plan's portfolios. Changes in these and other assumptions used in the actuarial computations could impact the Company's projected benefit obligations, pension liabilities, pension cost and other comprehensive income/ (loss). The Company bases its determination of pension cost on a market-related valuation of assets that reduces year-to-year volatility. This market-related valuation recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return based on the market-related value of assets.

The following are the weighted average assumptions used to determine net periodic pension cost:

	December 31, 2010	December 31, 2011	December 31, 2012
Weighted average assumptions
Expected return on plan assets	5.40%	4.10%	4.00%
Discount rate	4.00%	2.60%	2.30%
Compensation increases	4.00%	3.50%	3.50%

The Company's investments are managed by the insurance company Storebrand by using models presenting many different asset allocation scenarios to assess the most appropriate target allocation to produce long-term gains without taking on undue risk. US GAAP require disclosures for financial assets and liabilities that are re-measured at fair value at least annually.

The following table set forth the pension assets at fair value as of December 31:

	2011	2012
Share and other equity investments	$1,123	$1,467
Bonds and other security – fixed yield	3,402	4,432
Bonds held to maturity	1,261	661
Properties and real estate	1,279	1,226
Money market	78	88
Other	231	355

Total plan net assets at fair value	$7,374	$8,229

The law requires a low risk profile hence the majority of the funds are invested in government bonds and high-rated corporate bonds.

Investments are stated at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year. If no sale was reported on that date, they are valued at the last reported bid price. Investments in securities not traded on a national securities exchange are valued using pricing models, quoted prices of securities with similar characteristics or discounted cash flows.

Alternative investments, binding investment in private equity, private bonds, hedge funds, and real estate assets, do not have readily available market values. These estimated fair values may differ significantly from the values that would have been used had a readily available market value for these investments existed, and such differences could be material. Private equity, private bonds, hedge funds and other investments not having an established market are valued at net assets values as determined by the investment managers, which management had determined approximate fair value. Investments in real estate assets funds are stated at the aggregate net asset value of the units of these funds, which management has determined approximates fair value. Real estate assets are valued at amounts based upon appraisal reports prepared by appraisals performed by the investment managers, which management has determined approximate fair value.

Purchases and sales of securities are recorded as of the trade date. Realized gains and losses on sales of securities are determined on the basis of average cost. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date.

The major categories of plan assets as a percentage of the fair value of plan assets are as follows:

	December 31,
	2011	2012
Shares and other equity instruments	15%	18%
Bonds	64%	62%
Properties and real estate	17%	15%
Other	4%	5%

Total	100%	100%

The US GAAP require disclosures for financial assets and liabilities that are re-measured at fair value at least annually. The US GAAP establish a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. Tiers include three levels which are explained below:

Level 1:

Financial instruments valued on the basis of quoted prices for identical assets in active markets. This category encompasses listed equities that over the previous six months have experienced a daily average turnover equivalent to approximately $3,462 or more. Based on this, the equities are regarded as sufficiently liquid to be encompassed by this level. Bonds, certificates or equivalent instruments issued by national governments are generally classified as level 1. In the case of derivatives, standardized equity-linked and interest rate futures will be encompassed by this level.

Level 2:

Financial instruments valued on the basis of observable market information not covered by level 1. This category encompasses financial instruments that are valued on the basis of market information that can be directly observable or indirectly observable. Market information that is indirectly observable means that prices can be derived from observable, related markets. Level 2 encompasses equities or equivalent equity instruments for which market prices are available, but where the turnover volume is too limited to meet the criteria in level 1. Equities on this level will normally have been traded during the last month. Bonds and equivalent instruments are generally classified as level 2. Interest rate and currency swaps, non-standardized interest rate and currency derivatives, and credit default swaps are also classified as level 2. Funds are generally classified as level 2, and encompass equity, interest rate, and hedge funds.

Level 3:

Financial instruments valued on the basis of information that is not observable pursuant to level 2. Equities classified as level 3 encompass investments in primarily unlisted/private companies. These include investments in forestry, real estate and infrastructure. Private equity is generally classified as level 3 through direct investments or investments in funds. Asset backed securities (ABS), residential mortgage backed securities (RMBS) and commercial mortgage backed securities (CMBS) are classified as level 3 due to their generally limited liquidity and transparency in the market.

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$658	$0	$0	$658
Non-US Equities	157	0	308	465
Fixed Income:
Government Bonds	2,891	549	0	3,440
Corporate Bonds	978	245	0	1,223
Alternative Investments:
Hedge funds and limited partnerships	0	231	0	231
Cash and cash equivalents	78	0	0	78
Real Estate	0	0	1,279	1,279

Net Plan Net Assets	$4,762	$1,025	$1,587	$7,374

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$887	$0	$0	$887
Non-US Equities	209	0	371	580
Fixed Income:
Government Bonds	628	33	0	661
Corporate Bonds	3,546	886	0	4,432
Alternative Investments:
Hedge funds and limited partnerships	0	355	0	355
Cash and cash equivalents	88	0	0	88
Real Estate	0	0	1,226	1,226

Net Plan Net Assets	$5,358	$1,274	$1,597	$8,229

The tables below set forth a summary of changes in the fair value of the pension assets classified as level 3 investment assets for the years ended December 31, 2011 and 2012.

	Year ended December 31,
	2011	2012

Balance, beginning of year	$1,338	$1,587
Actual return on plan assets:
Assets still held at reporting date	177	63
Purchases, sales, issuances and settlements (net)	72	(53)

Net Plan Net Assets	$1,587	$1,597

The following pension benefits contributions are expected to be paid by the Company during the years ending:

December 31, 2013	$93
December 31, 2014	135
December 31, 2015	135
December 31, 2016	220
December 31, 2017	181
December 31, 2018-2021	2,190

Total pension payments	$2,954

The Company's estimated employer contribution to the define benefit pension plan for the fiscal year 2013 is $1,122.

The Company has five defined contribution pension plans that include 714 employees. The contribution to the defined contribution pension plans for the years 2010, 2011 and 2012, was $1,775, $3,738 and $5,205, respectively.

Commitment and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments And Contingencies

16. Commitment and contingencies:

16.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping and drilling business.

The Company has obtained hull and machinery insurance for the assessed market value of the Company's fleet and protection and indemnity insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one. It covers approximately one year for the loss of time but will be effective after 45 days' off-hire. During 2012, the Ocean Rig Corcovado incurred off-hire which was a covered event under the loss of hire policy that resulted in $24.6 million being recognized as revenue during the year ended December 31, 2012.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled though negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

In November 2008, Annapolis Shipping Company Limited of Malta, a subsidiary of the Company and seller of the vessel Lacerta to China National Machinery Import & Export Corporation on behalf of Qingdao Shunhe Shipping Co. Ltd of China (the “Buyers”), commenced arbitration proceedings against the Buyers because they failed to comply with their obligations under the memorandum of agreement and to take delivery of the vessel. The buyers responded by raising the issue of change of place of delivery. On December 2, 2011, the parties entered into a settlement agreement for the full and final settlement of all disputes relating to the relevant memorandum of agreement, pursuant to the terms of which, the case was fully settled.

On July 17, 2008, the Company entered into an agreement to sell the vessel Toro, a 1995-built 73,034 dwt Panamax drybulk carrier, to Samsun Logix Corporation (“Samsun”) for the price of approximately $63.4 million. On January 29, 2009, the Company reached an agreement with the buyers whereby the price was reduced to $36.0 million. As part of the agreement, the buyers released the deposit of $6.3 million to the Company immediately and were required to make a new deposit of $1.5 million towards the revised purchase price. On February 13, 2009, the Company proceeded with the cancellation of the sale agreement due to the buyers' failure to pay the new deposit of $1.5 million. In February 2009, Samsun was placed in corporate rehabilitation. In February 2010, Samsun's plan of reorganization was approved by its creditors. As part of this plan, the Company will recover a certain percentage of the agreed-upon purchase price.

As this is contingent on the successful implementation of the plan of reorganization, the Company is unable to estimate the impact on the Company's financial statements.

On March 5, 2009, a complaint against certain of the Company's current and former directors was filed in the High Court of the Republic of the Marshall Islands, captioned Rosenquist v. Economou, et al. (Case No. 2009-056). The Rosenquist complaint, which was amended on August 14, 2009, sought an unspecified amount of damages and alleged that the defendants had breached certain fiduciary duties owed to the Company in connection with the termination of the acquisition of four Panamax drybulk carriers and nine Capesize drybulk carriers. The complaint also sought the disgorgement of all payments made in connection with the termination of these acquisitions. The High Court dismissed the case in February 2010. The plaintiff appealed and on October 5, 2011 the Supreme Court affirmed dismissal. On December 7, 2011, the plaintiff sent a letter requesting the Company's board to take certain action with respect to the allegations in his former complaint. On January 5, 2012, the board established a Special Committee consisting of five disinterested directors to investigate the plaintiff's request. The relevant investigation has been completed and the Special Committee unanimously recommended to the Company's board of directors that the plaintiff's demand letter be rejected. Following the Special Committee's recommendation, the board of directors authorized the Special Committee to respond to the plaintiff that the relevant demand has been rejected. The Special Committee notified the plaintiff of the same on February 20, 2013.

A securities class action lawsuit captioned Khan et al. v. DryShips Inc., et al., was brought on November 25, 2011, in the United States District Court for the Eastern District of Missouri (Case No. 4:11-cv-02056). The complaint was amended on December 16, 2011. It is brought by two shareholders (purporting to represent a class of plaintiffs and seeking certification as class representatives) against the Company and several of its officers and directors, as well as against Deutsche Bank AG and Merrill Lynch & Co., Inc., in their capacities as underwriters of certain of the Company's equity offerings. The amended complaint alleges violations of certain provisions of the Exchange Act and the regulations there under in connection with a number of publicly issued statements made by the Company (alleged to be false and misleading) and breaches of fiduciary duties owed to the Company in connection therewith. The amended complaint has not yet been served on the Company. On April 17, 2012, the District Court sua sponte ordered Plaintiffs to show cause why the amended complaint should not be dismissed for failure to serve. Plaintiffs responded and on May 10, 2012, the Court granted extended Plaintiffs' time to serve the amended complaint through November 15, 2012, which was filed on May 22, 2012. The defendants never responded to this complaint, and the Plaintiffs filed a Notice of Voluntary Dismissal, without prejudice of their claims against the Defendants on June 25, 2012. An order of dismissal was signed on July 2, 2012. The matter is deemed closed.

A securities class action captioned Rabbani et al. v. DryShips Inc., et al., was brought on January 24, 2012, in the United States District Court for the Eastern District of Missouri (Case No. 4:12-cv-00130). It is similar to the Khan action, described above. Plaintiffs again substantively purport to represent a class of shareholders and seek certification as class representatives. The complaint was served on January 23, 2012, on the Company's registered office in Majuro, Marshall Islands. An amended complaint was filed on May 16, 2012. The defendants in June 2012 filed a Joint Memorandum in support of a motion to dismiss this lawsuit on grounds that it does not meet mandatory requirements of applicable U.S. laws. By memorandum and order dated November 6, 2012, the District Court granted defendant's motion and dismissed Plaintiffs' amended complaint. The matter is deemed closed.

On May 3, 2010, the vessel Capitola was detained by the United States Coast Guard at the Port of Baltimore, Maryland. The alleged deficiencies involved in the detention related to a suspected by-pass of the vessel's oily water separating equipment and related vessel records. The relevant vessel-owning subsidiary of the Company and Cardiff posted security in the amount of $1.5 million for release of the vessel from detention. During 2011, the U.S. District Court in Maryland resolved a case in which Cardiff, the former manager of the Capitola and entered into a comprehensive settlement with the U.S. Department of Justice in connection with an investigation into MARPOL violations involving that vessel. Cardiff's plea agreement with the U.S. Department of Justice involved the failure to record certain discharges of oily water and oil residues in the ship's Oil Record Book. The court ordered Cardiff to pay a fine and to implement an Environmental Compliance Plan (“ECP”). It has been agreed that DryShips's current vessel manager, TMS Bulkers, will carry out the ECP for DryShips's vessels. The ECP will strengthen the commitment of TMS Bulkers to environmental compliance in every phase of its operation, including the operation of the DryShips' vessels. The court applied a fine of approximately $2.4 million part of which amounting to approximately $2.0 million was reimbursed by the Company to Cardiff.

The Company's drilling rig the Leiv Eiriksson operated in Angola during the period from 2002 to 2007. Ocean Rig's manager in Angola during this period made a legal claim for reimbursement of import/export duties for two export/importation events in the period 2002 to 2007 retroactively levied by the Angolan government. Agreement was reached between the parties to settle this claim for an amount of $6.1 million which was paid by the Company's relevant subsidiary on May 24, 2012, to the claimant, in full and final settlement of the London Court Proceedings. The Company recorded a charge of $6.1 million during the year ended December 31, 2012, which is included in "Legal settlements and other, net" in the consolidated statements of operations.

The vessels Capri, Capitola and Samatan, were on long-term time charters to KLC, pursuant to charterparties dated May 6, 2008, March 3, 2008 and March 3, 2008 (the “Original Charterparties”) per each vessel, respectively. On January 25, 2011, KLC filed with the 4th Bankruptcy Division of the Seoul Central District Court (the “Seoul Court”) an application for rehabilitation pursuant to the Debtor Rehabilitation & Bankruptcy Act. On February 15, 2011, KLC's application was approved by the Seoul Court, and Joint Receivers of KLC were appointed. Upon and with effect from March 14, 2011, the shipowning companies' Original Charterparties with KLC were terminated by the Joint Receivers, and the shipowning companies entered into New Charterparties with the Joint Receivers at reduced rates of hire and others terms, with the approval of the Seoul Court. On April 1, 2011, the shipowning companies filed claims in the corporate rehabilitation of KLC for (i) outstanding hire due under the Original Charterparties, and (ii) damages and loss caused by the early termination of the Original Charterparties. During 2012, the New Charterparties, were terminated on agreed terms.

On October 13, 2011, a putative shareholder class action lawsuit entitled Litwin v. OceanFreight, Inc. et. al. was filed in the United States District Court for the Southern District of New York (Case No. 11-cv-7218), against OceanFreight, the Company, Ocean Rig, Pelican Stockholdings Inc. ("Pelican") and the directors of OceanFreight (collectively, the "Defendants"). The plaintiff alleged violations of Commission proxy rules and breach of fiduciary duties by the directors of the OceanFreight, purportedly aided and abetted by the other Defendants, in connection with OceanFreight's agreement to merge with Pelican, a wholly-owned subsidiary of DryShips. The complaint set out various alternatives remedies, including an injunction barring the merger, rescission, and /or actual and punitive damages. The plaintiff made a motion for a temporary restraining order and preliminary injunction to delay the merger, which was denied on November 2, 2011. On or about January 10, 2012, the plaintiff filed a formal Notice of Voluntary Dismissal of her action on this matter. The case is closed.

16.2 Purchase obligations:

The following table sets forth the Company's contractual obligations and their maturity dates as of December 31, 2012 for a period of three fiscal years:

Obligations:	Total	1st year	2nd year	3rd year
Vessels shipbuilding contracts	$511,915	$365,795	$146,120	$0
Drillship shipbuilding contracts	1,566,876	1,179,776	-	387,100
Total obligations	$2,078,791	$1,545,571	$146,120	$387,100

16.3 Contractual charter and drilling revenue

Future minimum contractual charter and drilling revenue, based on vessels, rigs and drillships committed to non-cancelable, long-term time and bareboat charter and drilling contracts as of December 31, 2012, will be $1,249,929 during 2013, $1,539,880 during 2014, $1,202,512 during 2015, $549,780 during 2016, $67,494 during 2017 and $21,522 during 2018 and thereafter. These amounts do not include any assumed off-hire.

16.4 Rental payments

The Company's majority-owned subsidiary, Ocean Rig has operating leases mostly relating to premises, the most significant being its offices in Stavanger, Rio de Janeiro, Jersey and Aberdeen. As of December 31, 2012, the future obligations amount to $2,774 for the year ending December 31, 2013, and $1,396 for the year ending December 31, 2014 and $422 for the years ending December 31, 2015 and 2016.

Accumulated other comprehensive loss	12 Months Ended
Dec. 31, 2012
Accumulated other comprehensive loss [Abstract]
Accumulated other comprehensive loss
17. Accumulated other comprehensive loss:
The amounts in the accompanying balance sheets are analyzed as follows:

	Year ended December 31,
	2011			2012
	Attributable	Attributable	Total	Attributable	Attributable	Total
	to Dryships	to non		to Dryships	to non
	Inc.	controlling		Inc	controlling
		interest			interest
Cash flows hedges unrealized loss	$(16,921)	(5,983)	$(22,904)	$-	$-	$-
Cash flows hedges realized loss	(11,893)	(4,204)	(16,097)	(10,130)	(5,418)	(15,548)
Senior notes unrealized loss	(1,350)	-	(1,350)	-	-	-
Actuarial pension gain	1,554	550	2,104	955	512	1,467

Total	$(28,610)	$(9,637)	$(38,247)	$(9,175)	$(4,906)	$(14,081)

Interest and Finance Costs	12 Months Ended
Dec. 31, 2012
Interest and Finance Costs [Abstract]
Interest And Finance Costs
18. Interest and Finance Costs:

The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	Year ended December 31,
	2010	2011	2012
Interest incurred on long-term debt	$ 99,044	$156,088	$205,070
Amortization and write-off of financing fees	8,249	21,952	17,565
Amortization of convertible notes discount	26,516	34,144	38,855
Amortization of share lending agreement-note issuance costs	2,617	2,974	2,983
Other	8,850	7,083	4,622
Capitalized interest	(78,451)	(76,068)	(58,967)
Total	$ 66,825	$146,173	$210,128

Segment Information	12 Months Ended
Dec. 31, 2012
Segment Information
Segment Information

19. Segment information:

The Company has three reportable segments from which it derives its revenues: Drybulk, Tanker and Drilling segments. The reportable segments reflect the internal organization of the Company and are a strategic business that offers different products and services. The Drybulk business segment consists of transportation and handling of Drybulk cargoes through ownership and trading of vessels. The Drilling business segment consists of trading of the drilling rigs and drillships through ownership and trading of such drilling rigs and drillships. The Tanker business segment consists of vessels for the transportation of crude and refined petroleum cargoes.

The tables below present information about the Company's reportable segments as of and for the years ended December 31, 2010, 2011 and 2012.

The accounting policies followed in the preparation of the reportable segments are the same as those followed in the preparation of the Company's consolidated financial statements.

The Company measures segment performance based on net income. Summarized financial information concerning each of the Company's reportable segments is as follows:

	Drybulk Segment			Drilling Segment			Tanker Segment			TOTAL
	2010	2011	2012	2010	2011	2012	2010	2011	2012	2010	2011	2012

Revenues	$ 457,804	$ 365,361	$ 227,141	$ 401,941	$ 699,649	$ 941,903	$ -	$ 12,652	$ 41,095	$ 859,745	$ 1,077,662	$ 1,210,139

Vessel and rigs/drillships operating expenses	$ 71,245	$ 81,947	$ 69,640	$ 119,369	$ 281,833	$ 563,583	-	$ 9,342	$ 16,499	$ 190,614	$ 373,122	$ 649,722

Depreciation and amortization	$ 117,799	$ 103,436	$ 94,716	$ 75,092	$ 164,632	$ 225,650	-	$ 6,213	$ 15,092	$ 192,891	$ 274,281	$ 335,458
(Gain)/loss on sale of assets	$ (10,893)	$ 2,603	$ 1,046	$ 1,458	$ 754	$ 133	-	-	-	$ (9,435)	$ 3,357	$ 1,179
Impairment charge	$ 3,588	$ 144,688	-	-	-	-	-	-	-	$ 3,588	$ 144,688	-
General and administrative expenses	$ 65,874	$ 70,974	$ 52,576	$ 22,702	$ 46,718	$ 83,647	-	$ 5,555	$ 9,712	$ 88,576	$ 123,247	$ 145,935
Gain/(loss) on interest rate swaps	$ (80,202)	$ (35,488)	$ (13,229)	$ (40,303)	$ (33,455)	$ (36,974)	-	-	$ (3,870)	$ (120,505)	$ (68,943)	$ (54,073)
Gain/(loss) on FFA’s	-	$ (4,724)	$ (13,934)	-	-	-	-	$ 4,724	$ 13,934	-	-	-
Income taxes	-	-	-	$ (20,436)	$ (27,428)	$ (43,957)	-	-	-	$ (20,436)	$ (27,428)	$ (43,957)

Net income/(loss)	$ 20,373	$ (144,314)	$ (115,423)	$ 170,077	$ 97,463	$ (129,396)	-	$ (435)	$ (43,774)	$ 190,450	$ (47,286)	$ (288,593)
Net income/(loss) attributable to Dryships Inc.	$ 20,373	$ (144,314)	$ (115,423)	$ 167,954	$ 74,621	$ (87,581)	-	$ (435)	$ (43,774)	$ 188,327	$ (70,128)	$ (246,778)
Interest and finance cost	$ (91,421)	$ (90,447)	$ (95,545)	$ 24,596	$ (59,487)	$ (112,316)	-	$ 3,761	$ (2,267)	$ (66,825)	$ (146,173)	$ (210,128)
Interest income	$ 9,402	$ 6,733	$ 3,645	$ 12,464	$ 9,810	$ 553	-	$ 32	$ 5	$ 21,866	$ 16,575	$ 4,203
Change in fair value of derivatives (gain)/ loss	$ 15,320	$ (23,041)	$ (41,801)	$ 33,119	$ (15,114)	$ (16,063)	-	-	$ 3,358	$ 48,439	$ (38,155)	$ (54,506)

Total assets	$ 2,470,323	$ 2,124,848	$ 2,020,180	$ 4,389,905	$ 6,066,646	$ 6,278,860	$ 124,266	$ 430,195	$ 579,451	$ 6,984,494	$ 8,621,689	$ 8,878,491

The drilling revenue shown in the table below is revenue per country based upon the location where the drilling takes place:
	2010	2011	2012

Ghana	$227,649	$230,018	$175,595
Turkey	176,228	50,183	-
Norway	(715)	-	-
Brazil	-	(617)	233,569
Namibia	-	-	33,212
Ivory Coast	-	89,686	-
Greenland	-	253,125	136
Angola	-	-	79,884
Falkland	-	-	166,795
Equatorial Guinea	-	-	56,297
Tanzania	-	78,424	196,416
Total leasing and service revenues	$403,162	$700,819	$941,903

The Company's vessels operate on many trade routes throughout the world, and, therefore, the provision of geographic information is considered impractical by management.

Earnings per share	12 Months Ended
Dec. 31, 2012
Earnings per share [Abstract]
Earnings per share
20. Earnings per share:

The Company calculates basic and diluted earnings per share as follows:

	For the years ended December 31,
		2010		2011			2012
	Income (numerator)	Weighted- average number of outstanding shares (denominator)	Amount per share	Income (numerator)	Weighted- average number of outstanding shares (denominator)	Amount per share	Income (numerator)	Weighted- average number of outstanding shares (denominator)	Amount per share

Net income/ (loss) attributable to DryShips Inc	$188,327	-	-	$(70,128)	-	-	$(246,778)	-	-
Less: Series A Convertible Preferred stock dividends	(13,624)	-	-	(4,466)	-	-	-	-	-
Less: Non-vested common stock dividends declared and undistributed earnings	(2,139)
Basic EPS Income/ (loss) available to common stockholders	$172,564	268,858,688	$0.64	$(74,594)	355,144,764	$(0.21)	$(246,778)	380,159,088	(0.65)

Dilutive effect of securities Preferred stock dividends	13,624	36,567,164	-	-	-	-	-	-	-

Diluted EPS Income/ (loss) available to common stockholders	186,188	305,425,852	0.61	(74,594)	355,144,764	(0.21)	(246,778)	380,159,088	(0.65)

On July 15, 2009, the Company issued 52,238,806 shares of its Series A Convertible Preferred Stock under its agreement to acquire the remaining 25% of the total issued and outstanding capital stock of Ocean Rig (Note 13). The aggregate face value of these shares was $280,000. The Series A Convertible Preferred Stock accrued cumulative dividends on a quarterly basis at an annual rate of 6.75% of the aggregate face value. Such accrued dividends were payable in additional shares of preferred stock immediately prior to any conversion. During 2011 and following each delivery of the Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos, the shares of the Series A Convertible Preferred Stock held by each holder, amounting to a total of 52,238,806 shares, were converted, at the conversion price, into a total 40,971,612 shares of common stock. On each delivery date of the above drillships, the cumulative accrued stock dividend was converted into a total of 6,532,979 shares of Series A Convertible Preferred Stock, which following the delivery of the last drillship, were converted at the conversion price, into 5,123,905 shares of common stock.

For the years ended December 31, 2011 and 2012, Series A Convertible Preferred Stock and non-vested, participating restricted common stock are not included in the computation of diluted earnings per share because the effect is anti-dilutive.

Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities and, thus, are included in the two-class method of computing earnings per share. Non-vested, participating restricted common stock does not have a contractual obligation to share in the losses and was therefore, excluded from the basic loss per share calculation for the years ended December 31, 2011 and 2012 due to the losses in 2011 and 2012, respectively. As of December 31, 2010 no restricted stock was included in the computation of diluted earnings per share because the effect is anti-dilutive.

The warrants were not included in the computation of diluted earnings per share because the effect is anti-dilutive for the years ended December 31, 2011 and 2012 since they are out-of-the-money.

In relation to the Convertible Senior Notes due in fiscal year 2014 (Note 11), upon conversion, the Company may settle its conversion obligations, at its election, in cash, shares of Class A common stock or a combination of cash and shares of Class A common stock. The Company has elected on conversion, any amount due up to the principal portion of the notes to be paid in cash, with the remainder, if any, settled in shares of Class A common shares. Based on this presumption, and in accordance with ASC 260 “Earnings Per Share”, any dilutive effect of the Convertible Senior Notes under the if-converted method is not included in the diluted earnings per share presented above. None of the shares were dilutive since the average share price for the period the Notes were issued until December 31, 2010, 2011 and 2012 did not exceed the conversion price. The 26,100,000 loaned shares of common stock issued during 2009 and the 10,000,000 issued during 2010 are excluded in computing earnings per share as no default has occurred as set out in the share lending agreement. During 2011 and 2012 the share borrower returned an aggregate of 11,000,000 of the above loaned shares to the Company, which were not retired.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

21. Income Taxes:

21.1 Drybulk and Tanker Segments

Neither the Marshall Islands nor Malta imposes a tax on international shipping income earned by a “non-resident” corporation thereof. Under the laws of the Marshall Islands and Malta, the countries in which Dryships and the vessels owned by subsidiaries of the Company are registered, the Company's subsidiaries (and their vessels) are subject to registration fees and tonnage taxes, as applicable, which have been included in Vessels' operating expenses in the accompanying consolidated statements of operations.

Pursuant to Section 883 of the United States Internal Revenue Code (the “Code”) and the regulations there under, a foreign corporation engaged in the international operation of ships is generally exempt from U.S. federal income tax on its U.S.-source shipping income if the foreign corporation meets both of the following requirements: (a) the foreign corporation is organized in a foreign country that grants an “equivalent exemption” to corporations organized in the United States for the types of shipping income (e.g., voyage, time, bareboat charter) earned by the foreign corporation and (b) more than 50% of the value of the foreign corporation's stock is owned, directly or indirectly, by individuals who are “residents” of the foreign corporation's country of organization or of another foreign country that grants an “equivalent exemption” to corporations organized in the United States (the “50% Ownership Test”). For purposes of the 50% Ownership Test, stock owned in a foreign corporation by a foreign corporation whose stock is “primarily and regularly traded on an established securities market” in the United States (the “Publicly-Traded Test”) will be treated as owned by individuals who are “residents” in the country of organization of the foreign corporation that satisfies the Publicly-Traded Test.

The Marshall Islands and Malta, the jurisdictions where the Company and its ship-owning subsidiaries are incorporated, each grants an “equivalent exemption” to United States corporations with respect to each type of shipping income earned by the Company's ship-owning subsidiaries. Therefore, the ship-owning subsidiaries will be exempt from United States federal income taxation with respect to U.S.-source shipping income if they satisfy the 50% Ownership Test.

The Company believes that it satisfied the Publicly-Traded Test for its 2010, 2011 and 2012 Taxable Years and therefore 100% of the stock of its Marshall Islands and Malta ship-owning subsidiaries will be treated as owned by individuals “resident” in the Marshall Islands. As such, each of the Company's Marshall Islands and Malta ship-owning subsidiaries will be entitled to exemption from U.S. federal income tax in respect of their U.S. source shipping income. The Company's ship-owning subsidiaries intend to take such position on their U.S. federal income tax returns for the 2012 taxable year.

21.2 Drilling Segment:

Ocean Rig operates through its various subsidiaries in a number of countries throughout the world. Income taxes have been provided based upon the tax laws and rates in the countries in which operations are conducted and income is earned. The countries in which Ocean Rig operates have taxation regimes with varying nominal rates, deductions, credits and other tax attributes. Consequently, there is not an expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes.

The components of Ocean Rig's income/ (losses) before taxes are as follows:

	Year Ended December 31,
	2010	2011	2012
Domestic income/(loss) (Marshall Islands)	$174,794	$190,940	$(67,582)
Foreign income/ (Loss)	(19,597)	(68,214)	(20,797)

Total income/ (loss) before taxes	$155,197	$122,726	$(88,379)

The components of the Company's tax expense were as follows:

	Year Ended December 31,
	2010	2011	2012

Current Tax expense	$20,227	$27,637	$43,957
Deferred Tax expense / (benefit)	209	(209)	0
Income taxes	20,436	$27,428	$43,957

Effective tax rate	13%	22%	-50%

The current tax expense is mainly related to withholding tax based on total contract revenue or bareboat fees. In 2012 97% of the current tax expense was related to withholding tax in Brazil, Angola, Equatorial Guinea, Ivory Coast and Ghana. In 2011, approximately 95% of the current tax expense was related to withholding tax in Ghana, Tanzania and Turkey, while in 2010 approximately 95% of the current tax expense was related to withholding tax in Ghana and Turkey.

Taxes have not been reflected in other comprehensive income/ (loss) since the valuation allowances would result in no recognition of deferred tax.

	Year Ended December 31,
Reconciliation of total tax expense:	2010	2011	2012
Change in valuation allowance	$(14,922)	$(41,870)	$6,311
Differences in tax rates	14,177	(3,288)	(3,896)
Effect of permanent differences	40	2	120
Adjustments in respect to current income tax of previous years	281	(766)	184
Effect of exchange rate differences	1,465	(3,318)	(1,599)
Withholding tax	19,395	26,132	42,837
Loss of tax loss carry forward because of liquidation	0	50,536	0
Total	$20,436	$27,428	$43,957

Ocean Rig has for 2011 elected to use the statutory tax rate for each year based upon the location where the largest parts of its operations were domiciled. During 2010, 2011 and 2012, most of its activities were in Marshall Islands with tax rate of zero.

Ocean Rig is subject to changes in tax laws, treaties, regulations and interpretations in and between the countries in which its subsidiaries operate. A material change in these tax laws, treaties, regulations and interpretations could result in a higher or lower effective tax rate on worldwide earnings.

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities at the applicable tax rates in effect. The significant components of deferred tax assets and liabilities are as follow:

	Year Ended December 31,
	2011	2012
Deferred tax assets
Net operations loss carry forward	$8,015	$8,707
Accelerated depreciation of assets	31	107
Pension	713	1,136
Total deferred tax assets	$8,759	$9,950
Less: valuation allowance	(8,759)	(9,950)
Total deferred tax assets, net

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for net operating losses (“NOL”) incurred during the year in certain jurisdictions and for other deferred tax assets where, in the Company's opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. The Company provides a valuation allowance for foreign tax loss carry forward to reflect the possible expiration of these benefits prior to their utilization. As of December 31, 2012, the valuation allowance for deferred tax assets is increased from $8,759 in 2011 to $9,950 in 2012 reflecting an increase in net deferred tax assets during the period. The increase is primarily a result of the Falkland Islands. This increase was partly set off by a reduction of deferred tax asset due to utilization or loss of tax loss carry forwards in Norway in 2012.

As of December 31, 2011 the net operating losses on a gross basis are $25,593 and are mainly related to losses in Norway, Brazil, Canada and Greenland. As of December 31, 2012 the net operating losses on a gross basis are $32,961 and are mainly related to Canada and the Falkland Islands. These losses are available indefinitely for offset against future taxable profits of the company in which the losses arose.

The Company's income tax returns are subject to review and examination in the various jurisdictions in which the Company operates. As of December 31, 2012, the Ocean Rig was not subject to any examination on tax matters. The Company may contest any tax assessment that deviates from its tax filing. However, this review is not expected to incur any tax payables and uncertain tax positions are regarded as immaterial.

The Company's tax returns in the major jurisdictions in which it operates, are generally subject to examination for periods ranging from three to six years.

The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense. During the year ended December 31, 2010, 2011 and 2012, the Company had no unrecognized tax benefits and did not incur any interest or penalties.

Ocean Rig, and/or one of its subsidiaries, filed federal and local tax returns in several jurisdictions throughout the world. The amount of current tax benefit recognized during the years ended December 31, 2011 and 2012 from the settlement of disputes with tax authorities and the expiration of statute of limitations was insignificant.

All earnings in foreign jurisdictions are permanently reinvested as the earnings are needed for working capital needs. Hence, no deferred tax liability has been recognized.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

22. Subsequent Events:

22.1 On January 9, 2013, Ocean Rig entered into a drilling contract with Exxonmobil Exploration and Production Ireland (Offshore) Limited, or ExxonMobil, for a one-well program for the Eirik Raude for drilling offshore Ireland. The contract has an estimated duration of up to six months. The Eirik Raude is scheduled to commence this contract in the first quarter of 2013, following the completion of its current contract and the cancellation from European Hydrocarbons Limited, or European Hydrocarbons, discussed below. Under the contract, Ocean Rig has the option to extend the contract for three more wells.

22.2 On February 1, 2013, Ocean Rig entered into a firm four-well program plus options, with Lukoil Overseas Sierra-Leone B.V., or Lukoil, for the Eirik Raude for drilling offshore West Africa. The contract has estimated duration of approximately 12 months. The Eirik Raude is scheduled to commence this contract in the second half of 2013, following the completion of its contract with ExxonMobil discussed above.

22.3 On February 14, 2013, the Company completed a public offering of an aggregate of 7,500,000 common shares of Ocean Rig owned by DryShips. The Company received approximately $123,188 of net proceeds from the public offering.

22.4 On February 28, 2013, Ocean Rig signed definitive documentation for a $1.35 billion syndicated secured term loan facility to partially finance the construction costs of the newbuilding drillships Ocean Rig Mylos, the Ocean Rig Skyros and the Ocean Rig Athena, three of the Ocean Rig's seventh generation drillships scheduled for delivery in July 2013, October 2013 and November 2013, respectively. The facility has a five-year term and a repayment profile of approximately 11 years and will bear interest at LIBOR plus a margin.

22.5 On March 3, 2013, Ocean Rig's customer European Hydrocarbons Limited, or European Hydrocarbons unilaterally cancelled Ocean Rig's drilling contract in West Africa for the Eirik Raude. Under the terms of the contract, European Hydrocarbons will have to reimburse the Company with an early termination payment of approximately $13.7 million plus accrued work performed to date. The total effect on the future revenues (Note 16) will amount to $14.1 million less revenues from this contract during fiscal year 2013.

22.6 On March 15, 2013, the Company reached an agreement with a far eastern shipyard for a $12,500 sellers credit to the Company. This credit is repayable to the yard in one bullet repayment two years after date of drawdown and it bears interest at LIBOR plus 300 basis points per annum. The Company agreed to provide a pledge of 1,602,500 shares in Ocean Rig UDW that the Company owns, which pledge will be automatically released upon repayment of credit.

Schedule I - Condensed Financial Information of Dryships Inc. (Parent Company Only)	12 Months Ended
Dec. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent Company Only Disclosure [Text Block]

Schedule I - Condensed Financial Information of Dryships Inc. (Parent Company Only)

Balance Sheets

December 31, 2011 and 2012

(Expressed in thousands of U.S. Dollars - except for share and per share data)

	2011	2012

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$391	$45,619
Restricted cash	5,140	52,265
Due from related parties	26,146	21,959
Other current assets	282	327

Total current assets	31,959	120,170

NON-CURRENT ASSETS:
Restricted cash	47,533	-
Investments in subsidiaries*	5,393,250	5,129,133

Total non-current assets	5,440,783	5,129,133

Total assets	$5,472,742	$5,249,303

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$54,325	$269,436
Due to subsidiaries*	1,341,243	1,472,759
Financial instruments	42,982	33,633
Due to related parties	664	4,704
Other current liabilities	4,489	4,433

Total current liabilities	1,443,703	1,784,965

NON-CURRENT LIABILITIES
Long term debt, net of current portion	844,307	601,000
Financial instruments	39,404	16,878

Total non-current liabilities	883,711	617,878

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 500,000,000 shares authorized at December 31, 2011 and 2012; 100,000,000 shares designated as Series A Convertible preferred stock; 0 shares of Series A Convertible Preferred Stock issued and outstanding at December 31, 2011 and 2012, respectively	-	-
Common stock, $0.01 par value; 1,000,000,000 shares authorized at December 31, 2011 and 2012; 424,762,094 and 424,762,224 shares issued and outstanding at December 31, 2011 and 2012, respectively	4,247	4,247
Treasury stock; $0.01 par value; 1,000,000 and 11,000,000 shares at December 31, 2011 and 2012, respectively	(10)	(110)
Additional paid-in capital	2,908,950	2,837,525
Accumulated other comprehensive loss	(28,610)	(9,175)
Retained earnings	260,751	13,973

Total stockholders’ equity	3,145,328	2,846,460

Total liabilities and stockholders’ equity	$5,472,742	$5,249,303
*Eliminated in consolidation

Statements of Operations For the years ended December 31, 2010, 2011 and 2012 (Expressed in thousand of U.S. Dollars - except for share and per share data)

	2010	2011	2012

EXPENSES:
General and administrative expenses	$(43,893)	(42,903)	(29,408)

Operating loss	(43,893)	(42,903)	(29,408)

OTHER INCOME / (EXPENSES):
Interest and finance costs	(77,731)	(83,025)	(85,692)
Interest income	479	658	3,065
Gain/(loss) on interest rate swaps	(64,162)	(27,807)	(9,513)
Other, net	(1,610)	3,809	672

Total other (expenses), net	(143,024)	(106,365)	(91,468)

Equity in earnings/(loss) of subsidiaries*	375,244	79,140	(125,902)

Net income/(loss)	$188,327	$(70,128)	$(246,778)

Earnings/(loss) per share, basic	0.64	(0.21)	(0.65)
Weighted average number of shares, basic	268,858,688	355,144,764	380,159,088
Earnings/(loss) per share, diluted	0.61	(0.21)	(0.65)
Weighted average number of shares, diluted	305,425,852	355,144,764	380,159,088
*Eliminated in consolidation

Statements of Comprehensive Income/ (loss) For the years ended December 31, 2010, 2011 and 2012 (Expressed in thousand of U.S. Dollars - except for share and per share data)

	December 31,

	2010	2011	2012
- Net income/(loss)	$188,327	$(70,128)	$(246,778)
Other comprehensive income/ (loss):
- Unrealized gain/(loss) on cash flows hedges	(5,694)	-	-
- Realized gain/(loss) on cash flows hedges associated with capitalized interest	(11,450)	-	-
- Unrealized gain/(loss) on senior notes	-	(1,350)	2,059
- Reclassification of gain associated with Senior Notes to Consolidated Statement of Operations, net	-	-	(709)
- Reclassification of losses on previously designated cash flow hedges to Consolidated Statement of Operations, net	-	10,077	15,261
- Reclassification of realized losses associated with capitalized interest to Consolidated Statement of Operations, net	-	281	371
- Actuarial gains/(losses)	349	(716)	(416)

Other comprehensive income/(loss)	$(16,795)	$8,292	$16,566

Comprehensive income/(loss)	$171,532	$(61,836)	$(230,212)

Statements of Cash Flows For the years ended December 31, 2010, 2011 and 2012 (Expressed in thousand of U.S. Dollars - except for share and per share data)

	2010	2011	2012

Net Cash Used in Operating Activities	$(106,952)	$(109,444)	$(86,475)

Cash Flows from Investing Activities:
Investments in subsidiaries	(762,639)	(266,665)	(107,463)
Restricted cash	(30,429)	3,607	408

Net Cash Used in Investing Activities	(793,068)	(263,058)	(107,055)

Cash Flows from Financing Activities:
Due to subsidiaries	425,467	522,339	131,516
Proceeds from issuance of convertible notes	237,202	-	-
Principal payments of long-term debt	(94,746)	(159,117)	(72,804)
Net proceeds from common stock issuance	341,774	-	-
Net proceeds from sale of shares in subsidiary	-	-	180,485
Proceeds from share-lending arrangement	100	-	-
Payment of financing costs	(314)	-	(439)

Net Cash Provided by Financing Activities	909,483	363,222	238,758

Net (decrease) / increase in cash and cash equivalents	9,463	(9,280)	45,228
Cash and cash equivalents at beginning of year	208	9,671	391

Cash and cash equivalents at end of year	$9,671	$391	$45,619

In the condensed financial information of the Parent Company, the Parent Company's investment in subsidiaries is stated at cost plus equity in undistributed earnings of subsidiaries. The Parent Company, during the years ended December 31, 2010, 2011 and 2012, did not receive cash dividends from its subsidiaries.

There are no legal or regulatory restrictions on the Parent Company's ability to obtain funds from its subsidiaries through dividends, loans or advances sufficient to satisfy the obligations discussed below that are due on or before December 31, 2013.

The Parent Company is the borrower under the credit facility dated March 31, 2006 and guarantor under the remaining shipping segment's loans outstanding at December 31, 2012 amounting to 669,769.

In November 2009 and April 2010, the Parent Company issued $400,000 and $220,000, respectively, aggregate principal amount of 5% Convertible unsecured Senior Notes (the “Notes”), which are due December 1, 2014. The full over allotment option granted was exercised and an additional $60,000 and $20,000, respectively, Notes were purchased. Accordingly, $460,000 and $240,000, respectively, in aggregate principal amount of Notes were sold, resulting in aggregate net proceeds of approximately $447,810 and $237,202, respectively, after underwriter commissions.

The principal payments required to be made after December 31, 2012 for the loans discussed above are as follows:

Year ending December 31,	Amount
2013	$271,570
2014	700,000
Total principal payments	971,570
Less-Financing fees and equity component of notes	(101,134)
Total debt	$870,436

As of December 31, 2012, the shipping segment of the Company was in breach of certain financial covenants, mainly the interest coverage ratio, contained in the Company's loan agreements. As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements of the shipping segment and in accordance with guidance related to the classification of obligations that are callable by the creditor, the Company has classified all of its shipping segment's bank loans in breach as current at December 31, 2012.

See Note 3 “Going concern” and Note 11 “Long-term Debt” to the consolidated financial statements for further information.

The condensed financial information of the Parent Company should be read in conjunction with the Company's consolidated financial statements.

Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Principles of Consolidation

(a) Principles of consolidation: The accompanying consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”) and include the accounts and operating results of DryShips, its wholly-owned subsidiaries and its VIEs. As of December 31, 2012, the Company consolidated 100% one VIE for which it is deemed to be the primary beneficiary, i.e. it has a controlling financial interest in this entity. The VIE's total assets and liabilities, as of December 31, 2012, were $25,474 and $26,764 respectively, while total liabilities exceeded total assets by $1,290.

A VIE is an entity that in general does not have equity investors with voting rights or that has equity investors that do not provide sufficient financial resources for the entity to support its activities. A controlling financial interest in a VIE is present when a company has the power to direct the activities of a VIE that most significantly impact the entity's economic performance and absorbs a majority of an entity's expected losses, receives a majority of an entity's expected residual returns, or both.

All intercompany balances and transactions have been eliminated in consolidation. Where necessary, comparatives have been reclassified to conform to changes in presentation in the current year.

Business Combinations

(b) Business combinations: The Company uses the acquisition method of accounting under the authoritative guidance on business combinations, which requires an acquirer in a business combination to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at their fair values at the acquisition date. The costs of the acquisition and any related restructuring costs are to be recognized separately in the Consolidated Statements of Operations. The acquired company's operating results are included in the Company's consolidated financial statements starting on the date of acquisition.

The purchase price is equivalent to the fair value of the consideration transferred and liabilities incurred, including liabilities related to contingent consideration. Tangible and identifiable intangible assets acquired and liabilities assumed as of the date of acquisition are recorded at the acquisition date fair value. Goodwill is recognized for the excess of purchase price over the net fair value of assets acquired and liabilities assumed. When the fair value of net assets acquired exceeds the fair value of consideration transferred plus any non-controlling interest in the acquiree, the excess is recognized as a gain.

Intangible assets

(c) Intangible assets: The Company's finite-lived acquired intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

Intangible assets/liabilities	Years
Tradenames	10
Software	10
Fair value of above market acquired time charters / drilling contracts	Over remaining contract term
Fair value of below market acquired time charters / drilling contracts	Over remaining contract term

In accordance with guidance related to Accounting for the Impairment or Disposal of Long-Lived Assets, the Company evaluates the potential impairment of finite-lived acquired intangible assets when there are indicators of impairment. The finite-lived intangibles are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable based on estimates of future undiscounted cash flows. In the event of impairment, the asset is written down to its fair value. An impairment loss, if any, is measured as the amount by which the carrying amount of the asset exceeds its fair value. For finite-lived intangible assets, no impairment was recognized during any period presented.

Use of Estimates

(d) Use of estimates: The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income/(Loss)

(e) Comprehensive income/(loss): The Company's comprehensive income/(loss) is comprised of net income, actuarial gains/losses related to the adoption and implementation of ASC 715, “Compensation-Retirement Benefits”, as well as losses in the fair value of the derivatives that qualify for hedge accounting in accordance with ASC 815 “Derivatives and Hedging” and realized gains/losses on cash flow hedges associated with capitalized interest in accordance with ASC 815-30-35-38 “Derivatives and Hedging”.

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-05, "Comprehensive Income, Presentation of Comprehensive Income (Topic 220)", which revises the manner in which entities present comprehensive income in their financial statements. The amendments in this ASU were adopted by the Company in the December 31, 2011 consolidated financial statements and, as a result, the consolidated financial statements for the year ended December 31, 2010 were revised to include a separate statement of comprehensive income and to exclude the components of other comprehensive income from the statement of stockholders' equity.

Cash and Cash Equivalents

(f) Cash and cash equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

Restricted Cash

(g) Restricted cash: Restricted cash may include: (i) cash collateral required under the Company's financing swap and forward freight arrangements (“FFAs”), (ii) retention accounts which can only be used to fund the loan installments coming due, (iii) minimum liquidity collateral requirements or minimum required cash deposits, as defined in the Company's loan agreements, (iv) taxes withheld from employees and deposited in designated bank accounts, and (v) amounts pledged as collateral for bank guarantees to suppliers.

Trade Accounts Receivable net

(h) Trade accounts receivable net: The amount shown as trade accounts receivable, at each balance sheet date, includes receivables from customers for hire of vessels, drilling rigs and drillships, freight and demurrage billings, net of allowance for doubtful receivables. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate allowance for doubtful receivables.

Short term investments

(i)Short-term investments: Short-term investments generally represent investments in time deposits, which have maturities in excess of three months but less than twelve months. These investments are accounted for at cost.

Concentration of Credit Risk

(j)Concentration of credit risk: Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents; trade accounts receivable and derivative contracts (interest rate swaps, foreign currency contracts and forward freight agreements). The maximum exposure to loss due to credit risk is the book value at the balance sheet date. The Company places its cash and cash equivalents, consisting mostly of bank deposits, with qualified financial institutions.

The Company performs periodic evaluations of the relative credit standing of those financial institutions. The Company is exposed to credit risk in the event of non-performance by counter parties to derivative instruments; however, the Company limits its exposure by diversifying among counter parties. The Company's major customers are oil companies, which reduces its credit risk. When considered necessary, additional arrangements are put in place to minimize credit risk, such as letters of credit or other forms of payment guarantees. The Company limits its credit risk with trade accounts receivable by performing ongoing credit evaluations of its customers' financial condition and generally does not require collateral for its trade accounts receivable. The Company has made advances for the construction of vessels and drillships to the yards. The ownership of the vessels and drillships is transferred from the yard to the Company at delivery. The credit risk of the advances is, to a large extent, reduced through refund guarantees issued by financial institutions.

As of December 31, 2012, cumulative installment payments made to the yards amounted to approximately $1,054,049 for the vessels and drillships under construction. These installment payments are, to a large extent, secured with irrevocable letters of guarantee, covering pre-delivery installments if the contract is rescinded in accordance with the terms of the contract. The irrevocable letters of guarantee are issued by financial institutions.

Advances for vessels and drillships under construction

 (k) Advances for vessels and drillships under construction: This represents amounts expended by the Company in accordance with the terms of the construction contracts for vessels and drillships as well as other expenses incurred directly or under a management agreement with a related party in connection with on site supervision. In addition, interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. The carrying value of vessels and drillships under construction (“Newbuildings”) represents the accumulated costs at the balance sheet date. Cost components include payments for yard installments and variation orders, commissions to related party, construction supervision, equipment, spare parts, capitalized interest, costs related to first time mobilization and commissioning costs. No charge for depreciation is made until commissioning of the newbuilding has been completed and it is ready for its intended use.

Capitalized interest

(l) Capitalized interest: Interest expense is capitalized during the construction period of rigs, drillships and vessels based on accumulated expenditures for the applicable project at the Company's current rate of borrowing. The amount of interest expense capitalized in an accounting period is determined by applying an interest rate (“the capitalization rate”) to the average amount of accumulated expenditures for the asset during the period. The capitalization rates used in an accounting period are based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts in excess of actual interest expense incurred in the period. If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate applied to such excess is a weighted average of the rates applicable to other borrowings of the Company. Capitalized interest expense for the years ended December 31, 2010, 2011 and 2012 amounted to $78,451, $76,068 and $58,967, respectively (Note 18).

Insurance Claims

(m) Insurance claims: The Company records insurance claim recoveries for insured losses incurred on damages to fixed assets, loss of hire and for insured crew medical expenses under “Other current assets”. Insurance claims are recorded, net of any deductible amounts, at the time the Company's fixed assets suffer insured damages, loss due to the vessel/ drilling unit being wholly or partially deprived of income as a consequence of damage to the unit or when crew medical expenses are incurred, recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed following the insurance claim.

Inventories

(n) Inventories: Inventories consist of consumable bunkers (if any), lubricants and victualling stores, which are stated at the lower of cost or market value and are recorded under ”Other current assets”. Cost is determined by the first in, first out method.

Foreign Currency Translation

(o) Foreign currency translation: The functional currency of the Company is the U.S. Dollar since the Company operates in international shipping and drilling markets and therefore primarily transacts business in U.S. Dollars. The Company's accounting records are maintained in U.S. Dollars. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated into U.S. Dollars at the year-end exchange rates. Resulting gains or losses are included in “Other, net” in the accompanying consolidated statements of operations.

Fixed Assets, Net

(p) Fixed assets, net:

(i) Drybulk and tanker carrier vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements, delivery expenses and other expenditures to prepare the vessel for its initial voyage). Subsequent expenditures for major improvements are also capitalized when they appreciably extend the useful life, increase the earning capacity or improve the efficiency or safety of the vessels. The cost of each of the Company's vessels is depreciated beginning when the vessel is ready for its intended use, on a straight-line basis over the vessel's remaining economic useful life, after considering the estimated residual value. Vessel's residual value is equal to the product of its lightweight tonnage and estimated scrap rate per ton. In general, management estimates the useful life of the Company's vessels to be 25 years from the date of initial delivery from the shipyard. When regulations place limitations over the ability of a vessel to trade on a worldwide basis, its remaining useful life is adjusted at the date such regulations are adopted.

(ii) Drilling rigs and drillships are stated at cost less accumulated depreciation. Such costs include the cost of adding or replacing parts of drilling rig or drillship machinery and equipment when the cost is incurred, if the recognition criteria are met. The recognition criteria require that the cost incurred extends the useful life of a drilling rig or drillship. The carrying amounts of those parts that are replaced are written off and the cost of the new parts is capitalized. Depreciation is calculated on a straight-line basis over the useful life of the assets after considering the estimated residual value as follows: bare deck 30 years and other asset parts 5 to 15 years. The residual values of the drilling rigs and drillships are estimated at $35 million and $50 million, respectively.

(iii) IT and office equipment are recorded at cost and are depreciated on a straight-line basis over 5 years.

Long lived assets held for sale

(q) Long lived assets held for sale: The Company classifies long lived assets and disposal groups as being held for sale in accordance with ASC 360, “Property, Plant and Equipment”, when: (i) management has committed to a plan to sell the long lived assets; (ii) the long lived assets are available for immediate sale in their present condition; (iii) an active program to locate a buyer and other actions required to complete the plan to sell the long lived assets have been initiated; (iv) the sale of the long lived assets is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year; and (v) the long lived assets are being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Long lived assets classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These long lived assets are not depreciated once they meet the criteria to be classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has yet to complete a time charter or drilling contract, it is considered that the held for sale criteria discussed in guidance are not met until the time charter or drilling contract has been completed as the vessel/rig is not available for immediate sale. As a result, such vessels/rigs are not classified as held for sale.

When the Company concludes a Memorandum of Agreement for the disposal of a vessel/rig which has no time charter or drilling contract to complete or a contract that is transferable to a buyer, it is considered that the held for sale criteria discussed in the guidance are met. As a result such vessels/rigs are classified as held for sale. Furthermore, in the period a long-lived asset meets the held for sale criteria, a loss is recognized for any reduction of the long-lived asset's carrying amount to its fair value less cost to sell. No such adjustments were identified for the years ended December 31, 2010 and 2012, while for 2011 an impairment of $5,917 was recognized in the accompanying consolidated statement of operations relating to one long live asset which was held for sale as of June 30, 2011.

Fair value of above/below market acquired time charter or drilling contracts

(r) Fair value of above/below market acquired time charter or drilling contracts: In a business combination the Company identifies assets acquired or liabilities assumed and records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the market value of the time charters or drilling contracts assumed when a vessel and/or rig is acquired. The value of the asset or liability at the date of delivery of a vessel or drilling rig/drillship is based on the difference between the current fair values of a contract with similar characteristics as the time charter or drilling contract assumed and the net present value of future contractual cash flows from the contract assumed. When the present value of the time charter or drilling contract assumed is greater than the current fair value of such contract, the difference is recorded as “Fair value of above market acquired time charter/drilling contracts”. When the opposite situation occurs, the difference is recorded as “Fair value of below market acquired time charter/drilling contracts”. Such assets and liabilities are amortized as a reduction of, or an increase in revenue, respectively over the period of the time charter or drilling contract assumed.

Impairment of Long-Lived Assets

(s) Impairment of long-lived assets: The Company reviews for impairment long-lived assets and intangible long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on an asset by asset basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and the fair value of the asset. The Company evaluates the carrying amounts of its vessels, rigs and drillships by obtaining vessel, rigs and drillships appraisals to determine if events have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, the Company reviews certain indicators of potential impairment, such as undiscounted projected operating cash flows, vessel, rigs and drillships sales and purchases, business plans and overall market conditions. In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels', rigs and drillships, future performance, with the significant assumptions being related to charter and drilling rates, fleet utilization, operating expenses, capital expenditures, residual value and the estimated remaining useful life of each vessel, rig and drillship. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations. To the extent impairment indicators are present, the Company determines undiscounted projected net operating cash flows for each vessel, rig and drillship and compares them to their carrying value. The projected net operating cash flows are determined by considering the charter revenues and drilling revenues from existing time charters and drilling contracts for the fixed fleet days and an estimated daily time charter equivalent for the unfixed days. The Company estimates the daily time charter equivalent for the unfixed days based on the most recent ten year historical average for similar vessels and utilizing available market data for time charter and spot market rates and forward freight agreements over the remaining estimated life of the vessel, assumed to be 25 years from the delivery of the vessel from the shipyard, net of brokerage commissions, expected outflows for vessels' maintenance and vessel operating expenses (including planned drydocking and special survey expenditures), assuming an average annual inflation rate of 2% and fleet utilization of 98%. The salvage value used in the impairment test is estimated to be $250 per light weight ton (LWT) for vessels, while $35,000 and $50,000 for drilling rigs and drillships respectively, in accordance with the Company's vessels' depreciation policy. If the Company's estimate of undiscounted future cash flows for any vessel is lower than the vessel's carrying value, the carrying value is written down, by recording a charge to operations, to the vessel's fair market value if the fair market value is lower than the vessel's carrying value.

The Company's analysis for the year ended December 31, 2012, which also involved sensitivity tests on the time charter rates, drilling rates and fleet utilization (being the most sensitive inputs to variances), allowing for variances ranging from 97.5% to 92.5% depending on vessel type on time charter rates, indicated no impairment on any of its vessels, drilling rigs and drillships. Although the Company believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are highly subjective. There can be no assurance as to how long charter rates and vessel values will remain at their currently low levels or whether they will improve by any significant degree. Charter rates may remain at depressed levels for some time which could adversely affect the Company's revenue and profitability, and future assessments of vessel impairment. While for the drilling segment there can be no assurance as to how long drilling rates and drilling rigs/drillships values will remain at their currently high levels or whether they will improve or the opposite by any significant degree. As a result of the impairment review, the Company determined that the carrying amounts of its assets were recoverable and therefore, concluded that no impairment loss was necessary for 2010, 2011 and 2012. However, due to Company's decision to sell certain vessels during the years and/or subsequent to the balance sheet dates and based on the agreed-upon sales price, an impairment charge relating to assets held for use of $3,588, $144,688 and $0, for each of the years ended December 31, 2010, 2011 and 2012, respectively, was recognized (Notes 7 and 12).

Dry-docking Costs

(t) Dry-docking costs: The Company follows the direct expense method of accounting for dry-docking costs whereby costs are expensed in the period incurred for the vessels, drilling rigs and drillships.

Class costs

(u) Class costs: The Company follows the direct expense method of accounting for periodic class costs incurred during special surveys of drilling rigs and drillships, normally every five years. Class costs and other maintenance costs are expensed in the period incurred and included in "Vessels, drilling rigs and drillships operating expenses”.

Deferred Financing Costs

 (v) Deferred financing costs: Deferred financing costs include fees, commissions and legal expenses associated with the Company's long- term debt. These costs are amortized over the life of the related debt using the effective interest method and are included in interest expense. Unamortized fees relating to loans repaid or refinanced as debt extinguishments are expensed as interest and finance costs in the period the repayment or extinguishment is made. Arrangement fees paid to lenders for loans which the Company has not drawn down are capitalized and included in other current and non-current assets. Amortization and write offs for each of the years ended December 31, 2010, 2011 and 2012 amounted to $8,249, $21,952 and $17,565, respectively (Note 15).

Convertible Senior Notes

(w) Convertible senior notes: In accordance with ASC Topic 470-20, “Debt with Conversion and Other Options,” for convertible debt instruments that contain cash settlement options upon conversion at the option of the issuer, the Company determines the carrying amounts of the liability and equity components of its convertible notes by first determining the carrying amount of the liability component of the convertible notes by measuring the fair value of a similar liability that does not have an associated equity component. The carrying amount of the equity component representing the embedded conversion option is then determined by deducting the fair value of the liability component from the total proceeds. The resulting debt discount is amortized to interest cost using the effective interest method over the period the debt is expected to be outstanding as an additional non-cash interest expense. Transaction costs associated with the instrument are allocated pro-rata between the debt and equity components (Note 11).

Revenue and Related Expenses

(x) Revenue and Related Expenses:

(i)       Drybulk carrier and tanker vessels:

Time and bareboat charters: The Company generates its revenues from charterers for the charter hire of its vessels, which are considered to be operating lease arrangements. Vessels are chartered using time and bareboat charters and where a contract exists, the price is fixed, service is provided and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably on a straight-line basis over the duration of the period of each time charter as adjusted for the off-hire days that the vessel spends undergoing repairs, maintenance and upgrade work depending on the condition and specification of the vessel.

Voyage charters: Voyage charter is a charter where a contract is made in the spot market for the use of a vessel for a specific voyage for a specified freight rate per ton. If a charter agreement exists and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably during the duration of the period of each voyage. A voyage is deemed to commence upon the completion of discharge of the vessel's previous cargo and is deemed to end upon the completion of discharge of the current cargo. Demurrage income represents payments by a charterer to a vessel owner when loading or discharging time exceeds the stipulated time in the voyage charter and is recognized ratably as earned during the related voyage charter's duration period.

Pooling arrangements: For vessels operating in pooling arrangements, the Company earns a portion of total revenues generated by the pool, net of expenses incurred by the pool. The amount allocated to each pool participant vessel, including the Company's vessels, is determined in accordance with an agreed-upon formula, which is determined by points awarded to each vessel in the pool based on the vessel's age, design and other performance characteristics. Revenue under pooling arrangements is accounted for on the accrual basis and is recognized when an agreement with the pool exists, price is fixed, service is provided and the collectability is reasonably assured.

The allocation of such net revenue may be subject to future adjustments by the pool however, historically, such changes have not been material.

Voyage related and vessel operating costs: Voyage related and vessel operating costs are expensed as incurred. Under a time charter, specified voyage costs, such as fuel and port charges are paid by the charterer and other non-specified voyage expenses, such as commissions, are paid by the Company. Vessel operating costs including crews, maintenance and insurance are paid by the Company. Under voyage charter arrangements, voyage expenses, primarily consisting of commissions, port, canal and bunker expenses that are unique to a particular charter, are paid for by the Company, except for commissions, which are either paid for by the Company or are deducted from the freight revenue. All voyage and vessel operating expenses are expensed as incurred, except for commissions. Commissions are deferred and amortized over the related voyage charter period to the extent revenue has been deferred since commissions are earned as the Company's revenues are earned. Under a bareboat charter, the charterer assumes responsibility for all voyage and vessel operating expenses and risk of operation.

Deferred voyage revenue: Deferred voyage revenue primarily relates to cash advances received from charterers. These amounts are recognized as revenue over the voyage or charter period.

(ii)       Drilling rigs and drillships:

Revenues: The Company's services and deliverables are generally sold based upon contracts with its customers that include fixed or determinable prices. The Company recognizes revenue when delivery occurs, as directed by its customer, or the customer assumes control of physical use of the asset and collectability is reasonably assured. The Company evaluates if there are multiple deliverables within its contracts and whether the agreement conveys the right to use the drill rigs and drillships for a stated period of time and meets the criteria for lease accounting, in addition to providing a drilling services element, which is generally compensated for by day rates. In connection with drilling contracts, the Company may also receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to the drilling rigs or drillships and day rate or fixed price mobilization and demobilization fees. Revenues are recorded net of agents' commissions. There are two types of drilling contracts: well contracts and term contracts.

(a) Well contracts: Well contracts are contracts under which the assignment is to drill a certain number of wells. Revenue from day-rate based compensation for drilling operations is recognized in the period during which the services are rendered at the rates established in the contracts. All mobilization revenues, direct incremental expenses of mobilization and contributions from customers for capital improvements are initially deferred and recognized as revenues and expenses, as applicable, over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization revenues and expenses are recognized over the demobilization period. All revenues for well contracts are recognized as “Service revenues” in the statement of operations.

(b) Term contracts: Term contracts are contracts under which the assignment is to operate the unit for a specified period of time. For these types of contracts the Company determines whether the arrangement is a multiple element arrangement containing both a lease element and drilling services element. For revenues derived from contracts that contain a lease, the lease elements are recognized as “Leasing revenues” in the statement of operations on a basis approximating straight line over the lease period. The drilling services element is recognized as “Service revenues” in the period in which the services are rendered at estimated fair value. Revenues related to the drilling element of mobilization and direct incremental expenses of drilling services are deferred and recognized over the estimated duration of the drilling period. To the extent that expenses exceed revenue to be recognized, they are expensed as incurred. Demobilization fees and expenses are recognized over the demobilization period. Contributions from customers for capital improvements are initially deferred and recognized as revenues over the estimated duration of the drilling contract.

Earnings/(loss) per Common Share

(y) Earnings/(loss) per common share: Basic earnings/ (loss) per common share are computed by dividing net income/ (loss) available to common stockholders by the weighted average number of common shares outstanding during the year. Diluted earnings/ (loss) per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised. Dilution has been computed by the treasury stock method whereby all of the Company's dilutive securities are assumed to be exercised or converted and the proceeds used to repurchase common shares at the weighted average market price of the Company's common stock during the relevant periods. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings/ (loss) per share computation.

Segment Reporting

(z) Segment reporting: The Company determined that it operates under three reportable segments, as a provider of drybulk commodities transportation services for the steel, electric utility, construction and agri-food industries (drybulk segment), as a provider of ultra deep water drilling services (drilling segment) and as a provider of transportation services of crude and refined petroleum cargoes (tanker segment). The accounting policies applied to the reportable segments are the same as those used in the preparation of the Company's consolidated financial statements.

Financial Instruments

(aa) Financial instruments: The Company designates its derivatives based upon guidance on ASC 815, “Derivatives and Hedging” which establishes accounting and reporting requirements for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The guidance on accounting for certain derivative instruments and certain hedging activities requires all derivative instruments to be recorded on the balance sheet as either an asset or liability measured at its fair value, with changes in fair value recognized in earnings unless specific hedge accounting criteria are met.

(i)       Hedge accounting: At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy undertaken for the hedge. The documentation includes identification of the hedging instrument, hedged item or transaction, the nature of the risk being hedged and how the entity will assess the hedging instrument's effectiveness in offsetting exposure to changes in the hedged item's cash flows attributable to the hedged risk. Such hedges are expected to be highly effective in achieving offsetting changes in cash flows and are assessed on an ongoing basis to determine whether they actually have been highly effective throughout the financial reporting periods for which they were designated.

The Company is party to interest swap agreements where it receives a floating interest rate and pays a fixed interest rate for a certain period in exchange. Contracts which meet the strict criteria for hedge accounting are accounted for as cash flow hedges. A cash flow hedge is a hedge of the exposure to variability in cash flows that is attributable to a particular risk associated with a recognized asset or liability, or a highly probable forecasted transaction that could affect profit or loss.

The effective portion of the gain or loss on the hedging instrument is recognized directly as a component of “Accumulated other comprehensive income/(loss)” in equity, while any ineffective portion, if any, is recognized immediately in current period earnings.

The Company discontinues cash flow hedge accounting if the hedging instrument expires and it no longer meets the criteria for hedge accounting or designation is revoked by the Company. At that time, any cumulative gain or loss on the hedging instrument recognized in equity is kept in equity until the forecasted transaction occurs. When the forecasted transaction occurs, any cumulative gain or loss on the hedging instrument is recognized in the statement of operations. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognized in equity is transferred to net profit or loss for the year as financial income or expense.

(ii)       Other derivatives: Changes in the fair value of derivative instruments that have not been designated as hedging instruments are reported in current period earnings.

Fair Value Measurements

(ab) Fair value measurements: The Company follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” which defines, and provides guidance as to the measurement of, fair value. ASC 820 creates a hierarchy of measurement and indicates that, when possible, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets and the lowest priority (Level 3) to unobservable data, for example, the reporting entity's own data. Under the standard, fair value measurements are separately disclosed by level within the fair value hierarchy (Note12).

Stock-based compensation

(ac) Stock-based compensation: Stock-based compensation represents vested and non-vested common stock granted to employees and directors, for their services. The Company calculates total compensation expense for the award based on its fair value on the grant date and amortizes the total compensation on an accelerated basis over the vesting period of the award or service period (Note 14).

Income Taxes

(ad) Income taxes: Income taxes have been provided for based upon the tax laws and rates in effect in the countries in which the Company's operations are conducted and income is earned. There is no expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes because the countries in which the Company operates have taxation regimes that vary not only with respect to the nominal rate, but also in terms of the availability of deductions, credits and other benefits. Variations also arise because income earned and taxed in any particular country or countries may fluctuate from year to year. Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities using the applicable jurisdictional tax in effect at the year end. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense.

Pension and retirement benefit obligation

(ae) Pension liability: The Company has eight retirement plans, of which five are managed and funded through Norwegian life insurance companies and three through international life insurance companies. The projected benefit obligations are calculated based on the projected unit credit method and compared with the fair value of pension assets.

Because a significant portion of the pension liability will not be paid until well into the future, numerous assumptions have to be made when estimating the pension liability at the balance sheet date. The assumptions may be split into two categories; actuarial assumptions and financial assumptions. The actuarial assumptions are unbiased, mutually compatible and represent the Company's best estimates of the variables. The financial assumptions are based on market expectations at the balance sheet date, for the period over which the obligations are to be settled. Due to the long-term nature of the pension obligations, they are discounted to present value.

The funded status or net amount of the projected benefit obligation and pension asset (net pension liability or net pension asset) of each of its defined benefit plans, is recorded in the balance sheet under the caption “Pension liability” with an offsetting amount in “Accumulated other comprehensive income/(loss)” for any amounts of actuary gains of losses or prior service cost that has not been amortized to income. Net pension costs (benefit earned during the period including interest on the projected benefit obligation, less estimated return on pension assets and amortization of accumulated changes in estimates) are included in “General and administrative expenses” and “Vessel, drilling rigs and drillships operating expenses”. Actuarial gains and losses are recognized as income or expense when the net cumulative unrecognized actuarial gains and losses for each individual plan at the end of the previous reporting year exceed 10% of the higher of the present value of the defined benefit obligation and the fair value of plan assets at that date. These gains and losses are recognized over the expected average remaining working lives of the employees participating in the plans.

Commitments and Contingencies

(af) Commitments and contingencies: Provisions are recognized when the Company has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and a reliable estimate of the amount of the obligation can be made. Provisions are reviewed at each balance sheet date.

Recent accounting pronouncements

(ag) Recent accounting pronouncements: There are no recent accounting pronouncements issued in 2012, whose adoption would have a material impact on the Company's consolidated financial statements in the current year or are expected to have a material impact on future years.

Basis of Presentation and General Information (Tables)	12 Months Ended
Dec. 31, 2012
Basis of Presentation and General Information
Schedule of revenue percentage by major customer

	2010	2011	2012

Customer A – Drilling rig segment	26%	21%	-
Customer B – Drilling rig segment	20%	12%	38%
Customer C – Drilling rig segment	-	-	14%
Customer D – Drilling rig segment	-	24%	-

Significant Accounting policies (Tables)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Finite lived acquired intangible assets
Intangible assets/liabilities	Years
Tradenames	10
Software	10
Fair value of above market acquired time charters/ drilling contracts	Over remaining contract term
Fair value of below market acquired time charters / drilling contracts	Over remaining contract term

Transactions with Related Parties (Tables)	12 Months Ended
Dec. 31, 2012
Transactions with Related Parties
Schedule of Related Party Transactions
	December 31, 2011		December 31, 2012
Balance Sheet
Due to related party - Cardiff Marine Inc.	$(671)		$(2,080)
Due to related party - Tri-Ocean Heidmar	(43)		(43)
Due to related party - TMS Dry	(6,804)		-
Due to related party -Cardiff Tankers	-		(2)
Due to related party –Fabiana	-		(918)
Due to related party -Vivid	-		(1,707)
Due to related party - Total	(7,518)		(4,750)

Due from related party - TMS Bulkers	19,579		30,473
Due from related party - TMS Tankers	6,324		9,270
Due from related party - Sigma and Blue Fin pool	243		943
Due from related party - Total	26,146		40,686

Advances for vessels and drillships under construction - Cardiff/TMS Bulkers/ TMS Tankers, for the year	8,484		7,648
Vessels, drilling rigs, drillships, machinery and equipment, net - Cardiff/TMS Tankers, for the year/period	9,195		7,472
Accounts payable and other current liabilities - Sigma Pool	111		-
Trade Accounts Receivable- Accrued Receivables- Sigma and Blue Fin pools	549		818
Other current assets - Sigma and Blue Fin pool	3,635		2,658
Other non-current assets - Sigma and Blue Fin pool	675		275
Other non-current assets - TMS Dry	$4,140		$-

	Year ended December 31,
Statement of Operations	2010	2011	2012
Voyage Revenues - Sigma and Blue Fin pool	-	12,655	27,306
Voyage expenses - Cardiff Marine Inc.	(5,614)	-	-
Voyage expenses - TMS Tankers	-	(158)	(507)
Voyage expenses - TMS Bulkers	-	(4,420)	(3,166)
Voyage expenses - TMS Dry	-	(236)	-
Voyage expenses – Cardiff Tankers	-	-	(166)
Gain on sale of assets - commisions - Cardiff Marine Inc.	(772)	-	-
Gain on sale of assets – commisions- TMS Bulkers	-	(1,166)	(1,180)
Contract termination fees and forfeiture of vessel deposits	-	-	(300)
General and administrative expenses:
Consultancy fees – Fabiana Services S.A.	(7,598)	(3,779)	(4,397)
Management fees - Cardiff Marine Inc	(20,139)	-	-
Management fees - TMS Tankers	-	(2,293)	(5,151)
Management fees - TMS Bulkers	-	(26,771)	(26,518)
Management fees - TMS Dry	-	(1,602)	-
Consultancy fees – Vivid	(1,700)	(5,958)	(14,201)
SOX fees - Cardiff Marine Inc	(1,983)	-	-
Rent	(12)	(29)	(41)
Amortization of CEO stock based compensation	(24,009)	(26,447)	(12,663)

Other Current assets (Tables)	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Other Current Assets
	December 31,	December 31,
	2011	2012
Inventories	$15,681	$29,272
Deferred mobilization expenses	38,052	46,407
Prepayments and advances	15,750	18,220
Swap cash collateral	0	8,000
Other	10,569	20,876
	$80,052	$122,775

Advances for Vessels and Drillships under Construction and Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Advances For Vessels And Rigs Under Construction And Acquisition
	December 31,
	2011	2012
Balance at beginning of year	$2,072,699	$1,027,889
Advances for vessels/drillships under construction and related costs	2,632,660	524,511
Advances forfeited due to cancellation of vessels under construction	-	(19,939)
Vessels/drillships delivered	(3,677,470)	(330,654)
Balance at end of year	$1,027,889	$1,201,807

Vessels, Drilling Rigs, Drillships, Machinery and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Vessels, Drilling Rigs, Drillships, Machinery And Equipment [Abstract]
Vessels
	Cost	Accumulated	Net Book
		Depreciation	Value

Balance, December 31, 2010	$2,328,845	(410,879)	1,917,966
Additions/transfers from vessels under construction	441,155	-	441,155
Vessel disposals	(116,600)	1,157	(115,443)
Vessel total constructive loss	(35,261)	2,125	(33,136)
Depreciation	-	(109,584)	(109,584)
Vessel impairment charge	(253,432)	108,744	(144,688)

Balance, December 31, 2011	$2,364,707	$(408,437)	$1,956,270
Additions/transfers from vessels under construction	330,654	-	330,654
Vessel disposals	(132,950)	15,249	(117,701)
Depreciation	-	(109,653)	(109,653)
Balance, December 31, 2012	$2,562,411	$(502,841)	$2,059,570

Drilling rigs, drillships, machinery and equipment
	Cost	Accumulated	Net Book
		Depreciation	Value
Balance, December 31, 2010	$1,441,630	$(192,297)	$1,249,333
Additions	3,502,233	-	3,502,233
Disposals	(1,147)	381	(766)
Depreciation	-	(162,884)	(162,884)
Balance, December 31, 2011	$4,942,716	$(354,800)	$4,587,916
Additions	82,940	-	82,940
Disposals	(4,148)	3,835	(313)
Depreciation	-	(223,813)	(223,813)
Balance, December, 2012	$5,021,508	$(574,778)	$4,446,730

Acquisition of OceanFreight (Tables)	12 Months Ended
Dec. 31, 2012
Business Acquisition [Line Items]
Schedule of Finite-Lived Intangible Assets, Future Amortization Expense [Table Text Block]
						Amortization Schedule
	Amount Acquired	Accumulated amortization as of December 31, 2011	Amortization for the year ended December 31, 2012	2013	2014	2015	2016	2017 and thereafter

Trade names	$9,145	$3,555	$878	$877	$877	$877	$877	$1,204
Software	5,888	2,416	565	565	565	565	565	647

Total Intangible Assets, net	$15,033	$5,971	$1,443	$1,442	$1,442	$1,442	$1,442	$1,851

Above-market acquired time charters and drilling contracts	$62,373	$22,271	$20,527	$10,759	$ 7,443	$ 1,373	-	-

OceanFreight
Business Acquisition [Line Items]
Schedule of Purchase Price Allocation [Table Text Block]
Assets:
Current assets	$12,353
Vessels	187,000
Vessels under construction	31,822
Above-market acquired time charters	47,320
Other non-current assets	7,589
Total assets acquired	286,084

Liabilities:
Current liabilities, excluding current portion of long-term bank debt and current portion of financial instruments	23,774
Bank debt, including current portion of $26,524	137,711
Financial Instruments, including current portion of $5,990	9,017
Non controlling interest	57,257
Total liabilities	227,759

Net assets acquired	$58,325

Cash consideration	$33,760
Consideration paid in Ocean Rig UDW's shares (1,570,226 shares exchanged)*	24,565
Total consideration	$58,325

Schedule of Finite-Lived Intangible Assets, Future Amortization Expense [Table Text Block]
	Amortization schedule
	Amount Acquired	Amortization as of December 31, 2011	2012	2013	2014	2015	2016 and thereafter
Above-market acquired time charters	$47,320	$7,218	$17,012	$11,928	$7,957	$1,299	$1,906

Business Acquisition, Pro Forma Information [Table Text Block]
	2010	2011
Pro forma revenues	$ 947,846	$ 1,107,854
Pro forma operating income	$ 318,873	$ 173,188
Pro forma net income/ (loss)	$ 121,120	$ (58,225)
Pro forma per share amounts:
Basic net income/ (loss) per share	$ 0.39	$ (0.24)

Intangible Assets and Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Intangible Assets and Liabilities [Abstract]
Schedule of Finite-Lived Intangible Assets, Future Amortization Expense [Table Text Block]
						Amortization Schedule
	Amount Acquired	Accumulated amortization as of December 31, 2011	Amortization for the year ended December 31, 2012	2013	2014	2015	2016	2017 and thereafter

Trade names	$9,145	$3,555	$878	$877	$877	$877	$877	$1,204
Software	5,888	2,416	565	565	565	565	565	647

Total Intangible Assets, net	$15,033	$5,971	$1,443	$1,442	$1,442	$1,442	$1,442	$1,851

Above-market acquired time charters and drilling contracts	$62,373	$22,271	$20,527	$10,759	$ 7,443	$ 1,373	-	-

Other non current assets (Tables)	12 Months Ended
Dec. 31, 2012
Other Non Current Assets [Abstract]
Other Non Current Assets
	December 31,
	2011	2012
Security deposits for derivatives	$33,100	$550
Option for construction of drillships	24,756	-
Deferred mobilization expenses	24,176	53,615
Other	15,540	29,125
	$97,572	$83,290

Long-term Debt (Tables)	12 Months Ended
Dec. 31, 2012
Long-term Debt [Abstract]
Long-term Debt
	December 31, 2011	December 31, 2012

5% Convertible Senior Unsecured Notes	$700,000	$700,000
9.5% Ocean Rig Senior Unsecured Notes	500,000	500,000
6.5% Drill Rigs Senior Secured Notes	-	800,000
Loan Facilities - Drybulk Segment	841,453	716,354
Loan Facilities - Tanker Segment	130,048	224,985
Loan Facilities - Drilling Segment	2,279,167	1,607,500
Less: Deferred financing costs	(192,183)	(162,124)
Less: Dryships participation in Ocean Rig Senior Notes	(18,000)	-
Add: Valuation of Dryships participation in Ocean Rig Senior Notes	1,350	-
Total debt	4,241,835	4,386,715
Less: Current portion	(429,149)	(1,102,085)
Long-term portion	$3,812,686	$3,284,630

Loan movements for credit facilities and term loans throughout the year
Loan	Loan agreement date	Original Amount	December 31, 2011	New Loans	Repayments	December 31, 2012
Term Bank Loan	October 2, 2007	35,000	17,500	-	-	17,500
Term Bank Loan	December 4, 2007	101,150	14,284	-	(14,284)	-
Term Bank Loan	October 5, 2007	90,000	61,500	-	(4,500)	57,000
Term Bank Loan	June 20, 2008	103,200	31,600	-	(4,350)	27,250
Term Bank Loan	May 13, 2008	125,000	51,000	-	(23,515)	27,485
Term Bank Loan	May 5, 2008	90,000	48,000	-	(6,000)	42,000
Term Bank Loan	November 16, 2007	47,000	20,000	-	(2,000)	18,000
Term Bank Loan	July 23, 2008	126,400	85,350	-	(21,525)	63,825
Term Bank Loan	March 13, 2008	130,000	38,265	-	(5,350)	32,915
Term Bank Loan	February 7, 2011	70,000	66,500	-	(4,667)	61,833
Term Bank Loan	April 20\, 2011	32,313	31,236	-	(2,154)	29,082
Term Bank Loan	October 26, 2011	141,350	32,313	109,038	(7,281)	134,070
Term Bank Loan	April 15, 2011	800,000	766,667	-	(66,667)	700,000
Term Bank Loan	October 24, 2012	107,669	-	-	-	-
Credit Facility	March 31, 2006	753,637	344,373	-	(72,803)	271,570
Credit Facility	September 17, 2008	1,040,000	522,500	-	(522,500)	-
Credit Facility	March 19, 2012	87,654	-	19,065	(894)	18,171
Credit Facility	July 18, 2008	1,125,000	990,000	-	(82,500)	907,500
Credit Facility	February 14, 2012	122,580	-	38,000	(420)	37,580
Credit Facility	September 18, 2007	325,000	129,580	-	(26,522)	103,058
5% Convertible Senior Unsecured Notes	November 21, 2009	460,000	700,000	-	-	700,000
9.5% Ocean Rig's Senior Unsecured Notes	April 27, 2011	500,000	483,350	16,650	-	500,000
6.5% Drill Rigs Senior Secured Notes	September 20, 2012	800,000	-	800,000	-	800,000
			$4,434,018	982,753	(867,932)	4,548,839

Principal payment
2013	$1,118,005
2014	876,667
2015	176,667
2016	1,110,000
2017	910,000
2018 and thereafter	357,500
Total principal payments	4,548,839
Less: Financing fees and equity component of notes	(162,124)
Total debt	$4,386,715

Financial Instruments and Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Financial Instruments and Fair Value Measurements [Abstract]
Schedule of Other Derivatives Not Designated as Hedging Instruments, Statements of Financial Performance and Financial Position, Location [Table Text Block]
		Asset Derivatives			Liability Derivatives
Derivatives not designated as hedging instruments	Balance Sheet Location	December 31,	December 31,	Balance Sheet Location	December 31,	December 31,
		2011	2012		2011	2012
		Fair value	Fair value		Fair value	Fair value
Interest rate swaps	Financial instruments current assets	$-	$-	Financial instruments-current liabilities	$100,104	$85,844
Interest rate swaps	Financial instruments-non-current assets	-	996	Financial instruments non-current liabilities	102,346	63,096

Total derivatives not designated as hedging instruments		$-	$996		$202,450	$148,940
Total derivatives		$-	$996	Total derivatives	$202,450	$148,940

Schedule of Amounts Recognized in Other Comprehensive Income (Loss) [Table Text Block]

	Amount of Gain/ (Loss) Recognized in other comprehensive income/ (loss) on Derivatives (Effective Portion)
Derivatives designated for cash flow hedging relationships	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2012
Interest rate swaps - Unrealized gains/(losses)	(5,495)	$ -	$ -
Interest rate swaps - Realized losses associated with capitalized interest	(11,539)	-	-
Total	$ (17,034)	$ -	$ -

Effect of Derivative Instruments on the Consolidated Statements of Operations
		Amount of Gain/(Loss)

Derivatives not designated as hedging instruments	Location of Gain or (Loss) Recognized	Year ended December 2010	Year ended December 2011	Year ended December 2012

Interest rate swaps	Loss on interest rate swaps	$(120,505)	$(68,943)	(54,073)
Forward freight agreements	Other, net	(3,008)	1,016	-
Foreign currency forward contracts	Other, net	1,104	(1,538)	-
Total		$(122,409)	$(69,465)	(54,073)

Fair Value, Assets Measured on Recurring and Nonrecurring Basis [Table Text Block]
	December 31, 2011	Quoted Prices in Active Markets for Identical Assets/ Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Interest rate swaps - liability position	(202,450)	0	$(202,450)	$0
Total	(202,450)	0	(202,450)	0

	December 31, 2012	Quoted Prices in Active Markets for Identical Assets/ Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Interest rate swaps – asset position	$996	$0	$996	$0
Interest rate swaps - liability position	(148,940)	0	$(148,940)	$0
Total	$(147,944)	$0	$(147,944)	$0

The following table summarizes the valuation of assets measured at fair value on a non-recurring basis as of the valuation date.
	December 31, 2011	Quoted Prices in Active Markets for Identical Assets/ Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Gains/ (Losses)
Non-Recurring measurements
Long lived assets held and used	82,550	0	82,550	0	(32,584)
Total	82,550	0	82,550	0	(32,584)

Common Stock and Additional Paid-in Capital (Tables)	12 Months Ended
Dec. 31, 2012
Common Stock and Additional Paid-in Capital
Net Income Attributable to Dryships Inc. and Transfers to the Non Controlling Interest
	Year ended December 31,

	2010	2011	2012

Net income/ (loss) attributable to Dryships Inc.	$ 188,327	$ (70,128)	$ (246,778)
Transfers to the non-controlling interest:
Decrease in Dryships Inc. equity for reduction in subsidiary ownership	(153,092)	(75,231)	$ (81,760)
Net transfers to the non-controlling interest	(153,092)	(75,231)	$ (81,760)
Net income/(loss) attributable to Dryships Inc. and transfers to/from the non-controlling interest	$ 35,235	$ (145,359)	$ (328,538)

Equity Incentive Plan (Tables)	12 Months Ended
Dec. 31, 2012
Equity incentive plan
	Number of non vested shares	Weighted average grant date fair value per non vested shares
Balance December 31, 2009	202,971	$48.69
Granted	4,503,000	6.05
Forfeited	(3,600)	33.59
Vested	(2,171,173)	10.00
Balance December 31, 2010	2,531,198	$6.04
Granted	9,015,000	5.50
Vested	(3,036,048)	5.68
Balance December 31, 2011	8,510,150	5.60
Vested	(2,505,150)	5.83
Balance December 31, 2012	6,005,000	5.50

	Number of vested shares	Weighted average grant date fair value per vested shares
As at December 31, 2009	885,650	$74.59
Granted and vested	2,002,000	6.05
Non vested shares granted in prior years and vested 2010	169,173	56.73
As at December 31, 2010	3,056,823	$28.71
Granted and vested	2,005,000	5.50
Non vested shares granted in prior years and vested 2011	1,031,048	6.03
As at December 31, 2011	6,092,871	17.23
Non vested shares granted in prior years and vested 2012	2,505,150	5.83
As at December 31, 2012	8,598,021	13.91

Ocean Rig UDW
Equity incentive plan
	Number of	Weighted average grant
	non vested shares	date fair value per
		non vested shares
Balance December 31, 2011
Granted	153,150	16.34
Forfeited	(77,150)	16.27
Vested	(2,500)	16.42
Balance December 31, 2012	73,500	$16.39

Pensions (Tables)	12 Months Ended
Dec. 31, 2012
Other Liabilities Non Current [Abstract]
Schedule Of Changes In Projected Benefit Obligations [Table Text Block]
	2011	2012

Benefit obligation at January 1	$8,097	$9,920
Service cost for benefits earned	1,445	1,440
Interest cost	329	259
Actuarial gains	539	20
Benefits paid	(87)	(60)
Payroll tax of employer contribution	(57)	(92)
Foreign currency exchange rate changes	(346)	799

Benefit obligation at end of year	$9,920	$12,286

Schedule Of Changes In Fair Value Of Plan Assets [Table Text Block]
	2011	2012

Fair value of plan assets at January 1	$7,495	$7,374
Expected return on plan assets	356	242
Actual return on plan assets	(604)	(542)
Employer contributions	406	655
Settlement	(87)	(60)
Foreign currency exchange rate changes	(192)	560

Fair value of plan assets at end of year	$7,374	$8,229

Unfunded status at end of year	$2,456	$4,057

Schedule of Net Periodic Benefit Cost Not yet Recognized [Table Text Block]

	2010	2011	2012

Net actuarial loss	$3046	$2104	$1467
Prior service cost	-	-	-
Defined benefit plan adjustment, net of tax $0	$3046	$2104	$1467

Schedule of Net Benefit Costs [Table Text Block]
	Year ended December 31,
	2010	2011	2012

Expected return on plan assets	$(395)	$(356)	$(242)
Service cost	2,021	1,445	1,440
Interest cost	334	329	259
Amortization of actuarial loss	47	116	184
Settlement	1	-	-

Net periodic pension cost	$2,008	$1,534	$1,641

Schedule Of Defined Benefit Plan Amounts Recognized In Other Comprehensive Income Loss [Table Text Block]
	2010	2011	2012

Net actuarial loss/ (gain)	$1,101	$234	$(581)
Prior service cost (credit)	(1,020)	1,133	276
Amortization of actuarial loss	(506)	(425)	942

Total defined benefit plan adjustments net of tax $0	$(425)	$942	$637

Schedule Or Description Of Weighted Average Discount Rate [Text Block]
	December 31, 2010	December 31, 2011	December 31, 2012
Weighted average assumptions
Expected return on plan assets	5.40%	4.10%	4.00%
Discount rate	4.00%	2.60%	2.30%
Compensation increases	4.00%	3.50%	3.50%

Schedule Fair Value Pension Postretirement Plan Assets By Asset Category [Table Text Block]
	2011	2012
Share and other equity investments	$1,123	$1,467
Bonds and other security – fixed yield	3,402	4,432
Bonds held to maturity	1,261	661
Properties and real estate	1,279	1,226
Money market	78	88
Other	231	355

Total plan net assets at fair value	$7,374	$8,229

Schedule Of Plan Assets As Percentage Fair Value Total Plan Assets [Table Text Block]
	December 31,
	2011	2012
Shares and other equity instruments	15%	18%
Bonds	64%	62%
Properties and real estate	17%	15%
Other	4%	5%

Total	100%	100%

Schedule Of Fair Value Pension Postretirement Plan Assets By Level [Table Text Block]
	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$658	$0	$0	$658
Non-US Equities	157	0	308	465
Fixed Income:
Government Bonds	2,891	549	0	3,440
Corporate Bonds	978	245	0	1,223
Alternative Investments:
Hedge funds and limited partnerships	0	231	0	231
Cash and cash equivalents	78	0	0	78
Real Estate	0	0	1,279	1,279

Net Plan Net Assets	$4,762	$1,025	$1,587	$7,374

The following table sets forth by level, within the fair value hierarchy, the pension asset at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Equity securities:
US Equities	$887	$0	$0	$887
Non-US Equities	209	0	371	580
Fixed Income:
Government Bonds	628	33	0	661
Corporate Bonds	3,546	886	0	4,432
Alternative Investments:
Hedge funds and limited partnerships	0	355	0	355
Cash and cash equivalents	88	0	0	88
Real Estate	0	0	1,226	1,226

Net Plan Net Assets	$5,358	$1,274	$1,597	$8,229

Schedule of Level Three Defined Benefit Plan Assets Roll Forward [Table Text Block]
	Year ended December 31,
	2011	2012

Balance, beginning of year	$1,338	$1,587
Actual return on plan assets:
Assets still held at reporting date	177	63
Purchases, sales, issuances and settlements (net)	72	(53)

Net Plan Net Assets	$1,587	$1,597

Schedule of Expected Benefit Payments [Table Text Block]
December 31, 2013	$93
December 31, 2014	135
December 31, 2015	135
December 31, 2016	220
December 31, 2017	181
December 31, 2018-2021	2,190

Total pension payments	$2,954

Commitment and contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Purchase obligations

Obligations:	Total	1st year	2nd year	3rd year
Vessels shipbuilding contracts	$511,915	$365,795	$146,120	$0
Drillship shipbuilding contracts	1,566,876	1,179,776	-	387,100
Total obligations	$2,078,791	$1,545,571	$146,120	$387,100

Accumulated other comprehensive loss (Tables)	12 Months Ended
Dec. 31, 2012
Accumulated other comprehensive loss [Abstract]
Schedule of Accumulated Other Comprehensive Income (Loss) [Table Text Block]

	Year ended December 31,
	2011			2012
	Attributable	Attributable	Total	Attributable	Attributable	Total
	to Dryships	to non		to Dryships	to non
	Inc.	controlling		Inc	controlling
		interest			interest
Cash flows hedges unrealized loss	$(16,921)	(5,983)	$(22,904)	$-	$-	$-
Cash flows hedges realized loss	(11,893)	(4,204)	(16,097)	(10,130)	(5,418)	(15,548)
Senior notes unrealized loss	(1,350)	-	(1,350)	-	-	-
Actuarial pension gain	1,554	550	2,104	955	512	1,467

Total	$(28,610)	$(9,637)	$(38,247)	$(9,175)	$(4,906)	$(14,081)

Interest and Finance Costs (Tables)	12 Months Ended
Dec. 31, 2012
Interest And Finance Costs [Abstract]
Interest And Finance Costs
	Year ended December 31,
	2010	2011	2012
Interest incurred on long-term debt	$ 99,044	$156,088	$205,070
Amortization and write-off of financing fees	8,249	21,952	17,565
Amortization of convertible notes discount	26,516	34,144	38,855
Amortization of share lending agreement-note issuance costs	2,617	2,974	2,983
Other	8,850	7,083	4,622
Capitalized interest	(78,451)	(76,068)	(58,967)
Total	$ 66,825	$146,173	$210,128

Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Information
Reporting Information by Segment
	Drybulk Segment			Drilling Segment			Tanker Segment			TOTAL
	2010	2011	2012	2010	2011	2012	2010	2011	2012	2010	2011	2012

Revenues	$ 457,804	$ 365,361	$ 227,141	$ 401,941	$ 699,649	$ 941,903	$ -	$ 12,652	$ 41,095	$ 859,745	$ 1,077,662	$ 1,210,139

Vessel and rigs/drillships operating expenses	$ 71,245	$ 81,947	$ 69,640	$ 119,369	$ 281,833	$ 563,583	-	$ 9,342	$ 16,499	$ 190,614	$ 373,122	$ 649,722

Depreciation and amortization	$ 117,799	$ 103,436	$ 94,716	$ 75,092	$ 164,632	$ 225,650	-	$ 6,213	$ 15,092	$ 192,891	$ 274,281	$ 335,458
(Gain)/loss on sale of assets	$ (10,893)	$ 2,603	$ 1,046	$ 1,458	$ 754	$ 133	-	-	-	$ (9,435)	$ 3,357	$ 1,179
Impairment charge	$ 3,588	$ 144,688	-	-	-	-	-	-	-	$ 3,588	$ 144,688	-
General and administrative expenses	$ 65,874	$ 70,974	$ 52,576	$ 22,702	$ 46,718	$ 83,647	-	$ 5,555	$ 9,712	$ 88,576	$ 123,247	$ 145,935
Gain/(loss) on interest rate swaps	$ (80,202)	$ (35,488)	$ (13,229)	$ (40,303)	$ (33,455)	$ (36,974)	-	-	$ (3,870)	$ (120,505)	$ (68,943)	$ (54,073)
Gain/(loss) on FFA’s	-	$ (4,724)	$ (13,934)	-	-	-	-	$ 4,724	$ 13,934	-	-	-
Income taxes	-	-	-	$ (20,436)	$ (27,428)	$ (43,957)	-	-	-	$ (20,436)	$ (27,428)	$ (43,957)

Net income/(loss)	$ 20,373	$ (144,314)	$ (115,423)	$ 170,077	$ 97,463	$ (129,396)	-	$ (435)	$ (43,774)	$ 190,450	$ (47,286)	$ (288,593)
Net income/(loss) attributable to Dryships Inc.	$ 20,373	$ (144,314)	$ (115,423)	$ 167,954	$ 74,621	$ (87,581)	-	$ (435)	$ (43,774)	$ 188,327	$ (70,128)	$ (246,778)
Interest and finance cost	$ (91,421)	$ (90,447)	$ (95,545)	$ 24,596	$ (59,487)	$ (112,316)	-	$ 3,761	$ (2,267)	$ (66,825)	$ (146,173)	$ (210,128)
Interest income	$ 9,402	$ 6,733	$ 3,645	$ 12,464	$ 9,810	$ 553	-	$ 32	$ 5	$ 21,866	$ 16,575	$ 4,203
Change in fair value of derivatives (gain)/ loss	$ 15,320	$ (23,041)	$ (41,801)	$ 33,119	$ (15,114)	$ (16,063)	-	-	$ 3,358	$ 48,439	$ (38,155)	$ (54,506)

Total assets	$ 2,470,323	$ 2,124,848	$ 2,020,180	$ 4,389,905	$ 6,066,646	$ 6,278,860	$ 124,266	$ 430,195	$ 579,451	$ 6,984,494	$ 8,621,689	$ 8,878,491

Revenue per country

Ghana	$227,649	$230,018	$175,595
Turkey	176,228	50,183	-
Norway	(715)	-	-
Brazil	-	(617)	233,569
Namibia	-	-	33,212
Ivory Coast	-	89,686	-
Greenland	-	253,125	136
Angola	-	-	79,884
Falkland	-	-	166,795
Equatorial Guinea	-	-	56,297
Tanzania	-	78,424	196,416
Total leasing and service revenues	$403,162	$700,819	$941,903

Loss per share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings per share [Abstract]
Loss Per Share
	For the years ended December 31,
		2010		2011			2012
	Income (numerator)	Weighted- average number of outstanding shares (denominator)	Amount per share	Income (numerator)	Weighted- average number of outstanding shares (denominator)	Amount per share	Income (numerator)	Weighted- average number of outstanding shares (denominator)	Amount per share

Net income/ (loss) attributable to DryShips Inc	$188,327	-	-	$(70,128)	-	-	$(246,778)	-	-
Less: Series A Convertible Preferred stock dividends	(13,624)	-	-	(4,466)	-	-	-	-	-
Less: Non-vested common stock dividends declared and undistributed earnings	(2,139)
Basic EPS Income/ (loss) available to common stockholders	$172,564	268,858,688	$0.64	$(74,594)	355,144,764	$(0.21)	$(246,778)	380,159,088	(0.65)

Dilutive effect of securities Preferred stock dividends	13,624	36,567,164	-	-	-	-	-	-	-

Diluted EPS Income/ (loss) available to common stockholders	186,188	305,425,852	0.61	(74,594)	355,144,764	(0.21)	(246,778)	380,159,088	(0.65)

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Schedule Of Income Before Income Tax Domestic And Foreign [Table Text Block]
	Year Ended December 31,
	2010	2011	2012
Domestic income/(loss) (Marshall Islands)	$174,794	$190,940	$(67,582)
Foreign income/ (Loss)	(19,597)	(68,214)	(20,797)

Total income/ (loss) before taxes	$155,197	$122,726	$(88,379)

Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
	Year Ended December 31,
	2010	2011	2012

Current Tax expense	$20,227	$27,637	$43,957
Deferred Tax expense / (benefit)	209	(209)	0
Income taxes	20,436	$27,428	$43,957

Effective tax rate	13%	22%	-50%

Schedule Reconciliation Total Tax Expense [Table Text Block]
	Year Ended December 31,
Reconciliation of total tax expense:	2010	2011	2012
Change in valuation allowance	$(14,922)	$(41,870)	$6,311
Differences in tax rates	14,177	(3,288)	(3,896)
Effect of permanent differences	40	2	120
Adjustments in respect to current income tax of previous years	281	(766)	184
Effect of exchange rate differences	1,465	(3,318)	(1,599)
Withholding tax	19,395	26,132	42,837
Loss of tax loss carry forward because of liquidation	0	50,536	0
Total	$20,436	$27,428	$43,957

Schedule Of Deferred Tax Assets And Liabilities [Table Text Block]

	Year Ended December 31,
	2011	2012
Deferred tax assets
Net operations loss carry forward	$8,015	$8,707
Accelerated depreciation of assets	31	107
Pension	713	1,136
Total deferred tax assets	$8,759	$9,950
Less: valuation allowance	(8,759)	(9,950)
Total deferred tax assets, net

Schedule I - Condensed Financial Information of Dryships Inc. (Parent Company Only) (Tables)	12 Months Ended
Dec. 31, 2012
Principal payment
2013	$1,118,005
2014	876,667
2015	176,667
2016	1,110,000
2017	910,000
2018 and thereafter	357,500
Total principal payments	4,548,839
Less: Financing fees and equity component of notes	(162,124)
Total debt	$4,386,715

Dryships Inc.
Balance Sheets
	2011	2012

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$391	$45,619
Restricted cash	5,140	52,265
Due from related parties	26,146	21,959
Other current assets	282	327

Total current assets	31,959	120,170

NON-CURRENT ASSETS:
Restricted cash	47,533	-
Investments in subsidiaries*	5,393,250	5,129,133

Total non-current assets	5,440,783	5,129,133

Total assets	$5,472,742	$5,249,303

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$54,325	$269,436
Due to subsidiaries*	1,341,243	1,472,759
Financial instruments	42,982	33,633
Due to related parties	664	4,704
Other current liabilities	4,489	4,433

Total current liabilities	1,443,703	1,784,965

NON-CURRENT LIABILITIES
Long term debt, net of current portion	844,307	601,000
Financial instruments	39,404	16,878

Total non-current liabilities	883,711	617,878

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 500,000,000 shares authorized at December 31, 2011 and 2012; 100,000,000 shares designated as Series A Convertible preferred stock; 0 shares of Series A Convertible Preferred Stock issued and outstanding at December 31, 2011 and 2012, respectively	-	-
Common stock, $0.01 par value; 1,000,000,000 shares authorized at December 31, 2011 and 2012; 424,762,094 and 424,762,224 shares issued and outstanding at December 31, 2011 and 2012, respectively	4,247	4,247
Treasury stock; $0.01 par value; 1,000,000 and 11,000,000 shares at December 31, 2011 and 2012, respectively	(10)	(110)
Additional paid-in capital	2,908,950	2,837,525
Accumulated other comprehensive loss	(28,610)	(9,175)
Retained earnings	260,751	13,973

Total stockholders’ equity	3,145,328	2,846,460

Total liabilities and stockholders’ equity	$5,472,742	$5,249,303
*Eliminated in consolidation

Statements of Operations
	2010	2011	2012

EXPENSES:
General and administrative expenses	$(43,893)	(42,903)	(29,408)

Operating loss	(43,893)	(42,903)	(29,408)

OTHER INCOME / (EXPENSES):
Interest and finance costs	(77,731)	(83,025)	(85,692)
Interest income	479	658	3,065
Gain/(loss) on interest rate swaps	(64,162)	(27,807)	(9,513)
Other, net	(1,610)	3,809	672

Total other (expenses), net	(143,024)	(106,365)	(91,468)

Equity in earnings/(loss) of subsidiaries*	375,244	79,140	(125,902)

Net income/(loss)	$188,327	$(70,128)	$(246,778)

Earnings/(loss) per share, basic	0.64	(0.21)	(0.65)
Weighted average number of shares, basic	268,858,688	355,144,764	380,159,088
Earnings/(loss) per share, diluted	0.61	(0.21)	(0.65)
Weighted average number of shares, diluted	305,425,852	355,144,764	380,159,088
*Eliminated in consolidation

Statements of Comprehensive Income/ (loss)

	December 31,

	2010	2011	2012
- Net income/(loss)	$188,327	$(70,128)	$(246,778)
Other comprehensive income/ (loss):
- Unrealized gain/(loss) on cash flows hedges	(5,694)	-	-
- Realized gain/(loss) on cash flows hedges associated with capitalized interest	(11,450)	-	-
- Unrealized gain/(loss) on senior notes	-	(1,350)	2,059
- Reclassification of gain associated with Senior Notes to Consolidated Statement of Operations, net	-	-	(709)
- Reclassification of losses on previously designated cash flow hedges to Consolidated Statement of Operations, net	-	10,077	15,261
- Reclassification of realized losses associated with capitalized interest to Consolidated Statement of Operations, net	-	281	371
- Actuarial gains/(losses)	349	(716)	(416)

Other comprehensive income/(loss)	$(16,795)	$8,292	$16,566

Comprehensive income/(loss)	$171,532	$(61,836)	$(230,212)

Statements of Cash Flows
	2010	2011	2012

Net Cash Used in Operating Activities	$(106,952)	$(109,444)	$(86,475)

Cash Flows from Investing Activities:
Investments in subsidiaries	(762,639)	(266,665)	(107,463)
Restricted cash	(30,429)	3,607	408

Net Cash Used in Investing Activities	(793,068)	(263,058)	(107,055)

Cash Flows from Financing Activities:
Due to subsidiaries	425,467	522,339	131,516
Proceeds from issuance of convertible notes	237,202	-	-
Principal payments of long-term debt	(94,746)	(159,117)	(72,804)
Net proceeds from common stock issuance	341,774	-	-
Net proceeds from sale of shares in subsidiary	-	-	180,485
Proceeds from share-lending arrangement	100	-	-
Payment of financing costs	(314)	-	(439)

Net Cash Provided by Financing Activities	909,483	363,222	238,758

Net (decrease) / increase in cash and cash equivalents	9,463	(9,280)	45,228
Cash and cash equivalents at beginning of year	208	9,671	391

Cash and cash equivalents at end of year	$9,671	$391	$45,619

Principal payment
Year ending December 31,	Amount
2013	$271,570
2014	700,000
Total principal payments	971,570
Less-Financing fees and equity component of notes	(101,134)
Total debt	$870,436

Basis of presentation and general information (Table) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Customer A - Drilling rig segment
Major customer revenue percentage		21.00%	26.00%
Customer B - Drilling rig segment
Major customer revenue percentage	38.00%	12.00%	20.00%
Customer C - Drilling rig segment
Major customer revenue percentage	14.00%
Customer D - Drilling rig segment
Major customer revenue percentage		24.00%

Significant Accounting Policies - Intangible assets (Table) (Details)	12 Months Ended
Dec. 31, 2012
Trade Names [Member]
Estimated useful life (in years)	10 years
Software [Member]
Estimated useful life (in years)	10 years
Fair value of above market acquired time charters/ drilling contracts
Amortization period	Over remaining contract term
Fair value of below market acquired time charters/ drilling contracts
Amortization period	Over remaining contract term

Significant Accounting Policies - Additional Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 Integer	Dec. 31, 2011	Dec. 31, 2010
Advances for vessels and drillships under construction	$ 1,201,807	$ 1,027,889	$ 2,072,699
VIE, total assets	25,474
VIE, total liabilities	26,764
VIE, net assets	1,290
Capitalized interest	58,967	76,068	78,451
Estimated Residual Value Of Vessels Per LightweightTon	0.250
Vessel impairment charge	0	144,688	3,588
Maintainance And Vessel Operating Expense Average Annual Inflation Rate Assumption	2.00%
Fleet Utilization Assumption	98.00%
Variances On Time Charter Rates Upper Limit	97.50%
Variances On Time Charter Rates Lower Limit	92.50%
Amortization and write off of Financing Costs	17,565	21,952	8,249
Number Of Pension Benefit Plans	8
Managed By Norwegian Life Insurance Companies [Member]
Number Of Pension Benefit Plans	5
Managed By International Life Insurance Companies [Member]
Number Of Pension Benefit Plans	3
Vessels
Useful life	25 years
Driiling Rigs And Drillships Bare Decks
Useful life	30 years
Driiling Rigs And Drillships Other Assets Parts
Useful life	5 - 15 years
IT And Office Equipment
Useful life	5 years
Vessel La Jolla
Vessel impairment charge		5,917
Drilling Rigs
Residual value per drillship/ drilling rig	35,000
Drillships
Residual value per drillship/ drilling rig	50,000
Cummulative Installments Payments To Yard
Advances for vessels and drillships under construction	$ 1,054,049

Going Concern (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended
	Feb. 14, 2013	Dec. 31, 2012	Feb. 28, 2013 Term Bank Loan [Member]
Loans with breached covenants		$ 769,098
Reclassification Of Long Term Debt		941,339
Working capital deficit		(670,000)
Purchase obligations funded by short term capital commitments		1,545,571
Syndicated secured loan facility			1,350,000
Number of Ocean Rig common shares sold through a public offering	7,500,000
Proceeds From Sale Of Subsidiarys Common Stock	$ 123,188

Transactions with Related Parties - Balance Sheet (Tables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Due to Related Party	$ (4,750)	$ (7,518)
Due from Related Party	40,686	26,146
Advances for vessels and drillships under construction	1,201,807	1,027,889	2,072,699
Accounts payable and other current liabilities	130,728	58,774
Other current assets	122,775	80,052
Other non-current assets	83,290	97,572
TMS Bulkers
Due from Related Party	30,473	19,579
TMS Tankers
Due from Related Party	9,270	6,324
Cardiff Marine Inc.
Due to Related Party	(2,080)	(671)
Sigma and Blue Fin pool
Due from Related Party	943	243
Trade Accounts Receivable - Accrued Receivables	818	549
Other current assets	2,658	3,635
Other non-current assets	275	675
Cardiff/TMS Tankers
Due to Related Party	(2)	0
Vessels, drilling rigs, drillships, machinery and equipment, net	7,472	9,195
Cardiff/TMS Bulkers/TMS Tankers
Advances for vessels and drillships under construction	7,648	8,484
Vivid
Due to Related Party	(1,707)	0
Tri-Ocean Heidmar
Due to Related Party	(43)	(43)
TMS Dry
Due to Related Party	0	(6,804)
Other non-current assets	0	4,140
Sigma Pool
Accounts payable and other current liabilities	0	111
Fabiana
Due to Related Party	$ (918)	$ 0

Transactions with Related Parties - Statement of Operations (Tables) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Voyage Revenues	$ 268,236	$ 378,013	$ 457,804
Voyage expenses	(30,012)	(20,573)	(27,433)
Contract termination fees and forfeiture of vessel deposits	(41,339)	0	0
General and Administrative Expense [Abstract]
Rent	(41)	(29)	(12)
Amortization of CEO stock based compensation	(13,299)	(26,568)	(24,200)
Sigma and Blue Fin pool
Voyage Revenues	27,306	12,655	0
TMS Tankers
Voyage expenses	(507)	(158)	0
General and Administrative Expense [Abstract]
Consultancy/ Management fees	(5,151)	(2,293)	0
TMS Bulkers
Voyage expenses	(3,166)	(4,420)	0
Gain/ (loss) on sale of assets - commissions	(1,180)	(1,166)	0
General and Administrative Expense [Abstract]
Consultancy/ Management fees	(26,518)	(26,771)	0
Cardiff Tankers
Voyage expenses	(166)	0	0
Fabiana
General and Administrative Expense [Abstract]
Consultancy fees	(4,397)	(3,779)	(7,598)
Vivid
General and Administrative Expense [Abstract]
Consultancy/ Management fees	(14,201)	(5,958)	(1,700)
TMS Dry
Voyage expenses	0	(236)	0
General and Administrative Expense [Abstract]
Consultancy/ Management fees	0	(1,602)	0
Chairman, President and Chief Executive Officer
General and Administrative Expense [Abstract]
Amortization of CEO stock based compensation	(12,663)	(26,447)	(24,009)
Related Party
Contract termination fees and forfeiture of vessel deposits	(300)	0	0
Cardiff Marine Inc.
Voyage expenses	0	0	(5,614)
Gain/ (loss) on sale of assets - commissions	0	0	(772)
General and Administrative Expense [Abstract]
Consultancy/ Management fees	0	0	(20,139)
SOX Fees	$ 0	$ 0	$ (1,983)

Transactions with Related Parties - TMS Bulkers Ltd, TMS Tankers Ltd, TMS Dry Ltd (Details)	12 Months Ended					28 Months Ended		12 Months Ended		28 Months Ended		7 Months Ended	12 Months Ended		31 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 TMS Bulkers [Member] USD ($)	Dec. 31, 2012 TMS Bulkers [Member] EUR (€)	Dec. 31, 2012 TMS Bulkers [Member] USD ($)	Dec. 31, 2012 TMS Bulkers [Member] EUR (€)	Dec. 31, 2012 TMS Tankers [Member] USD ($)	Dec. 31, 2012 TMS Tankers [Member] EUR (€)	Dec. 31, 2012 TMS Tankers [Member] USD ($)	Dec. 31, 2012 TMS Tankers [Member] EUR (€)	Jul. 25, 2011 TMS Dry USD ($)	Dec. 31, 2012 TMS Dry USD ($)	Dec. 31, 2012 TMS Dry EUR (€)	Dec. 31, 2012 TMS Dry USD ($)	Dec. 31, 2012 TMS Dry EUR (€)
Management fixed fee per vessel per day				$ 2,039	€ 1,545	$ 1,979	€ 1,500	$ 2,311	€ 1,751	$ 2,243	€ 1,700				$ 1,979	€ 1,500
Annual management fee adjustment maximum				5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%		5.00%	5.00%	5.00%	5.00%
Annual management fee adjustment minimum				3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%		3.00%	3.00%	3.00%	3.00%
Annual management fee adjustment applied				3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
Construction supervisory fee				10.00%	10.00%			10.00%	10.00%				10.00%	10.00%
Commissions on charter hire agreements								1.25%	1.25%				1.25%	1.25%
Commission on purchase or sale price of vessels and rigs								1.00%	1.00%				1.00%	1.00%
Fees on contract termination	0	6,202,000	0									6,600
Extra Superintendents Fee				660	500								660	500
Payments for Commissions												$ 2,400
Management fee extra period	3 months
Termination payment minimum period of fees	36 months
Termination payment maximum period of fees	48 months

Transactions with related parties - Cardiff Marine Inc (Details)	8 Months Ended		28 Months Ended		12 Months Ended
	Aug. 31, 2010 Cardiff Marine [Member] USD ($)	Aug. 31, 2010 Cardiff Marine [Member] EUR (€)	Dec. 31, 2012 Cardiff Marine [Member] USD ($)	Dec. 31, 2012 Cardiff Marine [Member] EUR (€)	Dec. 31, 2013 Global Services Agreement with Cardiff [Member]	Dec. 31, 2012 Global Services Agreement with Cardiff [Member]	Dec. 31, 2012 Drillship Management Agreement With Cardiff [Member] USD ($)
Management Fee Per Month Per Drillship							$ 40
Chartering Commission	1.25%	1.25%	1.25%	1.25%			1.25%
Commission On Loan Financing Or Refinancing	0.20%	0.20%					1.00%
Commission Of Insurance Premiums	5.00%	5.00%					2.00%
Commissions in connection with employment arrangements					1.00%	1.00%
Commissions On Purchase or Sale Price Of Vessels And Rigs	1.00%	1.00%	1.00%	1.00%	0.75%	0.75%	1.00%
Management fixed fee per vessel per day	801	607	1,979	1,500
Professional Services - SOX compliance	140	106
Extra Superintendents Fee	695	527	660	500
Fee for commercial operations and freight collections	120	91
Fees per person per day for claims	208	158
Financial accounting services fee per day per vessel	160	121
Annual management fee adjustment minimum			3.00%	3.00%
Annual management fee adjustment maximum			5.00%	5.00%
Construction supervisory fee			10.00%	10.00%
Financial Reporting Requirements Service Fees	$ 250,000

Transactions with related parties - Cardiff Mariine Additional Information (Details)	12 Months Ended				12 Months Ended
	Dec. 31, 2012 Cardiff Marine [Member] USD ($)	Dec. 31, 2011 Cardiff Marine [Member] USD ($)	Dec. 31, 2010 Cardiff Marine [Member] USD ($)	Dec. 31, 2012 Cardiff Marine [Member] EUR (€)	Dec. 31, 2012 Global Services Agreement with Cardiff [Member] USD ($)	Dec. 31, 2011 Global Services Agreement with Cardiff [Member] USD ($)
Quarterly fees for financial accounting services	$ 347,986			€ 236,626
Professional Fees	0	0	1,983,000
Fees paid for employment arrangements					6,193,000	2,357,000
Sale And Purchase Fees					$ 960,000

Transactions with Related Parties - Fabiana Ltd (Details)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Jan. 25, 2010 Compensation Committee approval on 25 January 2010 [Member] USD ($)	Jan. 25, 2010 Compensation Committee approval on 25 January 2010 [Member] EUR (€)	Dec. 31, 2012 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2011 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2010 Compensation Committee approval on 25 January 2010 [Member]	Jan. 12, 2011 Compensation Committee approval on 12 January 2011 [Member] USD ($)	Dec. 31, 2018 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2017 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2016 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2015 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2014 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2013 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2012 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2011 Compensation Committee approval on 12 January 2011 [Member]
Annual Remuneration			$ 3,600,000	€ 2,700,000				$ 4,000,000
Shares Granted			4,500,000	4,500,000				9,000,000
Common stock par value	$ 0.01	$ 0.01	$ 0.01
Vesting period			3 years 0 months 0 days	3 years 0 months 0 days				8 years 0 months 0 days
Vested number of shares on grant date			1,000,000	1,000,000				1,000,000
Vested in period					1,500,000	1,000,000	1,000,000		1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000

Transactions with Related Parties - Additional Information Vivid, Basset (Details)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2013 Global Services Agreement with Cardiff [Member]	Dec. 31, 2012 Global Services Agreement with Cardiff [Member] USD ($)	Dec. 31, 2011 Global Services Agreement with Cardiff [Member] USD ($)	Dec. 31, 2012 Chairman, President and Chief Executive Officer USD ($)	Dec. 31, 2012 Chairman, President and Chief Executive Officer USD ($)	Dec. 31, 2013 Vivid [Member]	Dec. 31, 2012 Vivid [Member] USD ($)	Dec. 31, 2011 Vivid [Member] USD ($)	Dec. 31, 2010 Vivid [Member] USD ($)	Dec. 31, 2012 Vivid [Member] USD ($)	Dec. 31, 2012 Cardiff Tankers [Member]	Dec. 31, 2012 Basset Consultancy Agreement Effective 1 June 2012 [Member] USD ($)	Dec. 31, 2012 Basset Consultancy Agreement Effective 1 June 2012 [Member] EUR (€)	Dec. 31, 2012 Ocean Rig [Member]
Commissions in connection with employment arrangements			1.00%	1.00%
Payments for Commissions				$ 6,193,000	$ 2,357,000
Percentage Of Shareholder						14.40%										2.38%
Number of common shares of Ocean Rig previously owned by Dryships purchased by companies affiliated with Chairman and Chief Executive Officer							2,185,000
Chartering commission													1.25%
Officers' Compensation														2,491,000
Sign on bonus														1,800,000	1,500,000
Commision in connection to financing related services								0.20%				0.20%
Common shares																2,869,428
Offering price						$ 17.5	$ 17.5
Professional and Contract Services Expense									14,201,000	5,958,000	1,700,000			1,200,000	900,000
Due to related parties current	$ 4,750,000	$ 7,518,000							$ 1,707,000	$ 0		$ 1,707,000

Transactions with Related Parties - Legal services and Steel (Details)	12 Months Ended									7 Months Ended		12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Member of Ocean Rig UDW's BoD USD ($)	Dec. 31, 2012 Member of Ocean Rig UDW's BoD EUR (€)	Dec. 31, 2011 Member of Ocean Rig UDW's BoD USD ($)	Dec. 31, 2011 Member of Ocean Rig UDW's BoD EUR (€)	Dec. 31, 2010 Member of Ocean Rig UDW's BoD USD ($)	Dec. 31, 2010 Member of Ocean Rig UDW's BoD EUR (€)	Jul. 25, 2011 Steel Wheel Investments [Member] USD ($)	Jul. 25, 2011 Steel Wheel Investments [Member] EUR (€)	Dec. 31, 2012 Steel Wheel Investments [Member] USD ($)	Dec. 31, 2011 Steel Wheel Investments [Member] EUR (€)
Legal fees				$ 55,000	€ 41,623	$ 61,000	€ 47,390	$ 125,000	€ 94,235
Officers' Compensation												420,000	318,082
Fees on contract termination	0	6,202,000	0							3,807,000	2,700,000
Due to related parties current	$ 4,750,000	$ 7,518,000		$ 0		$ 0

Other Current Assets (Tables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other Assets [Abstract]
Inventories	$ 29,272	$ 15,681
Deferred mobilization expenses	46,407	38,052
Prepayments and advances	18,220	15,750
Swap cash collateral	8,000	0
Other	20,876	10,569
Balance at end of year/period	$ 122,775	$ 80,052

Advances for Vessels and Drillships under Construction and Acquisitions (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Balance at beginning of year	$ 1,027,889	$ 2,072,699
Advances for vessels/drillships under construction and related costs	524,511	2,632,660
Advances forfeited due to cancellation of vessels under construction	(19,939)	0	0
Vessels/drillships delivered	(330,654)	(3,677,470)
Balance at end of year	$ 1,201,807	$ 1,027,889	$ 2,072,699

Advances for Vessels and Drillships under Construction and Acquisitions (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended						12 Months Ended			12 Months Ended				3 Months Ended	9 Months Ended	4 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Vessels H1241 and H1242 Integer DWT	Dec. 31, 2012 Twelve newbuilding tankers Integer	Dec. 31, 2012 Ocean Rig UDV Integer	Dec. 31, 2012 Vessels H1637A and H1638A Integer	Dec. 31, 2012 Drillships Nb 1 Nb 2 And Nb 3 Integer	Dec. 31, 2011 Drillships Nb 1 Nb 2 And Nb 3	Dec. 31, 2012 Vessels H1259, H1260, H1261 and H1262 Integer DWT	Dec. 31, 2012 Esperona and Blanca tankers	Dec. 31, 2012 Esperona	Dec. 31, 2012 Blanca	Apr. 18, 2011 Ocean Rig Mylos	Sep. 20, 2012 Ocean Rig Apollo	Apr. 27, 2011 Ocean Rig Skyros	Jun. 23, 2011 Ocean Rig Athena	Dec. 31, 2012 Very Large Ore Carriers [Member] Integer
Number of vessels/ drillships ordered				2	12		2			4								5
Size of Vessels				176,000			76,000			75,900
Vessel/ Drillship price				$ 56,164			$ 33,050			$ 34,000				$ 608,000	$ 622,756	$ 608,000	$ 608,000
Vessel/ Drillship acquisition contract price					771,000
Delivery Date				Q2 2013			Q1 2012	Jul 2013, October 2013, November 2013 & January 2015		Q2 and Q4 2014								Q2 2013 and Q1 2014
Number Of Options Exercised								4
Cash consideration received for newbuilding tanker	116,834	119,059	73,317									10,700	10,700
Total number of options						2		6
Advances for vessels and drillships under construction	1,201,807	1,027,889	2,072,699						879,387
Contract Termination Fees Forfeiture Vessel Deposits	41,339	0	0								41,339
Forfeiture In Deposit Amount											$ 19,939

Vessels, Drilling Rigs, Drillships, Machinery and Equipment - Vessels (Tables) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Balance,at beginning of period	$ 1,956,270
Vessel impairment charge	0	144,688	3,588
Balance,at end of period	2,059,570	1,956,270
Cost | Vessels
Balance,at beginning of period	2,364,707	2,328,845
Additions/transfers from vessels under construction	330,654	441,155
Vessel Disposals	(132,950)	(116,600)
Vessel Total Constructive Loss		(35,261)
Depreciation
Vessel impairment charge		(253,432)
Balance,at end of period	2,562,411	2,364,707
Accumulated Depreciation | Vessels
Balance,at beginning of period	(408,437)	(410,879)
Additions/transfers from vessels under construction
Vessel Disposals	15,249	1,157
Vessel Total Constructive Loss		2,125
Depreciation	(109,653)	(109,584)
Vessel impairment charge		108,744
Balance,at end of period	(502,841)	(408,437)
Net Book Value | Vessels
Balance,at beginning of period	1,956,270	1,917,966
Additions/transfers from vessels under construction	330,654	441,155
Vessel Disposals	(117,701)	(115,443)
Vessel Total Constructive Loss		(33,136)
Depreciation	(109,653)	(109,584)
Vessel impairment charge		(144,688)
Balance,at end of period	$ 2,059,570	$ 1,956,270

Vessels, Drilling Rigs, Drillships, Machinery and Equipment - Drilling Rigs, Drillships, Machinery and Equipment (Tables) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Balance,at beginning of period	$ 4,587,916
Vessel impairment charge	0	144,688	3,588
Balance,at end of period	4,446,730	4,587,916
Cost | Drilling rigs, drillships, machinery and equipment
Balance,at beginning of period	4,942,716	1,441,630
Additions	82,940	3,502,233
Disposals	(4,148)	(1,147)
Balance,at end of period	5,021,508	4,942,716
Accumulated Depreciation | Drilling rigs, drillships, machinery and equipment
Balance,at beginning of period	(354,800)	(192,297)
Additions	0	0
Disposals	3,855	381
Depreciation	(223,813)	(162,884)
Balance,at end of period	(574,758)	(354,800)
Net Book Value | Drilling rigs, drillships, machinery and equipment
Balance,at beginning of period	4,587,916	1,249,333
Additions	82,940	3,502,233
Disposals	(313)	(766)
Depreciation	(223,813)	(162,884)
Balance,at end of period	$ 4,446,730	$ 4,587,916

Vessels, Drilling Rigs, Drillships, Machinery and Equipment - Additional information (Details) (USD $)	12 Months Ended						9 Months Ended	12 Months Ended			12 Months Ended				12 Months Ended								3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Vessel Primera	Dec. 31, 2010 Vessel Primera	Dec. 31, 2011 Vessels Conquistador, Brisbane, Samsara and Toro	Sep. 21, 2011 Vessel La Jolla	Dec. 31, 2011 Vessel La Jolla	Jun. 30, 2011 Vessel La Jolla	Dec. 31, 2011 OceanFreight	Dec. 31, 2010 Vessel Amalfi	Dec. 31, 2010 Vessels Delray, Iguana and Xanadu	Dec. 31, 2011 Vessels Avoca, Padre and Positano	Mar. 31, 2012 Vessels Avoca, Padre and Positano	Dec. 31, 2012 Vessels Avoca And Padre	Dec. 31, 2012 Positano	Dec. 31, 2011 Conquistador [Member]	Dec. 31, 2011 Brisbane [Member]	Dec. 31, 2011 Samsara [Member]	Dec. 31, 2011 Toro [Member]	Dec. 31, 2012 Avoca [Member]	Dec. 31, 2012 Padre [Member]	Mar. 17, 2011 Vessels Fair Value [Member]
Gain/(Loss) on sale of assets	$ (1,179,000)	$ (3,357,000)	$ 9,435,000	$ (622,000)		$ (1,449,000)	$ (527,000)					$ 10,893,000			$ (1,511,000)	$ 492,000
Vessel impairment charge	0	144,688,000	3,588,000		3,588,000	106,187,000		5,917,000					32,584,000
Vessel Sale Price					26,500,000				20,200,000					118,000,000
Vessels										187,000,000
Price per Vessel/ Drillship											43,448,000
Gain/ (Loss) on contract cancellation	0	6,202,000	0
Date of disposal of vessel				Apr 4, 2011				Sep 21, 2011								May 4, 2012	Jul 25, 2011	Sep 6, 2011	Aug 24, 2011	Oct 14, 2011	Feb 22, 2012	Feb 24, 2012
Proceeds from sale of vessels,net of costs	116,834,000	119,059,000	73,317,000									73,317,000
Revenues	$ 1,210,139,000	$ 1,077,662,000	$ 859,745,000																				$ 25,064,000

Acquisition of Ocean Freight (Table) (Details) (OceanFreight, USD $) In Thousands, unless otherwise specified	Aug. 24, 2011
OceanFreight
Assets:
Current assets	$ 12,353
Vessels	187,000
Vessels under construction	31,822
Above market-acquired time charters	47,320
Other non current assets	7,589
Total assets acquired	286,084
Liabilities:
Current liabilities, excluding current portion of long-term bank debt and current portion of financial instruments	23,774
Bank debt, including current portion of $26.524	137,711
Financial Instruments, including current portion of $5.990	9,017
Non controlling interest	57,257
Total liabilities	227,759
Net assets acquired	58,325
Cash consideration	33,760
Consideration paid in Ocean Rig UDW's shares (1,570,226 shares exchanged)*	24,565
Total consideration	$ 58,325

Acquisition of Ocean Freight (Parentheticals) (Details) (OceanFreight, USD $) In Thousands, except Share data, unless otherwise specified	8 Months Ended
Aug. 24, 2011
OceanFreight
Current portion of bank debt	$ 26,524
Current portion of financial instruments	$ 5,990
Shares of Ocean Rig exchanged	1,570,226

Acquisition of Ocean Freight - Above market acquired time charter (Table) (Details) (Ocean Freight Above Market Acquired Time Charter [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Ocean Freight Above Market Acquired Time Charter [Member]
Amount Acquired	$ 47,320
Amortization as of December 31, 2011	7,218
2012	17,012
2013	11,928
2014	7,957
2015	1,299
2016 and thereafter	$ 1,906

Acquisition of Ocean Freight - Pro forma information (Table) (Details) (OceanFreight, USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
OceanFreight
Pro forma revenues	$ 1,107,854	$ 947,846
Pro forma operating income	173,188	318,873
Pro forma net income/(loss)	$ (58,225)	$ 121,120
Basic net income/ (loss) per share	$ (0.24)	$ 0.39

Acquisition of Ocean Freight - Additional information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended			7 Months Ended	8 Months Ended	10 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jul. 26, 2011 OceanFreight	Aug. 24, 2011 OceanFreight	Nov. 03, 2011 OceanFreight	Dec. 31, 2011 OceanFreight
Total Per Share Consideration				$ 19.85
Per Share Cash Consideration				$ 11.25		$ 11.25
Number Of Shares Received By Acquiree Shareholders				0.52326		0.52326
Business Combination Number Of Shares Acquired					3,000,856
Percentage of shares acquired					50.50%
Payments to Acquire Businesses, Gross						$ 66,895
Other Comprehensive Income / (Loss) of subsidiary	24,166	11,164	(16,609)				926
Additional paid in capital	2,837,525	2,908,950					(11,552)
Business Aquisition Value Of Shares Transferred						48,687
Vessels Net	2,059,570	1,956,270			300,540
Advances for vessels and drillships under construction	1,201,807	1,027,889	2,072,699		94,922
Fair Value Adjustment Of Vessels					113,540
Fair Value Adjustment Of Construction In Progress					63,100
Minimum Contract Period					1
Maximum Contract Period					8
Finite-Lived Intangible Assets, Accumulated Amortization					7,218
Business Combination, Pro Forma Information, Revenue of Acquiree since Acquisition Date, Actual							11,801
Business Combination, Pro Forma Information, Earnings or Loss of Acquiree since Acquisition Date, Actual							$ (59)

Intangible Assets and Liabilities (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortization for the year ended December 31, 2012	$ 335,458	$ 274,281	$ 192,891
Trade names
Amount Acquired		9,145
Accumulated amortization as of December 31, 2011		3,555
Amortization for the year ended December 31, 2012	878
Amortization Schedule
2013	877
2014	877
2015	877
2016	877
2017 and thereafter	1,204
Software
Amount Acquired		5,888
Accumulated amortization as of December 31, 2011		2,416
Amortization for the year ended December 31, 2012	565
Amortization Schedule
2013	565
2014	565
2015	565
2016	565
2017 and thereafter	647
Total Intangible Assets, net
Amount Acquired		15,033
Accumulated amortization as of December 31, 2011		5,971
Amortization for the year ended December 31, 2012	1,443
Amortization Schedule
2013	1,442
2014	1,442
2015	1,442
2016	1,442
2017 and thereafter	1,851
Above market acquired time charters and drilling contracts
Amount Acquired		62,373
Accumulated amortization as of December 31, 2011		22,271
Amortization for the year ended December 31, 2012	20,527
Amortization Schedule
2013	10,759
2014	7,443
2015	1,373
2016	0
2017 and thereafter	$ 0

Other Non Current Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
OTHER NON-CURRENT ASSETS:
Security deposits for derivatives	$ 550	$ 33,100
Option for construction of drillships	0	24,756
Deferred mobilization expenses	53,615	24,176
Other	29,125	15,540
Balance at end of year/period	$ 83,290	$ 97,572

Other Non Current Assets - Additional information (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 20, 2012 Samsung Integer	Dec. 31, 2011 Samsung Integer	Dec. 31, 2012 Samsung	Nov. 22, 2010 Samsung	Dec. 31, 2012 Saga and Vilamoura	Dec. 31, 2011 Ocean Rig Mykonos
Security deposits for derivatives	$ 550	$ 33,100						$ 550	$ 33,100
Option for construction of drillships	0	24,756
Non-refundable slot reservation fee per drillship							24,756
Option Final Exercise Date						31-Mar-13
Advances for vessels and drillships under construction	$ 1,201,807	$ 1,027,889	$ 2,072,699	$ 24,756	$ 74,628
Number Of Options Exercised				1	3

Long Term Debt (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
5% Convertible Senior Unsecured Notes	$ 700,000	$ 700,000
Loan Facilities - Drybulk Segment	716,354	841,453
Loan Facilities - Tanker Segment	224,985	130,048
Loan Facilities - Drilling Segment	1,607,500	2,279,167
Less: Deferred financing costs	(162,124)	(192,183)
Less: Dryships participation in Ocean Rig Senior Notes		(18,000)
Add: Valuation of Dryships participation in Ocean Rigs Senior Notes		1,350
Total Debt	4,386,715	4,241,835
Less current portion	(1,102,085)	(429,149)
Long-term portion	3,284,630	3,812,686
9.5% Ocean Rig Senior Unsecured Notes
Senior Notes	500,000	500,000
6.5% Drill Rigs Senior Secured Notes
Senior Notes	$ 800,000	$ 0

Long-term Debt - Loan movements (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended																								12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Term Bank Loan	Dec. 31, 2012 Credit Facility	Dec. 31, 2012 Credit Facility	Dec. 31, 2012 Credit Facility	Dec. 31, 2012 Credit Facility	Dec. 31, 2012 Credit Facility	Dec. 31, 2012 Credit Facility	Dec. 31, 2012 5% Convertible Senior Unsecured Notes	Dec. 31, 2012 Ocean Rig Senior Notes 9.5% Ocean Rig's Senior Unsecured Notes	Apr. 27, 2011 Ocean Rig Senior Notes 9.5% Ocean Rig's Senior Unsecured Notes	Dec. 31, 2012 Ocean Rig Senior Notes 6.5% Drill Rigs Senior Secured Notes	Sep. 20, 2012 Ocean Rig Senior Notes 6.5% Drill Rigs Senior Secured Notes
Loan agreement date		Oct 2, 2007	Dec 4, 2007	Oct 5, 2007	Jun 20, 2008	May 13, 2008	May 5, 2008	Nov 16, 2007	Jul 23, 2008	Mar 13, 2008	Feb 7, 2011	Apr 20, 2011	Oct 26, 2011	Apr 15, 2011	Oct 24, 2012	Mar 31, 2006	Sep 17, 2008	Mar 19, 2012	Jul 18, 2008	Feb 14, 2012	Sep 18, 2007	Nov 21, 2009	Apr 27, 2011		Sep 20, 2012
Original Amount		$ 35,000	$ 101,150	$ 90,000	$ 103,200	$ 125,000	$ 90,000	$ 47,000	$ 126,400	$ 130,000	$ 70,000	$ 32,313	$ 141,350	$ 800,000	$ 107,669	$ 753,637	$ 1,040,000	$ 87,654	$ 1,125,000	$ 122,580	$ 325,000	$ 460,000	$ 500,000	$ 500,000	$ 800,000	$ 800,000
December 31, 2011	4,434,018	17,500	14,284	61,500	31,600	51,000	48,000	20,000	85,350	38,265	66,500	31,236	32,313	766,667		344,373	522,500		990,000		129,580	700,000	483,350		0
New Loans	982,753												109,038					19,065		38,000			16,650		800,000
Repayments	(867,932)		(14,284)	(4,500)	(4,350)	(23,515)	(6,000)	(2,000)	(21,525)	(5,350)	(4,667)	(2,154)	(7,281)	(66,667)		(72,803)	(522,500)	(894)	(82,500)	(420)	(26,522)
December 31, 2012	$ 4,548,839	$ 17,500		$ 57,000	$ 27,250	$ 27,485	$ 42,000	$ 18,000	$ 63,825	$ 32,915	$ 61,833	$ 29,082	$ 134,070	$ 700,000		$ 271,570		$ 18,171	$ 907,500	$ 37,580	$ 103,058	$ 700,000	$ 500,000		$ 800,000

Long Term Debt - Principal Payments (Tables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Long-term Debt, by Maturity [Abstract]
2013	$ 1,118,005
2014	876,667
2015	176,667
2016	1,110,000
2017	910,000
2018 and thereafter	357,500
Total principal payments	4,548,839	4,434,018
Less: Financing fees and equity component of notes	(162,124)	(192,183)
Total Debt	$ 4,386,715	$ 4,241,835

Long Term Debt - Issuance of Senior Notes (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended			4 Months Ended	11 Months Ended	12 Months Ended							12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 (Member)	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 (Member)	Dec. 31, 2012 Issuance of Convertible Unsecured Senior Notes in November 2009 (Member)	Dec. 31, 2012 Own Share Lending Agreement [Member]	Dec. 31, 2011 Own Share Lending Agreement [Member]	Dec. 31, 2010 Own Share Lending Agreement [Member]	Sep. 19, 2011 Own Share Lending Agreement [Member]	Sep. 18, 2011 Own Share Lending Agreement [Member]	Apr. 30, 2010 Own Share Lending Agreement [Member]	Dec. 31, 2012 Expenses Related To Convertible Unsecured Senior Notes (Member)	Dec. 31, 2011 Expenses Related To Convertible Unsecured Senior Notes (Member)	Dec. 31, 2010 Expenses Related To Convertible Unsecured Senior Notes (Member)	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 - Initial Issuance [Member]	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 - Initial Issuance [Member]	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 - Exercise of over allotment option [Member]	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 - Exercise of over allotment option [Member]
Senior notes interest rate													5.00%
Number of common shares loaned												36,100,000
Nominal lending fee per share												$ 0.01
Outstanding loaned shares, fair value							$ 40,160	$ 70,200
Treasury Stock, Shares, Acquired							10,000,000	1,000,000
Debt Instrument Interest Rate Without Share Lending Agreement												5.50%
Share lending agreement, fair value												14,476
Amortization of issuance costs associated with the share lending agreement							2,983	2,974	2,617
Unamortized balance of own share lending agreement issuance costs							5,707	8,690
Unamortized discount	162,124	192,183											89,031	127,887
Senior notes conversion price										$ 6.9	$ 7.19
Interest and finance cost	210,128	146,173	66,825										73,855	69,144	57,681
Amortization of convertible notes discount	38,855	34,144	26,516										38,855	34,144	26,516
Interest on long-term debt													35,000	35,000	31,165
Carrying amount of liability	4,386,715	4,241,835											610,969	572,113
Debt Instrument, Face Amount				240,000	460,000											220,000	400,000	20,000	60,000
Proceeds from Issuance of Unsecured Debt				237,202	447,810
Convertible Debt				168,483		341,156
Debt Instrument, Increase, Additional Borrowings	982,753
Debt Instrument, Convertible, Carrying Amount of Equity Component				$ 71,517		$ 118,844
Debt Instrument, Convertible, Effective Interest Rate				14.00%		12.00%
Debt Instrument, Convertible, Terms of Conversion Feature	The holders may convert their Notes at any time on or after June 1, 2014 but prior to maturity. However, holders may also convert their Notes prior to June 1, 2014 under the following circumstances: (1) if the closing price of the common stock reaches and remains at or above 130% of the conversion price of $7.19 per share of common stock or 139.0821 share of common stock per $1,000 aggregate principal amount of Notes, in effect on that last trading day for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs; (2) during the ten consecutive trading-day period after any five consecutive trading-day period in which the trading price per $1,000 principal amount of the Notes for each day of that period was less than 98% of the closing price of the Company’s common stock multiplied by then applicable conversion rate; or (3) if specified distributions to holders of the Company’s common stock are made or specified corporate transactions occur. The Notes are unsecured and pay interest semi-annually at a rate of 5% per annum commencing June 1, 2010.

Long Term Debt - Ocean Rig Notes (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			4 Months Ended	12 Months Ended		9 Months Ended				0 Months Ended	2 Months Ended	4 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 27, 2011 Ocean Rig Senior Notes [Member] 9.5% Ocean Rig Senior Unsecured Notes	Dec. 31, 2012 Ocean Rig Senior Notes [Member] 9.5% Ocean Rig Senior Unsecured Notes	Dec. 31, 2011 Ocean Rig Senior Notes [Member] 9.5% Ocean Rig Senior Unsecured Notes	Sep. 20, 2012 Ocean Rig Senior Notes [Member] 6.5% Drill Rigs Senior Secured Notes	Oct. 01, 2016 Ocean Rig Senior Notes [Member] 6.5% Drill Rigs Senior Secured Notes	Sep. 30, 2016 Ocean Rig Senior Notes [Member] 6.5% Drill Rigs Senior Secured Notes	Dec. 31, 2012 Ocean Rig Senior Notes [Member] 6.5% Drill Rigs Senior Secured Notes	Mar. 30, 2012 Repurchase And Sale Of Ocean Rig Senior Notes [Member] 9.5% Ocean Rig Senior Unsecured Notes	Jul. 27, 2011 Repurchase And Sale Of Ocean Rig Senior Notes [Member] 9.5% Ocean Rig Senior Unsecured Notes	Apr. 26, 2011 Repurchase And Sale Of Ocean Rig Senior Notes [Member] 9.5% Ocean Rig Senior Unsecured Notes	Dec. 31, 2011 Repurchase And Sale Of Ocean Rig Senior Notes [Member] 9.5% Ocean Rig Senior Unsecured Notes
Principal amount of senior unsecured notes				$ 500,000	$ 500,000		$ 800,000			$ 800,000	$ 18,000	$ 57,000		$ 18,000
Senior notes interest rate				9.50%			6.50%
Proceeds from issuance of senior notes				487,500			781,965
Redemption Price Of Senior Note As Percentage Of Principal Amount				100.00%			101.00%	100.00%	103.25%
Principal amount of senior notes repurchased	0	75,000	0										75,000
Gain/ (Loss) on sale of notes	709	1,406	0								709	1,406		(1,350)
Amortization of convertible notes discount	38,855	34,144	26,516
Interest expense and debt amortization cost	$ 222,635	$ 178,040	$ 107,293		$ 49,447	$ 34,562

Long Term Debt - Covenant Description and Compliance (Details)	12 Months Ended	8 Months Ended	9 Months Ended	10 Months Ended	4 Months Ended		5 Months Ended
	Dec. 31, 2012	Aug. 31, 2012 Term Bank Loan 8 [Member]	Sep. 27, 2012 Credit Facility 1 [Member]	Oct. 24, 2012 Term Bank Loan 14 [Member]	May 09, 2012 Ocean Rig [Member]	May 14, 2012 Ocean Rig [Member]	May 18, 2012 Ocean Rig [Member]
Compliance with loan-to-value ratios	As of December 31, 2012, the shipping segment was not in compliance with certain loan-to-value ratios contained in certain of its loan agreements. These loan-to-value ratio shortfalls do not constitute events of default that would automatically trigger the full repayment of the loan. Based on the loan agreements, loan-to-value shortfalls may be remedied by the Company by providing additional collateral or repaying the amount of the shortfall. In addition, as of December 31, 2012, the shipping segment was in breach of certain financial covenants, mainly the interest coverage ratio, contained in the Company’s loan agreements relating to $769,098 of the Company’s debt (Note 3). As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements of the shipping segment and in accordance with guidance related to the classification of obligations that are callable by the creditor, the Company has classified all of its shipping segment’s bank loans in breach amounting to $941,339 as current at December 31, 2012. As of December 31, 2012, the drilling segment was in compliance with all its financial covenants. Total interest incurred on long-term debt and amortization of debt issuance costs, including capitalized interest, for the years ended December 31 2010, 2011 and 2012 amounted to $107,293, $178,040 and $222,635, respectively. These amounts net of capitalized interest are included in “Interest and finance costs” in the accompanying consolidated statements of operations.	On August 31, 2012, the Company entered into a supplemental agreement relating to the term bank loan dated July 23, 2008, for a shortfall in the security cover ratio and made a prepayment of $9,125.	On September 27, 2012, the Company entered into two supplemental agreements relating to the credit facility dated March 31, 2006, to cure a shortfall in the security cover ratio and pledged 7,800,000 of its shares of Ocean Rig as additional security. The share pledge expires on June 30, 2013.	On October 24, 2012, the Company entered into a secured term bank loan of up to $107,669 to partially finance the construction costs relating to the newbuilding tankers Alicante, Mareta and Bordeira which were delivered in January 2013. The facility bears interest at LIBOR plus a margin and is repayable in twenty-four semi-annual installments. During January 2013, the Company drew an amount of $100,856, related to the delivery of the above three tankers.	On May 9, 2012, Ocean Rig, through its wholly owned subsidiary Drillships Holdings Inc., signed an amendment under its $800,000 secured term loan agreement with Nordea Finland Plc. to, among other things, terminate the guarantee by DryShips and remove the related covenants and the cross-acceleration provisions relating to the DryShips' indebtedness for its drybulk carrier and tanker fleet and Ocean Rig's indebtedness under its other credit facilities. As a result of the amendment, a default by DryShips under one of its loan agreements for its drybulk carrier and tanker fleet or a default by Ocean Rig under one of its other credit facilities and the acceleration of the related debt will no longer result in a cross-default under the $800,000 secured term loan agreement that would provide the lenders with the right to accelerate the outstanding debt under the loan agreement. In addition, under the terms of the loan agreement, as amended, (i) Ocean Rig is permitted to buy back its own common shares; (ii) Drillships Holdings Inc., is able to pay dividends to Ocean Rig as its shareholder; and (iii) Ocean Rig is permitted to pay dividends or make any other distributions to its shareholders up to 50% of its net income, provided it maintained minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash in the previous year from the date of the dividend, distribution or buy back of share capital and provide evidence to the lenders through cash flow forecasts that Ocean Rig will maintain such level for the next 12 months. The amendment also provides for a reduction in the amount of minimum free cash required to be maintained by Drillships Holdings Inc. from $75,000 to $50,000. Under the original and the amended agreements, Ocean Rig is also required to maintain minimum free cash of $100,000.	On May 14, 2012, Ocean Rig signed amendments to its two $495,000 credit facilities with Deutsche Bank Luxembourg S.A. as agent (the "Deutsche Bank Credit Facilities") to, among other things, remove the payment guarantee of DryShips, subject to reinstatement as discussed below and remove the financial covenants for DryShips and the cross-default provision relating to the DryShips' outstanding indebtedness for its drybulk carrier and tanker fleet. As a result of the amendments, a default by DryShips under one of its loan agreements for its drybulk carrier and tanker fleet will not result in a crossdefault under the Deutsche Bank Credit Facilities that would provide Ocean Rig's lenders thereunder with the right to accelerate Ocean Rig's outstanding debt under these facilities. In addition, the amendments also removed the automatic prepayment mechanism under the Deutsche Bank Credit Facilities. Ocean Rig is also required to increase its debt service reserve account by an aggregate amount of $57,000 beginning September 2014. Furthermore, under the amended Deutsche Bank Credit Facilities, Ocean Rig is permitted to pay dividends, make distributions and effect redemptions or returns of share capital up to 50% of net income, provided it maintains minimum liquidity in an aggregate amount of not less than $200,000 in cash and cash equivalents and restricted cash evidenced through cash flow forecasts for the next 12 months following the date of the dividend, distribution or redemption or return of share capital. Under the terms of the amended Deutsche Bank Credit Facilities, in the event of a breach by Ocean Rig of the financial covenants, the unconditional and irrevocable payment guarantees of DryShips will be reinstated; pursuant to which DryShips will be obligated to pay, upon demand by the lenders, any amount outstanding under the loans upon a failure by Ocean Rig to pay such amount. In addition, DryShips will be required to indemnify the lenders in respect of any losses they incur in respect of any amounts due under the loans that are not recoverable from DryShips under the guarantees and that Ocean Rig fails to pay. The amount payable by DryShips under the guarantees will be limited to $214,000 with respect to the facility for the Ocean Rig Poseidon and $225,000 with respect to the facility for the Ocean Rig Mykonos, in each case plus any other amounts that become payable in connection therewith under the guarantees. The guarantees do not include any financial covenants applicable to DryShips or cross-default provisions in relation to DryShips' indebtedness for its drybulk carrier and tanker fleet.	On May 18, 2012, Ocean Rig signed an amendment under its $1,040,000 credit facility with DNB Bank ASA as agent, to amend the facility to, among other things, replace the cross-acceleration clause relating to DryShips' indebtedness with cross-acceleration clause to Ocean Rig's indebtedness under its other credit facilities. In September 2012 the outstanding balance of the loan has been fully repaid from the proceeds of the offering of the Drill Rigs Notes as discussed above.

Long Term Debt - Term Bank Loans and Credit Facilities (Details) (USD $) In Thousands, unless otherwise specified	9 Months Ended	12 Months Ended
	Sep. 20, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Fixed Rate [Member]	Mar. 19, 2012 Vessel Raraka And New Buildings H1241 And H1242 [Member] Integer	Feb. 14, 2012 Vessel Fakarava [Member]	Mar. 19, 2012 Vessel Rakara [Member]	Feb. 14, 2012 Loan For Financing Of Three Vlocs Construction [Member] Integer
Line of credit facility amount outstanding					$ 458,333
Line of credit facilities number of installments						32			48
Amount of credit facility utilized							38,000	19,065
Debt Instrument, Unused Borrowing Capacity, Amount		189,389	109,037
Line Of Credit Facility Unused Capacity Commitment Fee Percentage Range		0.25% - 1.08%
Long-term Debt, Weighted Average Interest Rate		6.35%	5.45%	4.80%
Interest on long-term debt and amortization of debt issuance cost		222,635	178,040	107,293
Line Of Credit Facility Maximum Borrowing Capacity						$ 87,654			$ 122,580
Debt instrument frequency payment period	quarterly and semi annual	quarterly
Variable rate basis		LIBOR

Financial Instruments and Fair Value Measurements - Consolidated Balance Sheets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Derivative Instruments Not Designated as Hedging Instruments [Abstract]
Interest rate swaps, assets	$ 996	$ 0
Interest rate swaps, liabilities	148,940	202,450
Total derivatives assets	996	0
Total derivatives liabilities	148,940	202,450
Financial Instruments Current Assets [Member]
Derivative Instruments Not Designated as Hedging Instruments [Abstract]
Interest rate swaps, assets	0	0
Financial Instruments Non Current Assets [Member]
Derivative Instruments Not Designated as Hedging Instruments [Abstract]
Interest rate swaps, assets	996	0
Financial Instruments Current Liabilities [Member]
Derivative Instruments Not Designated as Hedging Instruments [Abstract]
Interest rate swaps, liabilities	85,844	100,104
Financial Instruments Non Current Liabilities [Member]
Derivative Instruments Not Designated as Hedging Instruments [Abstract]
Interest rate swaps, liabilities	$ 63,096	$ 102,346

Financial Instruments and Fair Value Measurements - Amount of Gain/ (Loss) Recognized in Other Comprehensive Income/ (Loss) on Derivatives (Effective Portion) (Table) (Details) (USD $)
In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivatives designated for cash flow hedging relationships [Abstract]
Interest rate swaps - Unrealized gains/(losses)	$ 0	$ 0	$ (5,495)
Interest rate swaps - Realized losses associated with capitalized interest	0	0	(11,539)
Total	$ 0	$ 0	$ (17,034)

Financial Instruments and Fair Value Measurements - Derivatives Not Designated As Hedging Isntruments (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest rate swaps	$ (54,073)	$ (68,943)	$ (120,505)
Foreign currency forward contracts	0	(1,538)	1,104
Total	(54,073)	(69,465)	(122,409)
Loss On Interest Rate Swaps
Interest rate swaps	(54,073)	(68,943)	(120,505)
Other Net
Forward freight agreements	0	1,016	(3,008)
Foreign currency forward contracts	$ 0	$ (1,538)	$ 1,104

Financial Instruments and Fair Value Measurements - Recurring Measurements (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Interest rate swaps - asset position	$ 996	$ 0
Interest rate swaps liability position	(148,940)	(202,450)
Total	(147,944)	(202,450)
Quoted Prices in Active Markets for Identical Assets/ Liabilities (Level 1)
Interest rate swaps - asset position	0
Interest rate swaps liability position	0	0
Total	0	0
Significant Other Observable Inputs (Level 2)
Interest rate swaps - asset position	996
Interest rate swaps liability position	(148,940)	(202,450)
Total	(147,944)	(202,450)
Unobservable Inputs (Level 3)
Interest rate swaps - asset position	0
Interest rate swaps liability position	0	0
Total	$ 0	$ 0

Financial Instruments and Fair Value Measurements - Non Recurring Measurements (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Long-lived assets held and used	$ 82,550
Total	82,550
Quoted Prices in Active Markets for Identical Assets/ Liabilities (Level 1)
Long-lived assets held and used	0
Total	0
Significant Other Observable Inputs (Level 2)
Long-lived assets held and used	82,550
Total	82,550
Unobservable Inputs (Level 3)
Long-lived assets held and used	0
Total	0
Gains/ (Losses)
Long-lived assets held and used	(32,584)
Total	$ (32,584)

Financial Instruments and Fair Value Measurements - Additional information (Details) In Thousands, unless otherwise specified	12 Months Ended						12 Months Ended		12 Months Ended										12 Months Ended
	Dec. 31, 2012 USD ($) Integer	Dec. 31, 2011 USD ($) Integer	Dec. 31, 2010 USD ($) Integer	Dec. 31, 2010 NOK	Dec. 31, 2011 Acquired From Ocean Freight [Member] Integer	Dec. 31, 2011 Not Designated As Hedging Instrument [Member] Integer	Dec. 31, 2010 Designated as hedging USD ($)	Dec. 31, 2011 Designated as hedging Integer	Dec. 31, 2012 Cash Flow Hedge Unrealized [Member] USD ($)	Dec. 31, 2011 Cash Flow Hedge Unrealized [Member] USD ($)	Dec. 31, 2010 Cash Flow Hedge Unrealized [Member] USD ($)	Dec. 31, 2012 Cash Flow Hedge Realized [Member] USD ($)	Dec. 31, 2011 Cash Flow Hedge Realized [Member] USD ($)	Dec. 31, 2010 Cash Flow Hedge Realized [Member] USD ($)	Dec. 31, 2012 Convertible Senior Notes [Member] Level 2 USD ($)	Dec. 31, 2012 Ocean Rig UDW Level 2 USD ($)	Dec. 31, 2012 Drill Rigs Notes [Member] Level 2 USD ($)	Dec. 31, 2012 Term Bank Loan 12 [Member] Level 2 USD ($)	Dec. 31, 2012 Two Loan Agreements [Member] USD ($)	Dec. 31, 2012 Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena USD ($)
Number of interest rate swap, cap and floor agreements	43	29	34		2	31		3
Notional amount of interest rate swap, cap and floor agreements maturing from March 2013 through November 2017	$ 4,600,000	$ 2,600,000	$ 2,500,000
Losses on cash flow hedges transferred from other comprehensive income to statement of operations	(23,453)	(13,456)	(9,901)									549	368
Cash Flow Hedge Gain (Loss) to be Reclassified within Twelve Months												548
Convertible Senior Notes estimated fair value through Level 2 inputs															544,250
Ocean Rig UDW/ Drill Rigs notes estimated fair value through Level 2 inputs																519,065	798,000
Loans estimate at fair value through level 2 inputs																		511,453
Convertible Senior Notes carrying amount net of financing fees															601,000
Ocean Rig UDW/ Drill Rigs notes carrying amount net of financing fees																491,704	781,001
Loans carrying amount net of financing fees																		450,433
(Unrealized)/ realized losses on cash flow hedges accumulated in other comprehensive income											35,992			16,463
Gain/(loss) on interest rate swaps	(54,073)	(68,943)	(120,505)						54,506	28,566	(56,627)
Number of forward freight agreements held	0	0
Number of foreign currency forward contracts held			12
Notional amount of foreign currency forward contracts held			28,000	174,000
Change in fair value of foreign currency forward contracts	0	(1,538)	1,104						0	1,063	7,084
Assets Held-for-sale, Long Lived, Fair Value Disclosure																			115,134
Impairment of Long-Lived Assets Held-for-use																			32,584
Two loan agreements	4,548,839	4,434,018
Cash Flow Hedge Gain (Loss) Reclassified to Earnings, Net	22,904	13,088	0
Derivative Instruments, Gain (Loss) Recognized in Other Comprehensive Income (Loss), Effective Portion, Net	0	0	(17,034)				(17,034)
Security deposits, non current	550	33,100
Security deposits, current	8,000
Restricted cash, current	$ 223,133	$ 72,765																		$ 6,000

Common Stock and Additional Paid-in Capital - Net Income attributable to Dryships Inc. and transfers to the Non controlling Interest (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Income Attributable To Dryships Inc And Transfers To Noncontrolling Interest [Abstract]
Net income/(loss) attributable to DryShips Inc.	$ (246,778)	$ (70,128)	$ 188,327
Transfers to the non-controlling interest:
Decrease in Dryships Inc equity for reduction in subsidiary ownership	(81,760)	(75,231)	(153,092)
Net transfers to the non-controlling interest	(81,760)	(75,231)	(153,092)
Net income/ (loss) attributable to Dryships Inc. and transfers to the non-controlling interest	$ (328,538)	$ (145,359)	$ 35,235

Common Stock and Additional Paid-in Capital - Issuance of common shares (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended					9 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 30, 2010 Own Share Lending Agreement [Member]	Nov. 30, 2009 Own Share Lending Agreement [Member]	Sep. 30, 2010 Universal Self Registration Statement [Member]
Common stock shares issued	424,762,244	424,762,094		10,000,000	26,100,000	74,818,706
Net proceeds from common stock issuance	$ 0	$ 0	$ 341,774			$ 342,300
Value Of Common Share For Sale Under Universal Shelf Registration Payment						$ 350,000
Nominal lending fee per share				$ 0.01

Common Stock and Additional Paid-in Capital - Issuance of Series A Preferred Stock (Details) (USD $) In Thousands, except Share data, unless otherwise specified	9 Months Ended	6 Months Ended
	Oct. 17, 2011	Jul. 15, 2009 Acquisition of 25% of Ocean rig UDW capital stock
Issuance of preferred stock, shares		52,238,806
Conversion Premium		127.50%
Conversion Of Preferred Stock	40,971,612
Optional Conversion Rate		0.7
Stock Issued During Period, Value, Acquisitions		$ 280,000
Business Acquisition, Cost of Acquired Entity, Equity Interests Issued and Issuable		268,000
Business Acquisition, Cost of Acquired Entity, Purchase Price		318,000
Business Acquisition, Cost of Acquired Entity, Cash Paid		$ 50,000
Preferred Stock, Dividend Rate, Percentage		6.75%
Conversion of Stock, Shares Converted	6,532,979
Stock Issued During Period, Shares, Conversion of Convertible Securities	5,123,905

Common Stock and Additional Paid-in Capital - Additional Information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended		6 Months Ended	11 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended	1 Months Ended	9 Months Ended	10 Months Ended	9 Months Ended	12 Months Ended
	Jan. 18, 2008	Feb. 14, 2013	Jul. 15, 2009	Dec. 06, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 17, 2012 Ocean Rig [Member]	Dec. 21, 2010 Ocean Rig [Member]	Dec. 31, 2011 Ocean Rig Partial Spin Off [Member]	Oct. 05, 2011 Ocean Rig Partial Spin Off [Member]	Oct. 19, 2011 Ocean Rig Partial Spin Off [Member]	Oct. 05, 2011 Ocean Rig Partial Spin Off Fractional Shares [Member]	Dec. 31, 2012 Aggregate Treasury Stock [Member]
Treasury Stock, Shares, Acquired												255,036		11,000,000
Value of repurchase program				$ 500,000
Number of Ocean Rig common shares sold through a public offering		7,500,000						11,500,000
Sale Of Subsidiary Common Stock Percentage			25.00%						22.00%
Equity attributable to the controlling interest					2,846,460	3,145,328		81,760	153,092
Sale of Stock, Number of Shares Issued in Transaction									28,571,428
Sale of Stock, Price Per Share									$ 17.5
Proceeds from Divestiture of Interest in Consolidated Subsidiaries					180,485	0	488,301	180,485	488,301
Assets, Net								3,003,954	2,427,121
Issuance of Subsidiary Shares To Non Controlling Interest					0	0	153,092
Adjustments to Additional Paid in Capital, Reallocation of Non-controlling Interest										3,488	926
Stockholders' Equity Note, Spinoff Transaction											$ 60,191
Stockholders Rights Agreement Description	The Company’s Board of Directors declared a dividend payable of one preferred share purchase right, (“Right”), to purchase one one-thousandth of a share of the Company’s Series A Participating Preferred Stock for each outstanding common share.
Shares Distributed Spin Off Transaction											2,967,291		105

Equity Incentive Plan - Non vested shares (Table) (Details) (USD $)	1 Months Ended	12 Months Ended
	Feb. 14, 2012 Ocean Rig UDW	Dec. 31, 2012 Number Of Non Vested Shares [Member]	Dec. 31, 2011 Number Of Non Vested Shares [Member]	Dec. 31, 2010 Number Of Non Vested Shares [Member]	Dec. 31, 2012 Number Of Non Vested Shares [Member] Ocean Rig AS	Dec. 31, 2012 Weighted average grant date fair value per non vested shares [Member]	Dec. 31, 2011 Weighted average grant date fair value per non vested shares [Member]	Dec. 31, 2010 Weighted average grant date fair value per non vested shares [Member]	Dec. 31, 2012 Weighted average grant date fair value per non vested shares [Member] Ocean Rig AS
Number of non vested shares
Balance at beginning of year		8,510,150	2,531,198	202,971	0
Granted	112,950		9,015,000	4,503,000	153,150
Forfeited				(3,600)	(77,150)
Vested		(2,505,150)	(3,036,048)	(2,171,173)	(2,500)
Balance at end of year		6,005,000	8,510,150	2,531,198	73,500
Weighted average grant date fair value per non vested shares
Balance at beginning of year						$ 5.6	$ 6.04	$ 48.69	$ 0
Granted							$ 5.5	$ 6.05	$ 16.34
Forfeited								$ 33.59	$ 16.28
Vested						$ 5.83	$ 5.68	$ 10	$ 16.5
Balance at end of year						$ 5.5	$ 5.6	$ 6.04	$ 16.4

Equity Incentive Plan - Vested Shares (Table) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Number of vested shares
Number of vested shares
Balance at beginning of year	6,092,871	3,056,823	885,650
Granted and vested		2,005,000	2,002,000
Non vested shares granted in prior years and vested in year	2,505,150	1,031,048	169,173
Balance at end of year	8,598,021	6,092,871	3,056,823
Weighted average grant date fair value per vested shares
Weighted average grant date fair value per vested shares
Balance at beginning of year	17.23	28.71	74.59
Granted and vested		5.5	6.05
Non vested shares granted in prior years and vested in current year	5.83	6.03	56.73
Balance at end of year	13.91	17.23	28.71

Equity Incentive Plan - Additional Information Dryships (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended								0 Months Ended										1 Months Ended			1 Months Ended		2 Months Ended			2 Months Ended		1 Months Ended			2 Months Ended	9 Months Ended			2 Months Ended	3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Dryships	Dec. 31, 2011 Dryships	Dec. 31, 2010 Dryships	Mar. 05, 2008 Equity Incentive Plan 2008 [Member]	Jan. 25, 2010 Equity Incentive Plan 2008 [Member] Dryships	Jan. 12, 2011 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2016 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2014 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2012 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2011 Compensation Committee approval on 12 January 2011 [Member]	Dec. 31, 2018 Compensation Committee approval on 12 January 2011 [Member] Dryships	Dec. 31, 2017 Compensation Committee approval on 12 January 2011 [Member] Dryships	Dec. 31, 2015 Compensation Committee approval on 12 January 2011 [Member] Dryships	Dec. 31, 2013 Compensation Committee approval on 12 January 2011 [Member] Dryships	Dec. 31, 2012 Compensation Committee approval on 12 January 2011 [Member] Dryships	Jan. 25, 2010 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2012 Compensation Committee approval on 25 January 2010 [Member]	Dec. 31, 2011 Compensation Committee approval on 25 January 2010 [Member]	Jan. 25, 2010 Compensation Committee approval on 25 January 2010 [Member] Dryships	Dec. 31, 2010 Compensation Committee approval on 25 January 2010 [Member] Dryships	Mar. 05, 2010 Grant Date 1 [Member]	Dec. 31, 2011 Grant Date 1 [Member]	Dec. 31, 2010 Grant Date 1 [Member]	Mar. 05, 2010 Grant Date 1 [Member] Number Of Vested Shares [Member]	Mar. 05, 2010 Grant Date 1 [Member] Number Of Non Vested Shares [Member]	Feb. 04, 2011 Grant Date 2 [Member]	May 28, 2008 Shares Granted to Fabiana [Member]	Mar. 05, 2008 Shares Granted to Fabiana [Member]	Mar. 05, 2008 Shares Granted to Fabiana [Member] Dryships	Oct. 02, 2008 Shares Granted to non executive directors [Member]	Oct. 02, 2008 Shares Granted to non executive directors [Member] Number Of Vested Shares [Member]	Oct. 02, 2008 Shares Granted to non executive directors [Member] Number Of Non Vested Shares [Member]	Mar. 01, 2011 Shares Granted To Executive Director [Member]	Mar. 12, 2009 Shares Granted To Executive Director [Member]	Mar. 01, 2010 Shares Granted To Executive Director [Member] Dryships
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized							1,834,055	21,834,055
Shares Granted									9,000,000										4,500,000								1,000	2,000	15,000			1,000,000		9,000	9,000	28,248	70,621
Vested number of shares on grant date									1,000,000													1,000,000
Vested in period										1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000			1,500,000	1,000,000		1,000,000	1,000	1,000	1,000				125,000								42,373
Vested number of shares																		3,000,000											10,000
Grant date fair value weighted average per share									$ 5.5													$ 6.05		$ 5.66					$ 5.01
Unrecognized compensation cost related to non-vested share arrangements granted				$ 19,725	$ 32,413	$ 9,414
Weighted average period of recognition for unrecognised compensation cost				6 years 0 months 0 days
Allocated Share-based Compensation Expense	12,686	26,568	24,200
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested in Period, Total Fair Value	$ 4,008	$ 9,658	$ 12,466
Vesting period									8 years																				3 years				3 years
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Forfeited			3,600
Grant date fair value																															$ 75.09		$ 33.59				$ 3.54

Equity Incentive Plan - Additional Information Ocean Rig UDW (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended			1 Months Ended	12 Months Ended				4 Months Ended	10 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Feb. 14, 2012 Ocean Rig [Member]	Dec. 31, 2012 Ocean Rig [Member]	Dec. 05, 2012 Ocean Rig [Member]	Feb. 14, 2012 Compensation Committee Approval On 14 February 2012 [Member]	Mar. 21, 2012 Equity Incentive Plan 2012 [Member] Ocean Rig [Member]	May 15, 2012 Officer Ocean Rig [Member]	Dec. 05, 2012 Officer Ocean Rig [Member]	May 15, 2012 Sign Up Bonus [Member] Ocean Rig [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Number of Shares Authorized								2,000,000
Shares Granted				112,950					4,500	7,500
Unrecognized compensation cost related to non-vested share arrangements granted					$ 633
Allocated Share-based Compensation Expense	$ 12,686	$ 26,568	$ 24,200		$ 613
Number of shares forfeited			3,600
Grant date fair value						$ 15.75	$ 16.5				$ 15.92
Number of forfeited shares					77,150						28,200
Number of vested shares					2,500

Pension liability - Projected Benefit Obligation (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension liability [Abstract]
Projected benefit obligation at January 1	$ 9,920	$ 8,097
Service cost for benefits earned	1,440	1,445	2,021
Interest cost	259	329	334
Actuarial gains	20	539
Benefits paid	(60)	(87)
Payroll tax of employer contribution	(92)	(57)
Foreign currency exchange rate changes	799	(346)
Projected benefit obligation at end of year	$ 12,286	$ 9,920	$ 8,097

Pension liability - Change in the Value of Plan Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension liability [Abstract]
Fair value of plan assets at January 1,	$ 7,374	$ 7,495
Expected return on plan assets	242	356	395
Actual return on plan assets	(542)	(604)
Employer contribution	655	406
Settlement	(60)	(87)
Foreign currency exchange rate changes	560	(192)
Fair value of plan assets at end of year	8,229	7,374	7,495
Unfunded status at end of year	$ (4,057)	$ (2,546)

Pension liability - Accumulated other comprehensive income/ (loss) (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension liability [Abstract]
Net actuarial loss	$ 1,467	$ 2,104	$ 3,046
Prior service cost	0	0	0
Defined benefit plan adjustment, net of tax $0	$ 1,467	$ 2,104	$ 3,046

Pension liability - Components of net Periodic Pension Cost (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension liability [Abstract]
Expected return on plan assets	$ (242)	$ (356)	$ (395)
Service cost	1,440	1,445	2,021
Interest cost	259	329	334
Amortization of actuarial loss	184	116	47
Settlement	0	0	1
Net periodic pension cost	$ 1,641	$ 1,534	$ 2,008

Pension liability - Components of changes in Plan Assets and Benefit Obligations recognized in Other Comprehensive Income/ (Loss) (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net actuarial loss (gain)	$ 1,467	$ 2,104	$ 3,046
Prior service cost (credit)	0	0	0
Amortization of actuarial loss	184	116	47
Total defined benefit plan adjustments net of tax $0	637	942	(425)
Recognized In Other Comprehensive Income/ (Loss)
Net actuarial loss (gain)	(581)	234	1,101
Prior service cost (credit)	276	1,133	(1,020)
Amortization of actuarial loss	942	(425)	(506)
Total defined benefit plan adjustments net of tax $0	$ 637	$ 942	$ (425)

Pension liability - Weighted Average Assumptions used to Determine Net Periodic Pension Cost (Table) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension liability [Abstract]
Expected return on plan assets	4.00%	4.10%	5.40%
Discount rate	2.30%	2.60%	4.00%
Compensation increases	3.50%	3.50%	4.00%

Pension liability - Pension Assets at Fair Value (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension liability [Abstract]
Share and other equity investments	$ 1,467	$ 1,123
Bonds and other security - fixed yield	4,432	3,402
Bonds held to maturity	661	1,261
Properties and real estate	1,226	1,279
Money market	88	78
Other	355	231
Total plan net assets at fair value	$ 8,229	$ 7,374	$ 7,495

Pension liability - Major Categories of Plan Assets as a Percentage of the Total Fair Value of Plan Assets (Table) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Target Plan Asset Allocations	100.00%	100.00%
Shares and other equity instruments
Defined Benefit Plan Target Plan Asset Allocations	18.00%	15.00%
Bonds
Defined Benefit Plan Target Plan Asset Allocations	62.00%	64.00%
Properties and real estate
Defined Benefit Plan Target Plan Asset Allocations	15.00%	17.00%
Other
Defined Benefit Plan Target Plan Asset Allocations	5.00%	4.00%

Pension liability - Fair Value of Pension Assets by Level (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Plan Net Assets	$ 8,229	$ 7,374	$ 7,495
Level 1
Net Plan Net Assets	5,358	4,762
Level 2
Net Plan Net Assets	1,274	1,025
Level 3
Net Plan Net Assets	1,597	1,587	1,338
US Equities
Net Plan Net Assets	887	658
US Equities | Level 1
Net Plan Net Assets	887	658
US Equities | Level 2
Net Plan Net Assets	0	0
US Equities | Level 3
Net Plan Net Assets	0	0
Non-US Equities
Net Plan Net Assets	580	465
Non-US Equities | Level 1
Net Plan Net Assets	209	157
Non-US Equities | Level 2
Net Plan Net Assets	0	0
Non-US Equities | Level 3
Net Plan Net Assets	371	308
Government bonds
Net Plan Net Assets	661	3,440
Government bonds | Level 1
Net Plan Net Assets	628	2,891
Government bonds | Level 2
Net Plan Net Assets	33	549
Government bonds | Level 3
Net Plan Net Assets	0	0
Corporate bonds
Net Plan Net Assets	4,432	1,223
Corporate bonds | Level 1
Net Plan Net Assets	3,546	978
Corporate bonds | Level 2
Net Plan Net Assets	886	245
Corporate bonds | Level 3
Net Plan Net Assets	0	0
Hedge funds and limited partnerships
Net Plan Net Assets	355	231
Hedge funds and limited partnerships | Level 1
Net Plan Net Assets	0	0
Hedge funds and limited partnerships | Level 2
Net Plan Net Assets	355	231
Hedge funds and limited partnerships | Level 3
Net Plan Net Assets	0	0
Cash And Cash Equivalents
Net Plan Net Assets	88	78
Cash And Cash Equivalents | Level 1
Net Plan Net Assets	88	78
Cash And Cash Equivalents | Level 2
Net Plan Net Assets	0	0
Cash And Cash Equivalents | Level 3
Net Plan Net Assets	0	0
Real estate
Net Plan Net Assets	1,226	1,279
Real estate | Level 1
Net Plan Net Assets	0	0
Real estate | Level 2
Net Plan Net Assets	0	0
Real estate | Level 3
Net Plan Net Assets	$ 1,226	$ 1,279

Pension liability - Summary of Changes in the Fair Value of the Pension Assets Classified as Level 3 Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Fair Value, Inputs, Level 3 [Member]	Dec. 31, 2011 Fair Value, Inputs, Level 3 [Member]
Fair value of plan assets at January 1,	$ 8,229	$ 7,374	$ 7,495	$ 1,587	$ 1,338
Actual return on plan assets:
Assets still held at reporting date				63	177
Purchase, sales, issuances and settlements (net)				(53)	72
Fair value of plan assets at end of year	$ 8,229	$ 7,374	$ 7,495	$ 1,597	$ 1,587

Pension liability - Pension Benefits Contribution (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Pension liability [Abstract]
December 31, 2013	$ 93
December 31, 2014	135
December 31, 2015	135
December 31, 2016	220
December 31, 2017	181
December 31, 2018 - 2021	2,190
Total pension payments	$ 2,954

Pension liability - Additional Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012 Integer	Dec. 31, 2011	Dec. 31, 2010
Number Of Pension Benefit Plans		8
Number Of Employees Covered		714
Defined Benefit Plan, Net Periodic Benefit Cost		$ 1,641	$ 1,534	$ 2,008
Estimated net loss for pension benefits		226
Ocean Rig [Member]
Number Of Pension Benefit Plans		3
Number Of Employees Covered		44
Defined Benefit Plan, Accumulated Benefit Obligation		8,887	7,037
Defined Benefit Plan, Contributions by Plan Participants	1,122
Us Gaap Fair Value Tier Level 1 Listed Equities Daily Average Turnover Threshold		3,462
Pension and Other Postretirement Benefit Contributions		$ 5,205	$ 3,738	$ 1,775
Managed By Norwegian Life Insurance Companies [Member]
Number Of Pension Benefit Plans		5
Managed By International Life Insurance Companies [Member]
Number Of Pension Benefit Plans		3

Commitment and contingencies - Purchase Obligations (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
First Year	$ 1,545,571
Vessels shipbuilding contract (Member)
First Year	365,795
Second Year	146,120
Third Year	0
Total	511,915
Drillship Shipbuilding contract (Member)
First Year	1,179,776
Second Year	0
Third Year	387,100
Total	1,566,876
Total Obligations (Member)
First Year	1,545,571
Second Year	146,120
Third Year	387,100
Total	$ 2,078,791

Commitment and contingencies - Contractual Charter Revenues (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Unbilled Receivables, Not Billable at Balance Sheet Date [Abstract]
Twelve months ending December 31, 2013	$ 1,249,929
Twelve months ending December 31, 2014	1,539,880
Twelve months ending December 31, 2015	1,202,512
Twelve months ending December 31, 2016	549,780
Twelve months ending December 31, 2017	67,494
Twelve months ending December 31, 2018 and thereafter	$ 21,522

Commitment and contingencies - Operating Leases (Details) (Offices Of Ocean Rig U D W (Member), USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Offices Of Ocean Rig U D W (Member)
Twelve months ending December 31, 2013	$ 2,774
Twelve months ending December 31, 2014	1,396
Twelve months ending December 31, 2015	422
Twelve months ending December 31, 2016	$ 422

Commitment and contingencies - Additional Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			4 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	May 03, 2010 Companys vessel release of detention [Member]	Dec. 31, 2012 Retroactive levy of import export duties [Member]	Dec. 31, 2011 Fine For Failure To Update Oil Record Book [Member]	Dec. 31, 2012 Ocean Rig Corcovado [Member]
Security Paid For Release Of Vessel				$ 1,500
Payments for Legal Settlements					6,100	2,400
Amount Reimbursed To Related Party						2,000
Loss of hire insurance recoveries recognized as revenue	$ 1,210,139	$ 1,077,662	$ 859,745				$ 24,600

Commitments and contingencies - Toro's sale agreement (Details) (Toro's sale agreement [Member], USD $) In Thousands, unless otherwise specified	1 Months Ended
	Jan. 29, 2009	Feb. 13, 2009	Jul. 17, 2008 DWT
Toro's sale agreement [Member]
Size of Vessels			73,034
Vessel Sale Price			$ 63,400
Revised vessel sale price	36,000
Security Deposit Released In Favor Of Company	6,300
Additional Security deposit	1,500
Security deposit not paid		$ 1,500

Accumulated other comprehensive loss (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Actuarial pension gain	$ (1,467)	$ (2,104)	$ (3,046)
Total	(9,175)	(28,610)
Total
Cash flows hedges unrealized loss	0	(22,904)
Cash flows hedges realized loss	(15,548)	(16,097)
Senior notes unrealized loss	0	(1,350)
Actuarial pension gain	1,467	2,104
Total	(14,081)	(38,247)
Attributable to Dryships Inc.
Cash flows hedges unrealized loss	0	(16,921)
Cash flows hedges realized loss	(10,130)	(11,893)
Senior notes unrealized loss	0	(1,350)
Actuarial pension gain	955	1,554
Total	(9,175)	(28,610)
Attributable to non controlling interest
Cash flows hedges unrealized loss	0	(5,983)
Cash flows hedges realized loss	(5,418)	(4,204)
Senior notes unrealized loss	0	0
Actuarial pension gain	512	550
Total	$ (4,906)	$ (9,637)

Interest and finance cost (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest and Finance Costs [Abstract]
Interest incurred on long-term debt	$ 205,070	$ 156,088	$ 99,044
Amortization and write off of financing fees	17,565	21,952	8,249
Amortization of convertible notes discount	38,855	34,144	26,516
Amortization of share lending agreement notes issuance costs	2,983	2,974	2,617
Other	4,622	7,083	8,850
Capitalized interest	(58,967)	(76,068)	(78,451)
Total	$ 210,128	$ 146,173	$ 66,825

Segment Information (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues	$ 1,210,139	$ 1,077,662	$ 859,745
Vessel and rig/drillship operating expenses	649,722	373,122	190,614
Depreciation and amortization	335,458	274,281	192,891
(Gain)/ Loss on sale of assets	1,179	3,357	(9,435)
Impairment charge	0	144,688	3,588
General and administrative expenses	145,935	123,247	88,576
Gain/(loss) on interest rate swaps	(54,073)	(68,943)	(120,505)
Gain/ (loss) on FFA's	0	0	0
Income tax expense	(43,957)	(27,428)	(20,436)
Net income/(loss)	(288,593)	(47,286)	190,450
Net income/(loss) attributable to DryShips Inc.	(246,778)	(70,128)	188,327
Interest and finance cost	(210,128)	(146,173)	(66,825)
Interest income	4,203	16,575	21,866
Change in fair value of derivatives (gain)/loss	(54,506)	(38,155)	48,439
Total assets	8,878,491	8,621,689	6,984,494
Drybulk Segment (Member)
Revenues	227,141	365,361	457,804
Vessel and rig/drillship operating expenses	69,640	81,947	71,245
Depreciation and amortization	94,716	103,436	117,799
(Gain)/ Loss on sale of assets	1,046	2,603	(10,893)
Impairment charge	0	144,688	3,588
General and administrative expenses	52,576	70,974	65,874
Gain/(loss) on interest rate swaps	(13,229)	(35,488)	(80,202)
Gain/ (loss) on FFA's	(13,934)	(4,724)	0
Income tax expense	0	0	0
Net income/(loss)	(115,423)	(144,314)	20,373
Net income/(loss) attributable to DryShips Inc.	(115,423)	(144,314)	20,373
Interest and finance cost	(95,545)	(90,477)	(91,421)
Interest income	3,645	6,733	9,402
Change in fair value of derivatives (gain)/loss	(41,801)	(23,041)	15,320
Total assets	2,020,180	2,124,848	2,470,323
Tanker Segment (Member)
Revenues	41,095	12,652	0
Vessel and rig/drillship operating expenses	16,499	9,342	0
Depreciation and amortization	15,092	6,213	0
(Gain)/ Loss on sale of assets	0	0	0
Impairment charge	0	0	0
General and administrative expenses	9,712	5,555	0
Gain/(loss) on interest rate swaps	(3,870)	0	0
Gain/ (loss) on FFA's	13,934	4,724	0
Income tax expense	0	0	0
Net income/(loss)	(43,774)	(435)
Net income/(loss) attributable to DryShips Inc.	(43,774)	(435)
Interest and finance cost	(2,267)	3,761
Interest income	5	32
Change in fair value of derivatives (gain)/loss	3,358
Total assets	579,451	430,195	124,266
Drilling Rigs Segment (Member)
Revenues	941,903	699,649	401,941
Vessel and rig/drillship operating expenses	563,583	281,833	119,369
Depreciation and amortization	225,650	164,632	75,092
(Gain)/ Loss on sale of assets	133	754	1,458
Impairment charge	0	0	0
General and administrative expenses	83,647	46,718	22,702
Gain/(loss) on interest rate swaps	(36,974)	(33,455)	(40,303)
Gain/ (loss) on FFA's
Income tax expense	(43,957)	(27,428)	(20,436)
Net income/(loss)	(129,396)	97,463	170,077
Net income/(loss) attributable to DryShips Inc.	(87,581)	74,621	167,954
Interest and finance cost	(112,316)	(59,487)	24,596
Interest income	553	9,810	12,464
Change in fair value of derivatives (gain)/loss	(16,063)	(15,114)	33,119
Total assets	$ 6,278,860	$ 6,066,646	$ 4,389,905

Segment Information - Revenue per country (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Tota leasing and service revenues	$ 941,903	$ 700,819	$ 403,162
Ghana [Member]
Tota leasing and service revenues	175,595	230,018	227,649
Turkey [Member]
Tota leasing and service revenues	0	50,183	176,228
Norway [Member]
Tota leasing and service revenues	0	0	(715)
Brazil [Member]
Tota leasing and service revenues	233,569	(617)	0
Namibia [Member]
Tota leasing and service revenues	33,212	0	0
Ivory Coast [Member]
Tota leasing and service revenues	0	89,686	0
Greenland [Member]
Tota leasing and service revenues	136	253,125	0
Angola [Member]
Tota leasing and service revenues	79,884	0	0
Falkland [Member]
Tota leasing and service revenues	166,795	0	0
Equatorial Guinea [Member]
Tota leasing and service revenues	56,297	0	0
Tanzania [Member]
Tota leasing and service revenues	$ 196,416	$ 78,424	$ 0

Earnings per share (Table) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share Reconciliation [Abstract]
Net income/(loss) attributable to DryShips Inc.	$ (246,778)	$ (70,128)	$ 188,327
Less:Series A Convertible Preferred stock dividends	0	(4,466)	(13,624)
Less: Non-vested common stock dividends declared and undistributed earnings	0	0	(2,139)
Basic EPS
Income/(loss) available to common stockholders	(246,778)	(74,594)	172,564
Weighted Average Number Of Shares Outstanding Basic	380,159,088	355,144,764	268,858,688
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, BASIC	$ (0.65)	$ (0.21)	$ 0.64
Dilutive effect of securities, preferred stock dividends			13,624
Weighted Average Number Diluted Shares Outstanding Adjustment			36,567,164
Diluted EPS
Income (Loss) Available to Common Stockholders, Diluted	$ (246,778)	$ (74,594)	$ 186,188
Weighted Average Number Of Diluted Shares Outstanding	380,159,088	355,144,764	305,425,852
EARNINGS/(LOSS) PER COMMON SHARE ATTRIBUTABLE TO DRYSHIPS INC. COMMON STOCKHOLDERS, DILUTED	$ (0.65)	$ (0.21)	$ 0.61

Earnings per share - Additional information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended	9 Months Ended					6 Months Ended
	Jul. 15, 2009	Oct. 17, 2011	Dec. 31, 2012	Dec. 31, 2011	Apr. 30, 2010 Own Share Lending Agreement [Member]	Nov. 30, 2009 Own Share Lending Agreement [Member]	Jul. 15, 2009 Acquisition Of 25 Of Ocean Rig Udw [Member]
Common stock shares issued			424,762,244	424,762,094	10,000,000	26,100,000
Issuance of preferred stock, shares							52,238,806
Face value of preferred shares issued							$ 280,000
Conversion of Stock, Shares Converted		6,532,979
Stock Issued During Period, Shares, Conversion of Convertible Securities		5,123,905
Number of common shares converted from preferred shares		40,971,612
Preferred Stock, Dividend Rate, Percentage							6.75%
Sale Of Subsidiary Common Stock Percentage	25.00%

Income Taxes - Ocean Rig Income/(Losses) Before Taxes by Country (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Total income before taxes	$ (244,636)	$ (19,858)	$ 210,886
Drillings Rigs Segment [Member]
Domestic income/ (loss) (Marshall Islands)	(67,582)	190,940	174,794
Foreign income/ (loss)	(20,797)	(68,214)	(19,597)
Total income before taxes	$ (88,379)	$ 122,726	$ 155,197

Income Taxes - Entitys Total Income Tax Expense for the Period and Statutory Tax Rate (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Current Tax expense	$ 43,957	$ 27,637	$ 20,227
Deferred Tax expense / (benefit)	0	(209)	209
Income tax	$ 43,957	$ 27,428	$ 20,436
Effective tax rate	(50.00%)	22.00%	13.00%

Income Taxes - Reconciliation of Total Tax Expense (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of total tax expense [Abstract]
Change in valuation allowance	$ 6,311	$ (41,870)	$ (14,922)
Differences in tax rates	(3,896)	(3,288)	14,177
Effect of permanent differences	120	2	40
Adjustments in respect to current income tax of previous years	184	(766)	281
Effect of exchange rate differences	(1,599)	(3,318)	1,465
Withholding tax	42,837	26,132	19,395
Loss of tax loss carry forward because of liquidation	0	50,536	0
Total	$ 43,957	$ 27,428	$ 20,436

Income Taxes - Deferred Tax Assets and Liabilities (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets
Net operations loss carry forward	$ 8,707	$ 8,015
Accrued expenses
Accelerated depreciation of assets	107	31
Pension	1,136	713
Total deferred tax assets	9,950	8,759
Less: valuation allowance	(9,950)	(8,759)
Total deferred tax asset,net	$ 0	$ 0

Income Taxes - Additional Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred Tax Assets Net	0	0
Net operating losses, gross	32,961	25,593
Income Tax Average Examination Period	3 to 6 years
Brazil, Angola, Equatorial Guinea, Ivory Coast and Ghana
Withholding Tax As A Percentage Of Current Tax Expense	97.00%
Ghana Tanzania And Turkey [Member]
Withholding Tax As A Percentage Of Current Tax Expense		95.00%
Ghana And Turkey [Member]
Withholding Tax As A Percentage Of Current Tax Expense			95.00%
Marshall Islands [Member]
Percentage Of Marshall Islands And Malta Subsidiaries Stock Treated As Owned By Indivinduals Resident In Marshall Islands	100.00%
Current tax rate	0.00%	0.00%	0.00%

Subsequent Events - Additional information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	2 Months Ended	12 Months Ended		0 Months Ended	1 Months Ended		3 Months Ended
	Feb. 14, 2013	Mar. 03, 2013	Dec. 31, 2013	Dec. 31, 2012	Jan. 09, 2013 Drilling Rig Eirik Raude [Member] Integer	Feb. 01, 2013 Drilling Rig Eirik Raude [Member] Integer	Feb. 14, 2013 Option Of Up To Four Period Extensions [Member]	Mar. 15, 2013 Far Eastern Shipyard Agreement [Member]
Number Of Wells					1
Number Of Wells Based On Contract Option					3	4
Maximum duration					6 months	12 months	6 months
Sale Of Subsidiarys Common Stock	7,500,000
Proceeds From Contract Termination		$ 13,700
Non Recoverable Revenue Due To Contract Termination			14,100
Seller Credit								$ 12,500
Number of shares of Ocean Rig UDW pledged as collateral								1,602,500
Variable rate basis				LIBOR				LIBOR
Spread on variable rate								3.00%

Subsequent Events - Syndication of loan (Details) (USD $) In Thousands, unless otherwise specified	1 Months Ended	12 Months Ended	2 Months Ended
	Feb. 14, 2013	Dec. 31, 2012	Feb. 28, 2013 Term Bank Loan [Member]
Syndicated secured loan facility			$ 1,350,000
Debt Facility Duration Term			5 years
Repayment Duration Of Syndicated Secured Term Loan Facility			11 years
Variable rate basis		LIBOR	LIBOR
Proceeds From Sale Of Subsidiarys Common Stock	$ 123,188

Schedule I - Condensed Financial Information of Dryships Inc. - Balance Sheets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CURRENT ASSETS:
Cash and cash equivalents	$ 341,950	$ 251,143	$ 391,530	$ 693,169
Restricted cash	223,133	72,765
Due from related parties	40,686	26,146
Other current assets	122,775	80,052
Total current assets	903,529	570,077
NON-CURRENT ASSETS:
Restricted cash	155,375	332,801
Total assets	8,878,491	8,621,689	6,984,494
CURRENT LIABILITIES:
Current portion of long-term debt	1,102,085	429,149
Financial instruments	85,844	100,104
Due to related parties	4,750	7,518
Total current liabilities	1,573,529	756,263
NON-CURRENT LIABILITIES
Long-term debt, net of current portion	3,284,630	3,812,686
Financial instruments	63,096	102,346
Total non-current liabilities	3,436,943	3,926,764
STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value; 500,000,000 shares authorized at December 31, 2011 and 2012; 100,000,000 shares designated as Series A Convertible preferred stock; 0 shares of Series A Convertible Preferred Stock issued and outstanding at December 31, 2011 and 2012, respectively	0	0
Common stock, $0.01 par value; 1,000,000,000 shares authorized at December 31, 2011 and 2012; 424,762,094 and 424,762,244 shares issued and outstanding at December 31, 2011 and 2012, respectively	4,247	4,247
Treasury stock; $0.01 par value; 1,000,000 and 11,000,000 shares at December 31, 2011 and 2012, respectively	(110)	(10)
Additional paid-in capital	2,837,525	2,908,950
Accumulated other comprehensive loss	(9,175)	(28,610)
Retained earnings	13,973	260,751
Total stockholders' equity	2,846,460	3,145,328
Total liabilities and stockholders equity	8,878,491	8,621,689
Dryships Inc.
CURRENT ASSETS:
Cash and cash equivalents	45,619	391	9,671	208
Restricted cash	52,265	5,140
Due from related parties	21,959	26,146
Other current assets	327	282
Total current assets	120,170	31,959
NON-CURRENT ASSETS:
Restricted cash	0	47,533
Investments in subsidiaries (eliminated in consolidation)	5,129,133	5,393,250
Total non-current assets	5,129,133	5,440,783
Total assets	5,249,303	5,472,742
CURRENT LIABILITIES:
Current portion of long-term debt	269,436	54,325
Due to subsidiaries (eliminated in consolidation)	1,472,759	1,341,243
Financial instruments	33,633	42,982
Due to related parties	4,704	664
Other current liabilities	4,433	4,489
Total current liabilities	1,784,965	1,443,703
NON-CURRENT LIABILITIES
Long-term debt, net of current portion	601,000	844,307
Financial instruments	16,878	39,404
Total non-current liabilities	617,878	883,711
STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value; 500,000,000 shares authorized at December 31, 2011 and 2012; 100,000,000 shares designated as Series A Convertible preferred stock; 0 shares of Series A Convertible Preferred Stock issued and outstanding at December 31, 2011 and 2012, respectively	0	0
Common stock, $0.01 par value; 1,000,000,000 shares authorized at December 31, 2011 and 2012; 424,762,094 and 424,762,244 shares issued and outstanding at December 31, 2011 and 2012, respectively	4,247	4,247
Treasury stock; $0.01 par value; 1,000,000 and 11,000,000 shares at December 31, 2011 and 2012, respectively	(110)	(10)
Additional paid-in capital	2,837,525	2,908,950
Accumulated other comprehensive loss	(9,175)	(28,610)
Retained earnings	13,973	260,751
Total stockholders' equity	2,846,460	3,145,328
Total liabilities and stockholders equity	$ 5,249,303	$ 5,472,742

Schedule I - Condensed Financial Information of Dryships Inc. - Balance Sheets Parentheticals (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Preferred stock par value	$ 0.01	$ 0.01
Preferred stock shares authorized	500,000,000	500,000,000
Common stock par value	$ 0.01	$ 0.01
Common stock shares authorized	1,000,000,000	1,000,000,000
Common stock shares issued	424,762,244	424,762,094
Common stock shares outstanding	424,762,244	424,762,094
Treasury Stock Par Value Per Share	$ 0.01	$ 0.01
Treasury stock, shares	11,000,000	1,000,000
Series A Preferred Stock [Member]
Preferred stock shares authorized	100,000,000	100,000,000
Issuance of preferred stock, shares	0	0
Preferred stock shares outstanding	0	0
Dryships Inc.
Preferred stock par value	$ 0.01	$ 0.01
Preferred stock shares authorized	500,000,000	500,000,000
Common stock par value	$ 0.01	$ 0.01
Common stock shares authorized	1,000,000,000	1,000,000,000
Common stock shares issued	424,762,224	424,762,094
Common stock shares outstanding	424,762,224	424,762,094
Treasury Stock Par Value Per Share	$ 0.01	$ 0.01
Treasury stock, shares	11,000,000	1,000,000
Dryships Inc. | Series A Preferred Stock [Member]
Preferred stock shares authorized	100,000,000	100,000,000
Issuance of preferred stock, shares	0	0
Preferred stock shares outstanding	0	0

Schedule I - Condensed Financial Information of Dryships Inc. - Statements of Operations (Table) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
EXPENSES:
General and administrative expenses	$ (145,935)	$ (123,247)	$ (88,576)
Operating loss	15,854	169,660	366,078
OTHER INCOME / (EXPENSES):
Interest and finance cost	(210,128)	(146,173)	(66,825)
Interest income	4,203	16,575	21,866
Gain/ (loss) on interest rate swaps	(54,073)	(68,943)	(120,505)
Other, net	(492)	9,023	10,272
Total expenses, net	(260,490)	(189,518)	(155,192)
Net income/ (loss)	(288,593)	(47,286)	190,450
Earnings/ (loss) per share, basic	$ (0.65)	$ (0.21)	$ 0.64
Weighted average number of shares, basic	380,159,088	355,144,764	268,858,688
Earnings/ (loss) per share, diluted	$ (0.65)	$ (0.21)	$ 0.61
Weighted average number of shares, diluted	380,159,088	355,144,764	305,425,852
Dryships Inc.
EXPENSES:
General and administrative expenses	(29,408)	(42,903)	(43,893)
Operating loss	(29,408)	(42,903)	(43,893)
OTHER INCOME / (EXPENSES):
Interest and finance cost	(85,692)	(83,025)	(77,731)
Interest income	3,065	658	479
Gain/ (loss) on interest rate swaps	(9,513)	(27,807)	(64,162)
Other, net	672	3,809	(1,610)
Total expenses, net	(91,468)	(106,365)	(143,024)
Equity in earnings/ (loss) of subsidiaries (eliminated in consolidation)	(125,902)	79,140	375,244
Net income/ (loss)	$ (246,778)	$ (70,128)	$ 188,327
Earnings/ (loss) per share, basic	$ (0.65)	$ (0.21)	$ 0.64
Weighted average number of shares, basic	380,159,088	355,144,764	268,858,688
Earnings/ (loss) per share, diluted	$ (0.65)	$ (0.21)	$ 0.61
Weighted average number of shares, diluted	380,159,088	355,144,764	305,425,852

Schedule I - Condensed Financial Information of Dryships Inc. - Statements of Comprehensive Income/ (loss) (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income/ (loss)	$ (288,593)	$ (47,286)	$ 190,450
Other comprehensive income/ (loss):
Unrealized gain/(loss) on cash flows hedges	0	0	(5,495)
Realized gain/(loss) on cash flows hedges associated with capitalized interest	0	0	(11,539)
Unrealized gain/ (loss) on senior notes	2,059	(1,350)	0
Reclassification of gain associated with senior Notes to Consolidated Statement of Operations, net	(709)	0	0
Reclassification of losses on previously designated cash flow hedges to Consolidated Statement of Operations, net	22,904	13,088	0
Reclassification of realized losses associated with capitalized interest to Consolidated Statement of Operations, net	549	368	0
Actuarial gains/ (losses)	(637)	(942)	425
Other comprehensive income/(loss)	24,166	11,164	(16,609)
Comprehensive income/(loss)	(264,427)	(36,122)	173,841
Dryships Inc.
Net income/ (loss)	(246,778)	(70,128)	188,327
Other comprehensive income/ (loss):
Unrealized gain/(loss) on cash flows hedges	0	0	(5,694)
Realized gain/(loss) on cash flows hedges associated with capitalized interest	0	0	(11,450)
Unrealized gain/ (loss) on senior notes	2,059	(1,350)	0
Reclassification of gain associated with senior Notes to Consolidated Statement of Operations, net	(709)	0	0
Reclassification of losses on previously designated cash flow hedges to Consolidated Statement of Operations, net	15,261	10,077	0
Reclassification of realized losses associated with capitalized interest to Consolidated Statement of Operations, net	371	281	0
Actuarial gains/ (losses)	(416)	(716)	349
Other comprehensive income/(loss)	16,566	8,292	(16,795)
Comprehensive income/(loss)	$ (230,212)	$ (61,836)	$ 171,532

Schedule I - Condensed Financial Information of Dryships Inc. - Statements of Cash Flows (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Cash Used in Operating Activities	$ 237,529	$ 349,205	$ 476,801
Cash Flows from Investing Activities:
Net Cash Used in Investing Activities	(389,947)	(1,822,394)	(1,680,748)
Cash Flows from Financing Activities:
Proceeds from issuance of convertible notes	0	0	237,202
Principal payments of long-term debt	(867,932)	(877,793)	(217,726)
Net proceeds from common stock issuance	0	0	341,774
Net proceeds from sale of shares in subsidiary	180,485	0	488,301
Proceeds from share-lending arrangement	0	0	100
Payment of financing costs	(35,431)	(44,507)	(7,876)
Net Cash Provided by Financing Activities	243,225	1,332,802	902,308
Net (decrease) / increase in cash and cash equivalents	90,807	(140,387)	(301,639)
Cash and cash equivalents at beginning of year	251,143	391,530	693,169
Cash and cash equivalents at end of year	341,950	251,143	391,530
Dryships Inc.
Net Cash Used in Operating Activities	(86,475)	(109,444)	(106,952)
Cash Flows from Investing Activities:
Investments in subsidiaries	(107,463)	(266,665)	(762,639)
Restricted cash	408	3,607	(30,429)
Net Cash Used in Investing Activities	(107,055)	(263,058)	(793,068)
Cash Flows from Financing Activities:
Due to subsidiaries	131,516	522,339	425,467
Proceeds from issuance of convertible notes	0	0	237,202
Principal payments of long-term debt	(72,804)	(159,117)	(94,746)
Net proceeds from common stock issuance	0	0	341,774
Net proceeds from sale of shares in subsidiary	180,485	0	0
Proceeds from share-lending arrangement	0	0	100
Payment of financing costs	(439)	0	(314)
Net Cash Provided by Financing Activities	238,758	363,222	909,483
Net (decrease) / increase in cash and cash equivalents	45,228	(9,280)	9,463
Cash and cash equivalents at beginning of year	391	9,671	208
Cash and cash equivalents at end of year	$ 45,619	$ 391	$ 9,671

Schedule I - Condensed Financial Information of Dryships Inc. - Principal payments (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Year ending December 31,
2013	$ 1,118,005
2014	876,667
2015	176,667
2016	1,110,000
Total principal payments	4,548,839	4,434,018
Less: Financing fees and equity component of notes	(162,124)	(192,183)
Total debt	4,386,715	4,241,835
Dryships Inc.
Year ending December 31,
2013	271,570
2014	700,000
Total principal payments	971,570
Less: Financing fees and equity component of notes	(101,134)
Total debt	$ 870,436

Schedule I - Condensed Financial Information of Dryships Inc. - Narratives (Details) (USD $) In Thousands, unless otherwise specified	4 Months Ended	11 Months Ended						4 Months Ended	11 Months Ended
	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 (Member)	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 (Member)	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 - Exercise of over allotment option [Member]	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 - Exercise of over allotment option [Member]	Apr. 30, 2010 Issuance of Convertible Unsecured Senior Notes in April 2010 - Initial Issuance [Member]	Nov. 30, 2009 Issuance of Convertible Unsecured Senior Notes in November 2009 - Initial Issuance [Member]	Dec. 31, 2012 Dryships Inc.	Apr. 30, 2010 Dryships Inc. Issuance of Convertible Unsecured Senior Notes in April 2010 (Member)	Nov. 30, 2009 Dryships Inc. Issuance of Convertible Unsecured Senior Notes in November 2009 (Member)	Apr. 30, 2010 Dryships Inc. Issuance of Convertible Unsecured Senior Notes in April 2010 - Exercise of over allotment option [Member]	Nov. 30, 2009 Dryships Inc. Issuance of Convertible Unsecured Senior Notes in November 2009 - Exercise of over allotment option [Member]	Apr. 30, 2010 Dryships Inc. Issuance of Convertible Unsecured Senior Notes in April 2010 - Initial Issuance [Member]	Nov. 30, 2009 Dryships Inc. Issuance of Convertible Unsecured Senior Notes in November 2009 - Initial Issuance [Member]
Debt Instrument, Face Amount	$ 240,000	$ 460,000	$ 20,000	$ 60,000	$ 220,000	$ 400,000	$ 669,769	$ 240,000	$ 460,000	$ 20,000	$ 60,000	$ 220,000	$ 400,000
Proceeds from Issuance of Unsecured Debt	$ 237,202	$ 447,810						$ 237,202	$ 447,810